UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05452)

Exact name of registrant as specified in charter:	Putnam Premier Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2008

Date of reporting period: August 1, 2007 - July 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Premier Income Trust

FUND SYMBOL: PPT

7|31|08

Annual Report

PUTNAM
INVESTMENTS

INCOME FUNDS
invest in bonds and other
securities with the goal of
providing a steady stream
of income over time.

What makes

Putnam different?

A time-honored tradition in
money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right
for investors

With a focus on investment performance and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Premier Income
Trust

7 | 31 | 08
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Leader	5
Performance in depth	8
Your fund’s management	9
Terms and definitions	10
Trustee approval of management contract	11
Other information for shareholders	14
Financial statements	15
Federal tax information	59
Compliance certifications	59
Shareholder meeting results	59
About the Trustees	60
Officers	63

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

The past 12 months have presented the economy with a growing set of challenges, and financial markets have responded with losses across a wide range of sectors globally. It is always unsettling to see the markets and one’s investment returns declining. Times like these are a reminder of why it is important to keep a long-term perspective, to ensure that your portfolio is well diversified, and to seek the counsel of your financial representative.

At Putnam, we continually strive to offer the best investment returns, innovative products, and award-winning service to our shareholders. In keeping with this tradition, we are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, has joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments, effective July 1, 2008. Charles E. Haldeman, Jr., former President and CEO, has taken on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company.

Mr. Reynolds brings to Putnam substantial industry experience and an outstanding record of success, including serving as Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007. We look forward to working with Bob as we continue our goal to position Putnam to exceed our shareholders’ expectations.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Respectfully yours,

Ed Haldeman

Charles E. Haldeman, Jr.
President of the Funds

John A. Hill

John A. Hill
Chairman of the Trustees

September 17, 2008

About the fund
Seeking broad diversification across global bond markets

When Putnam Premier Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. And, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

The bond investment landscape has undergone a transformation in the two decades since the fund’s launch. New sectors such as mortgage- and asset-backed securities now make up over one third of the U.S. investment-grade market. The high-yield corporate bond sector has also grown significantly. Outside the United States, the advent of the euro has resulted in a large market of European bonds. And there are also growing opportunities to invest in the debt of emerging-market countries.

The fund is designed to keep pace with this market expansion. To process the market’s increasing complexity, Putnam’s nearly 100-member fixed-income group aligns teams of specialists with the varied investment opportunities. Each team identifies what it considers to be compelling strategies within its area of expertise. Your fund’s management team selects from among these strategies, systematically building a diversified portfolio that seeks to carefully balance risk and return.

We believe the fund’s multi-strategy approach is well suited to the expanding opportunities of today’s global bond marketplace. As different factors drive the performance of the various fixed-income sectors, the fund’s diversified strategy can take advantage of changing market leadership in pursuit of high current income.

Putnam Premier Income Trust balances risk and return across multiple sectors

Portfolio composition as of 7/31/08

Putnam believes that building a diversified portfolio with multiple income-generating strategies is the best way to pursue your fund’s objectives. The fund’s portfolio is composed of a broad spectrum of government, credit, and securitized debt instruments.

Weightings are shown as a percentage of the fund’s net assets. Allocations and holdings in each sector will vary over time. For more information on current fund holdings, see pages 17–50.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s NAV.

How do closed-end funds
differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Putnam Premier Income Trust

Performance and portfolio snapshots

Average annual total return (%) comparison as of 7/31/08

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 8 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

“In more than 20 years as a money manager,
I have never witnessed a more challenging
period in the credit markets. At the same
time, we believe that the fluctuating
markets have presented some of the best
opportunities for future returns.”

Bill Kohli, Portfolio Leader, Putnam Premier Income Trust

Credit qualities shown as a percentage of portfolio value as of 7/31/08. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s rating; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Credit quality overview

Bill, the bond markets have been unusually volatile in recent months. How did the fund perform during its fiscal year?

The fund returned –1.31% at net asset value for the year ended July 31, 2008, and in more than 20 years as a money manager, I have never witnessed a more challenging and volatile period in the credit markets. Over much of the past 12 months, many investors indiscriminately fled even high-quality mortgage and credit instruments for government-backed U.S. Treasury bonds and international government securities. The fund significantly underperformed its benchmark, which is more highly concentrated in these government securities, despite our emphasis on securities of investment-grade and higher quality, and our continued cautious stance on duration — a measure of portfolio risk. The fund also underperformed its peer group, Lipper Flexible Income Funds, which returned 1.24% on average.

Can you discuss the major events that took place during the period within the global fixed-income marketplace?

The fund’s fiscal year roughly coincided with the unfolding of the housing-sparked credit crisis, but November 2007 and January and March of this year stand out as periods when securitized bond prices moved sharply lower. From late 2007 through early 2008, global credit markets grew increasingly illiquid, reaching a low point thus far with the collapse of Bear Stearns on March 17. Other factors contributing to market volatility included spiking energy and commodity prices and rising international tensions.

At first, the U.S. Federal Reserve [the Fed] reacted cautiously to events, but as credit markets ground to a halt, the Fed began to move decisively and creatively to address liquidity and structural issues in the market, in coordination with other major central banks. The Fed cut the federal funds rate dramatically in a relatively short period — by three and one-quarter percentage points over seven FOMC meetings from September to April. And in an unprecedented move, it extended substantial additional credit to commercial and investment banks through newly created lending facilities.

In response to the measures from the Fed — and some earlier indications that the United States might avoid a

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/08. See the previous page and page 8 for additional fund performance information. Index descriptions can be found on page 10.

recession — bond prices of high-grade credit securities rose somewhat in April, and interest-rate spreads versus Treasuries retreated. However, spreads widened again in July as the worsening financial situation for mortgage-giants Fannie Mae and Freddie Mac placed another negative spotlight on the mortgage markets.

Of the large number of strategies the fund uses to generate returns, which helped performance during the period?

The fund’s “steepener” strategy, where we overweight shorter-term securities and underweight longer-term issues, continues to be a strong contributor to performance. This strategy is based on our view that the yield curve will steepen as the Fed either cuts short-term rates or holds them steady, and longer-term rates trend higher due to the liquidity squeeze and investors’ inflation concerns. The fund also benefited from exposure to high-quality commercial mortgage-backed securities during the period. We took gains from this position late in the period and shifted a portion into agency collateralized mortgage obligations such as interest-only mortgage instruments, which we believe should benefit from the current environment of shrinking mortgage prepayment levels. The fund also posted gains from a large position in inflation-linked strategies in Japan. However, we significantly reduced these holdings late in the period as our forecast for global economic growth has become more guarded, reducing the expectation of inflation.

In light of our analysis of risks to the economy and markets, over the period we decreased the fund’s longer-dated positions and focused on two-year maturities. In general, we are overweighting European versus U.S. instruments based on our view that the economic fallout in Europe from the global financial crisis is not fully reflected in European bond prices. In addition, we continue to keep the fund’s duration close to that of the benchmark in order to lessen the portfolio’s vulnerability to the negative impact of any future rate increases. In terms of currency strategy, we have been taking a more tactical, that is, less sweeping, approach in recent weeks based on the slight pullback we have now seen in commodity prices and on our forecast for a decline in global growth. Lastly, the fund holds very reduced weights of credit instruments such as high-yield and investment-grade corporate bonds.

What strategy detracted from returns during the period?

The most notable detractor was the fund’s position in high-quality commercial mortgage-backed securitized bonds. Interest-rate spreads widened sharply compared with Treasuries, as their bond prices declined in a market environment that was extremely difficult for many fixed-income instruments.

Bill, were there any investment opportunities in the volatile market?

Top holdings

This table shows the fund’s top holdings and the percentage of the fund’s net assets that each represented as of 7/31/08. Holdings will vary over time.

HOLDING (percent of fund’s net assets)	COUPON (%) and MATURITY DATE

Securitized sector
Federal National Mortgage Association Pass-Through Certificates (30.62%)	5%, 2038
Federal National Mortgage Association Pass-Through Certificates (23.40%)	5%, 2038
Credit Suisse Mortgage Capital Certificates (2.12%)	5.69%, 2040
Credit sector
VTB Capital SA (0.48%)	6.61%, 2012
VTB Capital (0.39%)	6.32%, 2015
Echostar DBS Corp. (0.39%)	6.625%, 2014
Government sector
Japan (Government of) CPI Linked Bonds (3.67%)	1%, 2016
U.S. Treasury Strip (1.35%)	zero %, 2024
Sweden (Government of) Debs. (1.13%)	6.75%, 2014

Absolutely. The volatility we have experienced is almost unprecedented, but at the same time we believe that the fluctuating markets have presented some of the best opportunities for future returns that many of us have seen in two decades. At several junctures during periods of volatility, we increased our positions within very high-quality mortgage and mortgage-backed securities. We believe that we have done so without measurably increasing the portfolio’s fundamental credit risk, and we think the opportunity here is very exciting.

What is your outlook for the markets and the fund?

We had been hopeful that the Bear Stearns bailout represented a “bottom” in the extended period of credit market turmoil. However, recent additional write-downs by financial institutions and severe share price declines for Fannie Mae and Freddie Mac probably point to extensive and unresolved structural problems for the mortgage and financial markets. These issues will probably not be fully addressed at least until after the presidential election. The possibility for large mortgage-related write-downs among European financial entities also exists. Congress recently passed legislation to address the solvency of Fannie Mae and Freddie Mac, but the market seems to be calling for additional reforms.

We believe the outlook for a U.S. economic slowdown has already been “priced in” to the financial markets, although the downturn could be deeper and market volatility more persistent than many believe. We also believe the global economy could turn down significantly in the coming year, and we have adjusted the fund’s strategies accordingly. In summary, we foresee continued financial market volatility in the short term, but are hopeful that the strategies we have in place will lay the groundwork for future gains for the fund.

Thanks, Bill, for sharing your insights with us.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

I N  T H E  N E W S

In early September, the U.S. government announced plans to take over the Federal National Mortgage Association (Fannie Mae) and the Federal Home Mortgage Corporation (Freddie Mac), the companies that play key roles in the U.S. home mortgage market. Created by Congress as “government-sponsored enterprises,” Fannie Mae and Freddie Mac are publicly traded companies with a mandate to foster a liquid mortgage market by acting as reliable purchasers of mortgage loans, which they repackage and sell as mortgage-backed securities. Under the plan, the U.S. Treasury will buy $1 billion of preferred shares in each company and place both companies under the control of the Federal Housing Finance Authority. The government also has pledged to provide up to $200 billion to the companies as they cope with heavy losses resulting from rising home mortgage defaults and falling real estate prices.

Of special interest

We are pleased to report that effective March 2008, your fund’s dividend was increased from $0.033 to $0.039 per share, and that in June, it was increased again from $0.039 to $0.043 per share. These dividend increases were possible due to the higher yield premium offered in bonds from all sectors outside of Treasury bonds, and the fund’s increased exposure to these areas.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time. Sector concentrations listed after the portfolio schedule in the Financial Statements section of this shareholder report are exclusive of insured or pre-refunded status and may differ from the summary information below.

Your fund’s performance

This section shows your fund’s performance for periods ended July 31, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Total return and comparative index results For periods ended 7/31/08

				Lipper Flexible
				Income Funds
			Lehman Government	(closed-end)
	NAV	Market price	Bond Index	category*

Annual average
Life of fund (since 2/29/88)	7.64%	6.77%	7.14%	7.07%

10 years	65.80	54.85	74.62	60.07
Annual average	5.19	4.47	5.73	4.78

5 years	35.09	31.71	26.13	34.11
Annual average	6.20	5.66	4.75	6.00

3 years	9.68	13.43	16.34	10.79
Annual average	3.13	4.29	5.17	3.47

1 year	–1.31	2.84	8.62	1.24

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/08, there were 6, 6, 6, 5, and 1 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 7/31/08

Distributions:

Number	12

Income	$0.419

Capital gains	—

Total	$0.419

Share value:	NAV	Market price

7/31/07	$7.10	$6.21

7/31/08	6.55	5.97

Current yield (end of period)	NAV	POP

Current dividend rate*	7.88%	8.64%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/08

	NAV	Market price

Annual average
Life of fund (since 2/29/88)	7.72%	6.81%

10 years	68.02	56.16
Annual average	5.33	4.56

5 years	34.05	26.29
Annual average	6.04	4.78

3 years	11.08	11.45
Annual average	3.56	3.68

1 year	–1.02	–2.67

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income and Fixed-Income High Yield teams. D. William Kohli is the Portfolio Leader, and Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the teams’ management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income and Fixed-Income High-Yield teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Trustee and Putnam employee fund ownership

As of July 31, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in	Total assets in
	the fund	all Putnam funds

Trustees	$52,000	$76,000,000

Putnam employees	$6,000	$568,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

D. William Kohli is also a Portfolio Leader of Putnam Diversified Income Trust, Putnam Global Income Trust, and Putnam Master Intermediate Income Trust.

Michael Atkin is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Global Income Trust, and Putnam Master Intermediate Income Trust.

Rob Bloemker is also a Portfolio Leader of Putnam U.S. Government Income Trust, Putnam American Government Income Fund, and Putnam Income Fund, and a Portfolio Member of Putnam Diversified Income Trust, Putnam Global Income Trust, and Putnam Master Intermediate Income Trust.

Kevin Murphy is also a Portfolio Member of Putnam Income Fund, Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Utilities Growth and Income Fund.

Paul Scanlon is also a Portfolio Leader of Putnam High Yield Trust, Putnam High Yield Advantage Fund, and Putnam Floating Rate Income Fund, and a Portfolio Member of Putnam Diversified Income Trust and Putnam Master Intermediate Income Trust.

D. William Kohli, Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the reporting period ended July 31, 2008, Michael Atkin became a Portfolio Member of your fund, following the departure of Portfolio Member Jeffrey Kaufman.

Investment team fund ownership

The following table shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of July 31, 2008, and July 31, 2007.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 7/31/07.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflectperformance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2008. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 50th percentile in management fees and in the 50th percentile in total expenses as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Flexible Income Funds (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	38th

Three-year period	50th

Five-year period	43rd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 7, 7, and 6 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper Flexible Income Funds (closed-end) category for the one-year, five-year, and ten-year periods ended June 30, 2008 were 72%, 43%, and 50%, respectively. Over the one-year, five-year, and ten-year periods ended June 30, 2008, your fund ranked 5th out of 6, 3rd out of 6, and 3rd out of 5 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of your fund’s investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding share
repurchase program

In September 2007, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2007, up to 10% of the fund’s common shares outstanding as of October 5, 2007.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Premier Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Premier Income Trust, including the fund’s portfolio, as of July 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Premier Income Trust as of July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 17, 2008

The fund’s portfolio 7/31/08

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (61.8%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.6%)
Government National Mortgage Association Pass-Through Certificates
6 1/2s, with due dates from
July 20, 2037 to November 20, 2037	$5,077,508	$5,235,189

		5,235,189
U.S. Government Agency Mortgage Obligations (61.2%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6s, with due dates from
September 1, 2021 to October 1, 2021	579,285	591,753

Federal National Mortgage Association Pass-Through Certificates
7 1/2s, January 1, 2030	49,829	53,261
6 1/2s, with due dates from
September 1, 2036 to November 1, 2037	1,612,299	1,657,676
6 1/2s, April 1, 2016	33,580	34,764
6 1/2s, TBA, September 1, 2038	1,000,000	1,023,477
6 1/2s, TBA, August 1, 2038	1,000,000	1,026,406
6s, July 1, 2021	4,652,042	4,757,985
6s, TBA, September 1, 2038	13,000,000	13,018,789
6s, TBA, August 1, 2038	13,000,000	13,055,860
5 1/2s, with due dates from
April 1, 2037 to December 1, 2037	6,113,411	5,992,337
5 1/2s, with due dates from
December 1, 2011 to August 1, 2021	2,029,052	2,048,891
5 1/2s, TBA, September 1, 2038	5,000,000	4,880,078
5 1/2s, TBA, August 1, 2038	18,000,000	17,611,875
5s, July 1, 2021	167,737	165,503
5s, TBA, September 1, 2038	242,000,000	229,200,475
5s, TBA, August 1, 2038	316,000,000	299,953,141
4 1/2s, with due dates from
August 1, 2033 to June 1, 2034	5,105,674	4,697,038

		599,769,309
Total U.S. government and agency mortgage obligations
(cost $603,002,796)		$605,004,498

U.S. TREASURY OBLIGATIONS (2.2%)*	Principal
	amount	Value

U.S. Treasury Bonds 6 1/4s,
May 15, 2030	$2,303,000	$2,806,241

U.S. Treasury Notes
4 1/4s, August 15, 2013	4,883,000	5,110,746
4s, November 15, 2012	3,000	3,113

U.S. Treasury Strip zero %,
November 15, 2024	28,450,000	13,189,670

Total U.S. treasury obligations (cost $18,877,504)		$21,109,770

COLLATERALIZED	Principal
MORTGAGE OBLIGATIONS (42.1%)*	amount	Value

Asset Backed Funding Certificates 144A FRB
Ser. 06-OPT3, Class B, 4.961s, 2036	$117,000	$6,891

Banc of America Alternative Loan
Trust Ser. 06-7, Class A2, 5.707s, 2036	8,951,000	8,305,731

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.658s, 2049	343,000	332,344
Ser. 07-2, Class A2, 5.634s, 2049	977,000	954,715
Ser. 05-6, Class A2, 5.165s, 2047	2,118,000	2,089,756
Ser. 07-5, Class XW, IO
(Interest only), 0.44s, 2051	218,990,822	5,155,338

Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036	318,946	307,091
Ser. 01-1, Class K, 6 1/8s, 2036	718,000	572,542

Banc of America Funding Corp. FRB
Ser. 06-D, Class 6A1, 5.99s, 2036	6,525,496	4,894,122

COLLATERALIZED		Principal
MORTGAGE OBLIGATIONS (42.1%)* cont.		amount	Value

Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K, 4.458s, 2022		$1,187,000	$963,325

Bayview Commercial Asset Trust 144A
Ser. 07-5A, IO, 1.55s, 2037		2,818,551	350,628
Ser. 07-1, Class S, IO, 1.211s, 2037		7,745,831	721,911

Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036		4,928,629	3,782,723
FRB Ser. 06-6, Class 2A1, 5.919s, 2036		2,394,287	1,540,421

Bear Stearns Commercial Mortgage
Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.188s, 2032		481,000	451,529
Ser. 07-PW17, Class A3, 5.736s, 2050		4,243,000	4,020,327

Bear Stearns Commercial Mortgage
Securities, Inc. 144A
Ser. 07-PW18, Class X1, IO,
0.058s, 2050		121,443,940	994,529

Broadgate Financing PLC sec. FRB
Ser. D, 6.713s, 2023
(United Kingdom)	GBP	744,625	1,110,855

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR5, Class 2A5A,
6.196s, 2036		$3,224,335	2,219,159
FRB Ser. 06-AR7, Class 2A2A,
5.661s, 2036		564,939	384,158
IFB Ser. 07-6, Class 2A5, IO,
4.189s, 2037		3,577,737	284,580

Citigroup/Deutsche Bank Commercial
Mortgage Trust Ser. 06-CD3,
Class A4, 5.658s, 2048		217,000	210,369

Citigroup/Deutsche Bank Commercial
Mortgage Trust 144A Ser. 07-CD5,
Class XS, IO, 0.062s, 2044		71,344,948	504,484

Commercial Mortgage
Acceptance Corp. Ser. 97-ML1, IO,
0.774s, 2017		1,489,709	53,013

Commercial Mortgage Pass-Through
Certificates 144A FRB
Ser. 05-F10A, Class A1, 2.558s, 2017		496,801	481,209

Countrywide Alternative Loan Trust
Ser. 06-45T1, Class 2A2, 6s, 2037		2,035,289	1,506,114
Ser. 06-J8, Class A4, 6s, 2037		5,091,361	3,513,039
Ser. 07-HY5R, Class 2A1A,
5.544s, 2047		4,053,215	3,520,597
IFB Ser. 04-2CB, Class 1A5, IO,
5.139s, 2034		3,684,160	205,075

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1,
5.713s, 2035		4,659,860	3,355,100
Ser. 05-2, Class 2X, IO, 1.16s, 2035		5,384,683	108,325

Countrywide Home Loans 144A IFB
Ser. 05-R1, Class 1AS, IO,
3.511s, 2035		5,634,617	399,704

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2,
5.811s, 2039		1,632,000	1,614,383
Ser. 07-C5, Class A3, 5.694s, 2040		21,660,000	20,736,872

CRESI Finance Limited
Partnership 144A
FRB Ser. 06-A, Class D, 3.261s, 2017		167,000	154,318
FRB Ser. 06-A, Class C, 3.061s, 2017		495,000	465,377

Criimi Mae Commercial Mortgage
Trust 144A Ser. 98-C1, Class B,
7s, 2033		2,634,485	2,637,119

COLLATERALIZED		Principal
MORTGAGE OBLIGATIONS (42.1%)* cont.		amount	Value

CS First Boston Mortgage
Securities Corp. 144A
Ser. 98-C2, Class F, 6 3/4s, 2030		$3,176,400	$3,100,391
Ser. 98-C1, Class F, 6s, 2040		1,880,000	1,193,759
Ser. 02-CP5, Class M, 5 1/4s, 2035		691,000	186,570
FRB Ser. 05-TFLA, Class L, 4.308s, 2020		1,356,000	1,152,600
FRB Ser. 05-TFLA, Class K, 3.758s, 2020		758,000	712,520

Deutsche Mortgage & Asset
Receiving Corp. Ser. 98-C1,
Class X, IO, 0.626s, 2031		9,894,555	247,826

DLJ Commercial Mortgage Corp.
Ser. 98-CF2, Class B4, 6.04s, 2031		552,708	507,939

DLJ Commercial Mortgage Corp. 144A
Ser. 98-CF2, Class B5, 5.95s, 2031		1,771,365	1,441,980

European Loan Conduit 144A FRB
Ser. 22A, Class D, 6.646s, 2014
(Ireland)	GBP	995,000	1,540,394

European Prime Real Estate PLC
144A FRB Ser. 1-A, Class D,
6.641s, 2014 (United Kingdom)	GBP	553,521	897,088

Fannie Mae
IFB Ser. 06-70, Class SM,
33.904s, 2036		$429,555	592,938
IFB Ser. 07-1, Class NR,
28.795s, 2037		1,684,482	2,014,922
IFB Ser. 06-62, Class PS,
25.133s, 2036		1,274,822	1,639,981
IFB Ser. 06-76, Class QB,
24.833s, 2036		3,193,311	4,102,822
IFB Ser. 06-63, Class SP,
24.533s, 2036		3,498,802	4,419,083
IFB Ser. 07-W7, Class 1A4,
24.413s, 2037		1,137,324	1,370,637
IFB Ser. 06-104, Class GS,
21.857s, 2036		662,120	786,681
IFB Ser. 06-60, Class TK,
18.755s, 2036		972,883	1,133,326
IFB Ser. 05-25, Class PS,
17.331s, 2035		1,297,333	1,466,467
IFB Ser. 05-74, Class CP,
15.725s, 2035		915,152	1,023,141
IFB Ser. 05-115, Class NQ,
15.708s, 2036		518,247	542,144
IFB Ser. 06-27, Class SP,
15.542s, 2036		1,478,201	1,649,359
IFB Ser. 06-8, Class HP,
15.542s, 2036		1,550,758	1,724,079
IFB Ser. 06-8, Class WK,
15.542s, 2036		2,474,890	2,733,376
IFB Ser. 05-106, Class US,
15.542s, 2035		2,213,944	2,472,359
IFB Ser. 05-99, Class SA,
15.542s, 2035		1,075,843	1,185,027
IFB Ser. 06-60, Class CS,
15.065s, 2036		1,619,213	1,686,523
IFB Ser. 05-74, Class CS,
13.252s, 2035		1,043,302	1,122,506
IFB Ser. 04-79, Class S,
13.032s, 2032		1,495,953	1,568,033
IFB Ser. 05-114, Class SP,
12.812s, 2036		649,285	675,418
IFB Ser. 05-95, Class OP,
12.753s, 2035		659,245	673,000
IFB Ser. 05-95, Class CP,
12.559s, 2035		157,898	168,717

COLLATERALIZED	Principal
MORTGAGE OBLIGATIONS (42.1%)* cont.	amount	Value

Fannie Mae
IFB Ser. 05-83, Class QP,
10.995s, 2034	$374,767	$372,680
Ser. 383, Class 90, IO, 8s, 2037	135,112	24,982
Ser. 383, Class 91, IO, 8s, 2037	107,289	19,739
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	484,059	519,396
Ser. 02-T19, Class A3, 7 1/2s, 2042	405,483	433,687
Ser. 02-14, Class A2, 7 1/2s, 2042	2,734	2,911
Ser. 01-T10, Class A2, 7 1/2s, 2041	386,537	410,825
Ser. 02-T4, Class A3, 7 1/2s, 2041	1,591	1,691
Ser. 01-T3, Class A1, 7 1/2s, 2040	250,899	266,278
Ser. 01-T1, Class A1, 7 1/2s, 2040	758,622	811,726
Ser. 99-T2, Class A1, 7 1/2s, 2039	302,008	326,643
Ser. 386, Class 26, IO, 7 1/2s, 2038	272,903	54,782
Ser. 386, Class 27, IO, 7 1/2s, 2037	158,419	31,801
Ser. 386, Class 28, IO, 7 1/2s, 2037	155,077	31,130
Ser. 383, Class 88, IO, 7 1/2s, 2037	287,267	60,707
Ser. 383, Class 89, IO, 7 1/2s, 2037	224,485	47,753
Ser. 383, Class 87, IO, 7 1/2s, 2037	358,169	78,392
Ser. 00-T6, Class A1, 7 1/2s, 2030	146,875	156,209
Ser. 01-T4, Class A1, 7 1/2s, 2028	719,538	773,206
Ser. 04-W12, Class 1A3, 7s, 2044	624,466	661,641
Ser. 01-T10, Class A1, 7s, 2041	1,538,274	1,618,232
Ser. 386, Class 24, IO, 7s, 2038	228,915	51,616
Ser. 386, Class 25, IO, 7s, 2038	243,746	55,339
Ser. 386, Class 22, IO, 7s, 2038	315,159	73,572
Ser. 386, Class 21, IO, 7s, 2037	356,135	83,033
Ser. 386, Class 23, IO, 7s, 2037	347,308	78,852
Ser. 383, Class 84, IO, 7s, 2037	324,978	79,080
Ser. 383, Class 85, IO, 7s, 2037	206,743	49,660
Ser. 383, Class 86, IO, 7s, 2037	163,039	39,163
Ser. 383, Class 79, IO, 7s, 2037	332,395	80,859
Ser. 383, Class 80, IO, 7s, 2037	720,451	178,528
Ser. 383, Class 81, IO, 7s, 2037	397,595	96,084
Ser. 383, Class 82, IO, 7s, 2037	394,185	92,218
Ser. 383, Class 83, IO, 7s, 2037	329,695	79,453
Ser. 386, Class 20, IO, 6 1/2s, 2038	345,153	79,663
Ser. 386, Class 14, IO, 6 1/2s, 2038	2,839,895	690,294
Ser. 386, Class 12, IO, 6 1/2s, 2038	1,858,073	445,819
Ser. 386, Class 19, IO, 6 1/2s, 2038	336,415	77,228
Ser. 386, Class 17, IO, 6 1/2s, 2037	516,064	123,988
Ser. 386, Class 16, IO, 6 1/2s, 2037	353,724	82,576
Ser. 383, Class 60, IO, 6 1/2s, 2037	1,638,984	428,344
Ser. 383, Class 62, IO, 6 1/2s, 2037	453,787	116,662
Ser. 383, Class 69, IO, 6 1/2s, 2037	257,819	66,475
Ser. 383, Class 63, IO, 6 1/2s, 2037	355,458	89,858
Ser. 383, Class 64, IO, 6 1/2s, 2037	657,892	170,183
Ser. 383, Class 67, IO, 6 1/2s, 2037	347,071	89,267
Ser. 383, Class 68, IO, 6 1/2s, 2037	167,794	43,138
Ser. 383, Class 58, IO, 6 1/2s, 2037	763,113	195,339
Ser. 383, Class 59, IO, 6 1/2s, 2037	480,835	121,250
Ser. 383, Class 61, IO, 6 1/2s, 2037	383,640	97,451
Ser. 383, Class 65, IO, 6 1/2s, 2037	453,409	118,007
Ser. 383, Class 66, IO, 6 1/2s, 2037	461,236	119,753
Ser. 383, Class 72, IO, 6 1/2s, 2037	1,829,879	463,489
Ser. 383, Class 77, IO, 6 1/2s, 2037	275,608	69,470
Ser. 383, Class 78, IO, 6 1/2s, 2037	282,027	71,002
Ser. 383, Class 73, IO, 6 1/2s, 2037	625,866	157,269
Ser. 383, Class 76, IO, 6 1/2s, 2037	374,443	95,129
Ser. 383, Class 70, IO, 6 1/2s, 2037	967,090	243,176
Ser. 383, Class 74, IO, 6 1/2s, 2037	516,078	129,436
Ser. 383, Class 71, IO, 6 1/2s, 2036	408,617	102,096
Ser. 383, Class 75, IO, 6 1/2s, 2036	328,368	83,072
Ser. 371, Class 2, IO, 6 1/2s, 2036	28,906,701	8,344,721
Ser. 383, Class 101, IO, 6 1/2s, 2022	158,216	26,269
Ser. 383, Class 102, IO, 6 1/2s, 2022	94,319	15,557

COLLATERALIZED	Principal
MORTGAGE OBLIGATIONS (42.1%)* cont.	amount	Value

Fannie Mae
Ser. 389, Class 6, IO, 6s, 2038	$437,406	$115,101
Ser. 386, Class 10, IO, 6s, 2038	247,268	60,209
Ser. 386, Class 11, IO, 6s, 2038	165,559	40,901
Ser. 386, Class 8, IO, 6s, 2038	2,196,710	520,395
Ser. 383, Class 40, IO, 6s, 2038	3,147,864	775,687
Ser. 383, Class 41, IO, 6s, 2038	2,763,550	680,537
Ser. 383, Class 42, IO, 6s, 2038	1,997,613	493,500
Ser. 383, Class 43, IO, 6s, 2038	1,805,616	446,942
Ser. 383, Class 44, IO, 6s, 2038	1,649,120	407,407
Ser. 383, Class 45, IO, 6s, 2038	1,270,009	316,406
Ser. 383, Class 46, IO, 6s, 2038	1,103,644	274,959
Ser. 383, Class 47, IO, 6s, 2038	977,260	243,472
Ser. 383, Class 48, IO, 6s, 2038	876,617	218,822
Ser. 383, Class 52, IO, 6s, 2038	355,804	88,816
Ser. 386, Class 9, IO, 6s, 2038	1,581,381	384,988
Ser. 383, Class 28, IO, 6s, 2038	3,300,449	836,543
Ser. 383, Class 29, IO, 6s, 2038	2,968,900	753,435
Ser. 383, Class 30, IO, 6s, 2038	2,191,580	557,211
Ser. 383, Class 31, IO, 6s, 2038	1,934,181	491,767
Ser. 383, Class 32, IO, 6s, 2038	1,499,239	382,358
Ser. 383, Class 33, IO, 6s, 2038	1,283,735	326,803
Ser. 383, Class 37, IO, 6s, 2038	498,633	127,560
Ser. 386, Class 7, IO, 6s, 2038	1,930,938	498,154
Ser. 383, Class 34, IO, 6s, 2037	519,406	131,251
Ser. 383, Class 35, IO, 6s, 2037	429,629	108,431
Ser. 383, Class 36, IO, 6s, 2037	338,267	85,426
Ser. 383, Class 38, IO, 6s, 2037	211,364	53,506
Ser. 383, Class 50, IO, 6s, 2037	599,683	147,302
Ser. 386, Class 6, IO, 6s, 2037	926,862	230,795
Ser. 383, Class 39, IO, 6s, 2037	142,135	35,676
Ser. 383, Class 49, IO, 6s, 2037	451,216	111,114
Ser. 383, Class 51, IO, 6s, 2037	466,287	114,535
Ser. 383, Class 53, IO, 6s, 2037	172,288	42,480
Ser. 383, Class 54, IO, 6s, 2037	112,144	27,651
Ser. 383, Class 55, IO, 6s, 2037	93,485	23,140
Ser. 383, Class 57, IO, 6s, 2037	284,893	70,381
Ser. 372, Class 2, IO, 6s, 2036	1,879,324	523,865
Ser. 370, Class 2, IO, 6s, 2036	1,846,496	521,964
Ser. 383, Class 100, IO, 6s, 2022	163,084	27,044
Ser. 383, Class 98, IO, 6s, 2022	500,059	85,055
Ser. 383, Class 99, IO, 6s, 2022	220,240	36,452
Ser. 383, Class 18, IO, 5 1/2s, 2038	1,734,748	425,212
Ser. 383, Class 19, IO, 5 1/2s, 2038	1,582,696	387,942
Ser. 383, Class 25, IO, 5 1/2s, 2038	270,564	64,419
Ser. 386, Class 3, IO, 5 1/2s, 2037	959,861	233,695
Ser. 386, Class 4, IO, 5 1/2s, 2037	390,662	96,253
Ser. 386, Class 5, IO, 5 1/2s, 2037	251,098	62,632
Ser. 383, Class 14, IO, 5 1/2s, 2037	620,870	153,499
Ser. 383, Class 15, IO, 5 1/2s, 2037	239,739	58,270
Ser. 383, Class 16, IO, 5 1/2s, 2037	103,666	26,045
Ser. 383, Class 3, IO, 5 1/2s, 2037	2,739,850	683,060
Ser. 383, Class 4, IO, 5 1/2s, 2037	2,420,404	603,420
Ser. 383, Class 5, IO, 5 1/2s, 2037	1,536,195	382,982
Ser. 383, Class 6, IO, 5 1/2s, 2037	1,380,931	344,659
Ser. 383, Class 7, IO, 5 1/2s, 2037	1,361,074	339,059
Ser. 383, Class 10, IO, 5 1/2s, 2037	501,649	126,759
Ser. 383, Class 11, IO, 5 1/2s, 2037	348,624	87,420
Ser. 383, Class 12, IO, 5 1/2s, 2037	318,541	80,030
Ser. 383, Class 13, IO, 5 1/2s, 2037	320,531	80,530
Ser. 383, Class 8, IO, 5 1/2s, 2037	550,265	141,115
Ser. 383, Class 9, IO, 5 1/2s, 2037	525,506	120,309
Ser. 383, Class 20, IO, 5 1/2s, 2037	978,647	243,793
Ser. 383, Class 21, IO, 5 1/2s, 2037	925,687	230,600
Ser. 383, Class 22, IO, 5 1/2s, 2037	626,994	155,892
Ser. 383, Class 23, IO, 5 1/2s, 2037	566,198	140,776

COLLATERALIZED	Principal
MORTGAGE OBLIGATIONS (42.1%)* cont.	amount	Value

Fannie Mae
Ser. 383, Class 24, IO, 5 1/2s, 2037	$397,136	$96,077
Ser. 383, Class 26, IO, 5 1/2s, 2037	290,998	72,631
Ser. 383, Class 27, IO, 5 1/2s, 2037	92,445	22,793
Ser. 379, Class 2, IO, 5 1/2s, 2037	1,276,170	356,701
Ser. 363, Class 2, IO, 5 1/2s, 2035	4,361,752	1,205,971
Ser. 383, Class 95, IO, 5 1/2s, 2022	788,164	136,575
Ser. 383, Class 97, IO, 5 1/2s, 2022	332,569	55,814
Ser. 383, Class 94, IO, 5 1/2s, 2022	395,784	67,737
Ser. 383, Class 96, IO, 5 1/2s, 2022	430,233	70,484
IFB Ser. 07-W6, Class 6A2, IO,
5.339s, 2037	2,122,408	233,548
IFB Ser. 06-90, Class SE, IO,
5.339s, 2036	4,758,400	618,398
IFB Ser. 04-51, Class XP, IO,
5.239s, 2034	4,015,915	503,401
IFB Ser. 03-66, Class SA, IO,
5.189s, 2033	1,773,436	208,171
IFB Ser. 08-7, Class SA, IO,
5.089s, 2038	8,732,986	1,130,083
Ser. 386, Class 1, IO, 5s, 2037	96,870	24,486
Ser. 383, Class 2, IO, 5s, 2037	259,397	66,052
Ser. 383, Class 92, IO, 5s, 2022	343,920	56,630
Ser. 383, Class 93, IO, 5s, 2022	185,937	31,121
IFB Ser. 07-W6, Class 5A2, IO,
4.829s, 2037	3,091,784	336,056
IFB Ser. 07-W2, Class 3A2, IO,
4.819s, 2037	2,952,441	303,121
IFB Ser. 06-115, Class BI, IO,
4.799s, 2036	2,450,322	189,277
IFB Ser. 05-113, Class AI, IO,
4.769s, 2036	1,521,182	133,839
IFB Ser. 05-113, Class DI, IO,
4.769s, 2036	1,168,996	116,304
IFB Ser. 08-36, Class YI, IO,
4.739s, 2036	3,873,232	430,225
IFB Ser. 07-60, Class AX, IO,
4.689s, 2037	9,059,426	956,944
IFB Ser. 06-60, Class SI, IO,
4.689s, 2036	2,915,228	318,823
IFB Ser. 06-60, Class UI, IO,
4.689s, 2036	1,171,128	114,959
IFB Ser. 04-12, Class WS, IO,
4.689s, 2033	4,353,083	448,207
IFB Ser. 07-W7, Class 3A2, IO,
4.669s, 2037	3,481,399	341,375
IFB Ser. 06-60, Class DI, IO,
4.609s, 2035	3,628,878	327,335
IFB Ser. 03-130, Class BS, IO,
4.589s, 2033	5,207,892	510,018
IFB Ser. 03-34, Class WS, IO,
4.539s, 2029	5,020,705	442,599
IFB Ser. 08-10, Class LI, IO,
4.519s, 2038	5,018,352	524,703
IFB Ser. 05-42, Class SA, IO,
4.339s, 2035	8,548,159	708,177
IFB Ser. 07-39, Class LI, IO,
4.309s, 2037	2,708,558	257,236
IFB Ser. 07-23, Class SI, IO,
4.309s, 2037	723,935	50,367
IFB Ser. 07-54, Class CI, IO,
4.299s, 2037	2,380,517	232,587
IFB Ser. 07-39, Class PI, IO,
4.299s, 2037	1,839,037	126,730
IFB Ser. 07-30, Class WI, IO,
4.299s, 2037	10,712,125	903,067

COLLATERALIZED	Principal
MORTGAGE OBLIGATIONS (42.1%)* cont.	amount	Value

Fannie Mae
IFB Ser. 07-28, Class SE, IO,
4.289s, 2037	$436,428	$42,277
IFB Ser. 07-22, Class S, IO,
4.289s, 2037	16,272,240	1,530,771
IFB Ser. 06-128, Class SH, IO,
4.289s, 2037	1,968,467	168,635
IFB Ser. 06-56, Class SM, IO,
4.289s, 2036	2,670,420	223,873
IFB Ser. 05-90, Class SP, IO,
4.289s, 2035	1,235,886	106,378
IFB Ser. 05-12, Class SC, IO,
4.289s, 2035	1,528,318	124,518
IFB Ser. 05-45, Class PL, IO,
4.289s, 2034	8,624,523	813,961
IFB Ser. 07-W5, Class 2A2, IO,
4.279s, 2037	937,499	76,875
IFB Ser. 07-30, Class IE, IO,
4.279s, 2037	5,481,743	607,924
IFB Ser. 06-123, Class CI, IO,
4.279s, 2037	4,530,283	430,184
IFB Ser. 06-123, Class UI, IO,
4.279s, 2037	4,602,352	428,858
IFB Ser. 07-15, Class BI, IO,
4.239s, 2037	7,749,547	709,006
IFB Ser. 06-126, Class CS, IO,
4.239s, 2037	3,243,278	296,373
IFB Ser. 06-16, Class SM, IO,
4.239s, 2036	4,518,169	405,206
IFB Ser. 05-95, Class CI, IO,
4.239s, 2035	2,386,862	233,908
IFB Ser. 05-84, Class SG, IO,
4.239s, 2035	3,932,562	373,313
IFB Ser. 05-57, Class NI, IO,
4.239s, 2035	1,023,911	84,012
IFB Ser. 05-29, Class SX, IO,
4.239s, 2035	2,799,998	253,171
IFB Ser. 05-7, Class SC, IO,
4.239s, 2035	10,079,054	843,516
IFB Ser. 04-92, Class S, IO,
4.239s, 2034	6,609,788	591,679
IFB Ser. 06-104, Class EI, IO,
4.229s, 2036	2,574,297	232,781
IFB Ser. 05-83, Class QI, IO,
4.229s, 2035	649,584	67,360
IFB Ser. 06-128, Class GS, IO,
4.219s, 2037	2,671,497	252,917
Ser. 06-116, Class ES, IO,
4.189s, 2036	356,309	29,992
IFB Ser. 06-114, Class IS, IO,
4.189s, 2036	2,262,217	203,043
IFB Ser. 04-92, Class SQ, IO,
4.189s, 2034	2,750,471	263,284
IFB Ser. 06-115, Class IE, IO,
4.179s, 2036	1,766,255	146,323
IFB Ser. 06-117, Class SA, IO,
4.179s, 2036	2,617,506	227,786
IFB Ser. 06-121, Class SD, IO,
4.179s, 2036	276,627	24,241
IFB Ser. 06-109, Class SG, IO,
4.169s, 2036	650,673	57,609
IFB Ser. 06-104, Class SY, IO,
4.159s, 2036	584,471	48,016
IFB Ser. 06-109, Class SH, IO,
4.159s, 2036	2,146,533	204,282

COLLATERALIZED	Principal
MORTGAGE OBLIGATIONS (42.1%)* cont.	amount	Value

Fannie Mae
IFB Ser. 06-111, Class SA, IO,
4.159s, 2036	$13,595,316	$1,266,900
IFB Ser. 07-W6, Class 4A2, IO,
4.139s, 2037	12,564,245	1,159,680
IFB Ser. 06-128, Class SC, IO,
4.139s, 2037	2,678,962	234,256
IFB Ser. 06-43, Class SI, IO,
4.139s, 2036	5,022,790	444,356
IFB Ser. 06-8, Class JH, IO,
4.139s, 2036	8,532,661	799,957
IFB Ser. 05-122, Class SG, IO,
4.139s, 2035	2,175,111	190,946
IFB Ser. 05-57, Class MS, IO,
4.139s, 2035	7,404,701	583,159
IFB Ser. 05-95, Class OI, IO,
4.129s, 2035	364,139	44,104
IFB Ser. 06-92, Class LI, IO,
4.119s, 2036	2,581,857	227,133
IFB Ser. 06-99, Class AS, IO,
4.119s, 2036	1,026,283	91,182
IFB Ser. 06-98, Class SQ, IO,
4.109s, 2036	11,633,101	1,009,753
IFB Ser. 06-85, Class TS, IO,
4.099s, 2036	5,651,927	459,974
IFB Ser. 07-75, Class PI, IO,
4.079s, 2037	2,777,791	226,562
IFB Ser. 07-88, Class MI, IO,
4.059s, 2037	1,111,637	81,771
IFB Ser. 07-103, Class AI, IO,
4.039s, 2037	12,212,157	1,033,968
IFB Ser. 07-15, Class NI, IO,
4.039s, 2022	4,273,775	329,701
IFB Ser. 07-106, Class SM, IO,
3.999s, 2037	6,172,254	494,033
IFB Ser. 08-3, Class SC, IO,
3.989s, 2038	8,774,462	722,865
IFB Ser. 07-109, Class XI, IO,
3.989s, 2037	1,750,097	151,648
IFB Ser. 07-109, Class YI, IO,
3.989s, 2037	2,751,334	209,139
IFB Ser. 07-W8, Class 2A2, IO,
3.989s, 2037	4,550,826	386,581
IFB Ser. 07-88, Class JI, IO,
3.989s, 2037	3,142,086	262,790
IFB Ser. 06-79, Class SH, IO,
3.989s, 2036	3,884,282	342,697
IFB Ser. 07-54, Class KI, IO,
3.979s, 2037	1,388,533	80,698
IFB Ser. 07-30, Class JS, IO,
3.979s, 2037	4,967,168	414,443
IFB Ser. 07-30, Class LI, IO,
3.979s, 2037	4,909,211	422,538
IFB Ser. 07-W2, Class 1A2, IO,
3.969s, 2037	1,998,922	179,613
IFB Ser. 07-106, Class SN, IO,
3.949s, 2037	2,695,684	210,789
IFB Ser. 07-54, Class IA, IO,
3.949s, 2037	2,472,125	210,088
IFB Ser. 07-54, Class IB, IO,
3.949s, 2037	2,472,125	210,088
IFB Ser. 07-54, Class IC, IO,
3.949s, 2037	2,472,125	210,088
IFB Ser. 07-54, Class ID, IO,
3.949s, 2037	2,472,125	210,088

COLLATERALIZED	Principal
MORTGAGE OBLIGATIONS (42.1%)* cont.	amount	Value

Fannie Mae
IFB Ser. 07-54, Class IE, IO,
3.949s, 2037	$2,472,125	$210,088
IFB Ser. 07-54, Class IF, IO,
3.949s, 2037	3,933,367	332,701
IFB Ser. 07-54, Class NI, IO,
3.949s, 2037	2,164,952	189,340
IFB Ser. 07-54, Class UI, IO,
3.949s, 2037	3,723,561	352,994
IFB Ser. 07-91, Class AS, IO,
3.939s, 2037	1,817,692	143,752
IFB Ser. 07-91, Class HS, IO,
3.939s, 2037	1,945,867	152,021
IFB Ser. 07-15, Class CI, IO,
3.919s, 2037	8,428,385	707,051
IFB Ser. 06-123, Class BI, IO,
3.919s, 2037	10,286,360	846,926
IFB Ser. 06-115, Class JI, IO,
3.919s, 2036	6,112,920	513,258
IFB Ser. 07-109, Class PI, IO,
3.889s, 2037	2,967,700	242,622
IFB Ser. 06-123, Class LI, IO,
3.859s, 2037	4,078,073	328,173
IFB Ser. 08-1, Class NI, IO,
3.789s, 2037	5,210,010	383,665
IFB Ser. 08-10, Class GI, IO,
3.769s, 2038	3,091,815	198,206
IFB Ser. 08-13, Class SA, IO,
3.759s, 2038	11,511,728	856,496
IFB Ser. 07-39, Class AI, IO,
3.659s, 2037	4,491,141	325,996
IFB Ser. 07-32, Class SD, IO,
3.649s, 2037	2,914,503	218,246
IFB Ser. 07-30, Class UI, IO,
3.639s, 2037	2,406,891	181,071
IFB Ser. 07-32, Class SC, IO,
3.639s, 2037	4,124,215	313,168
IFB Ser. 07-1, Class CI, IO,
3.639s, 2037	2,811,426	207,888
IFB Ser. 05-74, Class SE, IO,
3.639s, 2035	5,153,411	317,035
IFB Ser. 05-92, Class US, IO,
3.639s, 2025	22,474,614	1,476,011
IFB Ser. 05-14, Class SE, IO,
3.589s, 2035	2,238,221	149,095
IFB Ser. 08-1, Class BI, IO,
3.449s, 2038	8,978,946	549,494
IFB Ser. 07-75, Class ID, IO,
3.409s, 2037	3,003,407	216,161
FRB Ser. 03-W17, Class 12, IO,
1.148s, 2033	4,071,928	143,311
Ser. 00-T6, IO, 0.763s, 2030	6,237,788	108,742
Ser. 03-W10, Class 3A, IO,
0.727s, 2043	6,770,110	123,121
Ser. 03-W10, Class 1A, IO,
0.681s, 2043	5,623,755	84,935
Ser. 02-T18, IO, 0.514s, 2042	11,243,888	187,684
Ser. 06-117, Class OA, PO
(Principal only), zero %, 2036	135,746	103,800
Ser. 06-56, Class XF, zero %, 2036	146,370	128,736
Ser. 04-38, Class AO, PO,
zero %, 2034	878,053	626,665
Ser. 04-61, Class CO, PO,
zero %, 2031	835,515	682,833
Ser. 99-51, Class N, PO,
zero %, 2029	111,098	94,175

COLLATERALIZED	Principal
MORTGAGE OBLIGATIONS (42.1%)* cont.	amount	Value

Fannie Mae
Ser. 07-15, Class IM, IO,
zero %, 2009	$2,369,519	$1,509
Ser. 07-16, Class TS, IO,
zero %, 2009	9,614,924	33,718
FRB Ser. 05-91, Class EF,
zero %, 2035	166,687	153,136
FRB Ser. 06-54, Class CF,
zero %, 2035	260,335	256,355

Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-58, Class 4A, 7 1/2s, 2043	8,510	9,110
Ser. T-60, Class 1A2, 7s, 2044	2,835,841	3,002,480
IFB Ser. T-56, Class 2ASI, IO,
5.639s, 2043	1,385,505	161,498
Ser. T-57, Class 1AX, IO,
0.448s, 2043	3,545,903	45,033

FFCA Secured Lending Corp. 144A
Ser. 00-1, Class X, IO, 1.325s, 2020	9,471,606	480,530

First Chicago Lennar Trust 144A
Ser. 97-CHL1, Class E, 8.045s, 2039	748,714	748,714

First Union Commercial Mortgage
Trust 144A Ser. 99-C1, Class G,
5.35s, 2035	891,000	568,057

First Union-Lehman Brothers
Commercial Mortgage Trust II
Ser. 97-C2, Class G, 7 1/2s, 2029	1,219,000	1,040,885

Freddie Mac
IFB Ser. 3153, Class JS,
20.813s, 2036	1,130,177	1,286,159
IFB Ser. 3182, Class PS,
18.77s, 2032	353,534	423,093
IFB Ser. 3182, Class SP,
18.77s, 2032	764,894	862,381
IFB Ser. 3393, Class JS,
18.204s, 2032	1,118,996	1,146,704
IFB Ser. 3081, Class DC,
18.101s, 2035	884,137	993,323
IFB Ser. 3211, Class SI, IO,
17.333s, 2036	735,022	287,224
IFB Ser. 3114, Class GK,
16.57s, 2036	619,840	683,183
IFB Ser. 2979, Class AS,
15.262s, 2034	390,889	416,117
IFB Ser. 3149, Class SU,
12.904s, 2036	759,448	774,402
IFB Ser. 3065, Class DC,
12.488s, 2035	1,442,831	1,461,002
IFB Ser. 3226, Class TY,
11.631s, 2036	2,022,146	2,087,068
IFB Ser. 3012, Class FS,
10.731s, 2035	978,760	977,665
IFB Ser. 246, Class S54, IO,
6.143s, 2037	12,174,504	1,658,776
IFB Ser. 3184, Class SP, IO,
4.893s, 2033	3,745,753	353,981
IFB Ser. 2882, Class LS, IO,
4.743s, 2034	1,703,065	180,110
IFB Ser. 3203, Class SH, IO,
4.683s, 2036	2,117,512	236,772
IFB Ser. 2594, Class SE, IO,
4.593s, 2030	692,299	56,348
IFB Ser. 2828, Class TI, IO,
4.593s, 2030	1,227,189	101,940

COLLATERALIZED	Principal
MORTGAGE OBLIGATIONS (42.1%)* cont.	amount	Value

Freddie Mac
IFB Ser. 3397, Class GS, IO,
4.543s, 2037	$1,739,235	$149,492
IFB Ser. 3297, Class BI, IO,
4.303s, 2037	7,904,504	757,831
IFB Ser. 3287, Class SD, IO,
4.293s, 2037	2,695,960	246,492
IFB Ser. 3281, Class BI, IO,
4.293s, 2037	1,426,173	129,444
IFB Ser. 3281, Class CI, IO,
4.293s, 2037	1,657,206	151,128
IFB Ser. 3249, Class SI, IO,
4.293s, 2036	1,273,713	123,435
IFB Ser. 3028, Class ES, IO,
4.293s, 2035	6,534,398	595,152
IFB Ser. 3042, Class SP, IO,
4.293s, 2035	2,003,487	184,817
IFB Ser. 2990, Class TS, IO,
4.293s, 2035	8,897,504	674,862
IFB Ser. 3045, Class DI, IO,
4.273s, 2035	12,055,385	990,776
IFB Ser. 3236, Class ES, IO,
4.243s, 2036	210,719	15,777
IFB Ser. 3136, Class NS, IO,
4.243s, 2036	1,604,275	129,307
IFB Ser. 3107, Class DC, IO,
4.243s, 2035	7,141,616	670,453
IFB Ser. 2950, Class SM, IO,
4.243s, 2016	1,048,680	88,332
IFB Ser. 3256, Class S, IO,
4.233s, 2036	4,068,042	387,391
IFB Ser. 3031, Class BI, IO,
4.232s, 2035	1,281,500	130,462
IFB Ser. 3370, Class TS, IO,
4.213s, 2037	7,228,276	588,992
IFB Ser. 3244, Class SB, IO,
4.203s, 2036	2,041,878	184,982
IFB Ser. 3244, Class SG, IO,
4.203s, 2036	2,379,443	219,339
IFB Ser. 3236, Class IS, IO,
4.193s, 2036	3,965,118	350,997
IFB Ser. 3033, Class SG, IO,
4.193s, 2035	1,642,928	147,517
IFB Ser. 3114, Class TS, IO,
4.193s, 2030	7,647,268	556,462
IFB Ser. 3128, Class JI, IO,
4.173s, 2036	704,926	65,422
IFB Ser. 3240, Class S, IO,
4.163s, 2036	7,100,778	640,979
IFB Ser. 3229, Class BI, IO,
4.163s, 2036	223,393	15,906
IFB Ser. 3153, Class JI, IO,
4.163s, 2036	3,153,966	251,758
IFB Ser. 3065, Class DI, IO,
4.163s, 2035	997,086	98,734
IFB Ser. 3145, Class GI, IO,
4.143s, 2036	578,617	55,606
IFB Ser. 3218, Class AS, IO,
4.123s, 2036	2,257,409	199,268
IFB Ser. 3221, Class SI, IO,
4.123s, 2036	3,202,302	276,050
IFB Ser. 3153, Class UI, IO,
4.113s, 2036	492,188	51,505
IFB Ser. 3424, Class XI, IO,
4.113s, 2036	4,359,201	380,941

COLLATERALIZED	Principal
MORTGAGE OBLIGATIONS (42.1%)* cont.	amount	Value

Freddie Mac
IFB Ser. 3202, Class PI, IO,
4.083s, 2036	$8,851,799	$767,644
IFB Ser. 3355, Class MI, IO,
4.043s, 2037	1,946,887	156,471
IFB Ser. 3201, Class SG, IO,
4.043s, 2036	4,059,095	349,679
IFB Ser. 3203, Class SE, IO,
4.043s, 2036	3,655,556	310,881
IFB Ser. 3238, Class LI, IO,
4.033s, 2036	2,229,829	186,888
IFB Ser. 3171, Class PS, IO,
4.028s, 2036	2,910,162	236,774
IFB Ser. 3152, Class SY, IO,
4.023s, 2036	6,611,425	604,572
IFB Ser. 3366, Class SA, IO,
3.993s, 2037	4,129,104	345,207
IFB Ser. 3284, Class BI, IO,
3.993s, 2037	2,333,164	190,854
IFB Ser. 3260, Class SA, IO,
3.993s, 2037	2,062,820	158,456
IFB Ser. 3199, Class S, IO,
3.993s, 2036	5,906,291	503,636
IFB Ser. 3284, Class LI, IO,
3.983s, 2037	6,698,765	568,359
IFB Ser. 3281, Class AI, IO,
3.973s, 2037	8,604,706	736,778
IFB Ser. 3311, Class EI, IO,
3.953s, 2037	2,423,173	206,473
IFB Ser. 3311, Class IA, IO,
3.953s, 2037	3,751,104	325,651
IFB Ser. 3311, Class IB, IO,
3.953s, 2037	3,751,104	327,051
IFB Ser. 3311, Class IC, IO,
3.953s, 2037	3,751,104	325,651
IFB Ser. 3311, Class ID, IO,
3.953s, 2037	3,751,104	325,651
IFB Ser. 3311, Class IE, IO,
3.953s, 2037	5,730,407	497,483
IFB Ser. 3311, Class PI, IO,
3.953s, 2037	2,904,566	245,063
IFB Ser. 3382, Class SI, IO,
3.943s, 2037	24,594,373	2,022,097
IFB Ser. 3375, Class MS, IO,
3.943s, 2037	11,473,022	919,574
IFB Ser. 3240, Class GS, IO,
3.923s, 2036	4,243,586	351,872
IFB Ser. 3416, Class BI, IO,
3.793s, 2038	8,647,997	688,480
IFB Ser. 2967, Class SA, IO,
3.693s, 2035	9,781,899	651,164
IFB Ser. 3339, Class TI, IO,
3.683s, 2037	4,636,530	354,839
IFB Ser. 3284, Class CI, IO,
3.663s, 2037	10,714,271	804,086
IFB Ser. 3016, Class SQ, IO,
3.653s, 2035	2,717,095	171,786
IFB Ser. 3424, Class UI, IO,
3.303s, 2037	3,042,712	193,065
Ser. 246, PO, zero %, 2037	1,154,527	839,947
Ser. 3292, Class DO, PO,
zero %, 2037	189,870	136,995
Ser. 3292, Class OA, PO,
zero %, 2037	254,228	175,843
Ser. 3300, PO, zero %, 2037	1,500,700	1,105,786

COLLATERALIZED	Principal
MORTGAGE OBLIGATIONS (42.1%)* cont.	amount	Value

Freddie Mac
Ser. 3139, Class CO, PO,
zero %, 2036	$328,892	$231,638
Ser. 2587, Class CO, PO,
zero %, 2032	960,287	751,651
FRB Ser. 3345, Class TY,
zero %, 2037	413,317	328,098
FRB Ser. 3326, Class XF,
zero %, 2037	344,610	297,728
FRB Ser. 3273, Class HF,
zero %, 2037	101,754	87,325
FRB Ser. 3235, Class TP,
zero %, 2036	139,986	110,981
FRB Ser. 3283, Class KF,
zero %, 2036	134,161	114,029
FRB Ser. 3226, Class YW,
zero %, 2036	645,889	552,159
FRB Ser. 3332, Class UA,
zero %, 2036	169,710	143,748
FRB Ser. 3251, Class TC,
zero %, 2036	1,549,960	1,508,913
FRB Ser. 3130, Class JF,
zero %, 2036	586,893	534,669
FRB Ser. 3326, Class WF,
zero %, 2035	329,976	277,644
FRB Ser. 3030, Class EF,
zero %, 2035	178,074	155,357
FRB Ser. 3412, Class UF,
zero %, 2035	861,865	662,043
FRB Ser. 2980, Class TY,
zero %, 2035	85,484	70,104
FRB Ser. 3112, Class XM,
zero %, 2034	64,658	57,491

GE Capital Commercial
Mortgage Corp. 144A
Ser. 00-1, Class F, 7.514s, 2033	251,000	253,837
Ser. 00-1, Class G, 6.131s, 2033 F	1,159,000	849,417

GMAC Commercial Mortgage
Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	1,022,427	979,082

Government National Mortgage Association
FRB Ser. 07-41, Class SA,
25.451s, 2037	232,383	292,803
FRB Ser. 07-40, Class GS,
25.331s, 2037	90,268	112,058
FRB Ser. 07-45, Class SA,
25.091s, 2037	78,776	97,276
FRB Ser. 07-45, Class SB,
24.851s, 2037	78,776	96,665
IFB Ser. 07-51, Class SP,
24.731s, 2037	186,425	228,809
IFB Ser. 05-66, Class SP,
12.633s, 2035	861,477	868,369
Ser. 07-17, Class CI, IO,
7 1/2s, 2037	1,319,138	335,768
IFB Ser. 08-29, Class SA, IO,
5.322s, 2038	13,941,486	1,396,449
IFB Ser. 08-42, Class AI, IO,
5.23s, 2038	15,793,608	2,000,184
FRB Ser. 07-2, Class SA, IO,
4.922s, 2037	349,196	29,356
IFB Ser. 06-69, Class SI, IO,
4.922s, 2036	2,677,305	283,641
IFB Ser. 06-61, Class SM, IO,
4.922s, 2036	4,511,142	391,198

COLLATERALIZED	Principal
MORTGAGE OBLIGATIONS (42.1%)* cont.	amount	Value

Government National Mortgage Association
IFB Ser. 06-62, Class SI, IO,
4.922s, 2036	$2,760,521	$251,511
IFB Ser. 07-1, Class SL, IO,
4.902s, 2037	1,273,958	119,245
IFB Ser. 07-1, Class SM, IO,
4.892s, 2037	1,274,688	118,953
IFB Ser. 06-62, Class SA, IO,
4.882s, 2036	3,179,585	289,244
IFB Ser. 06-64, Class SB, IO,
4.882s, 2036	3,155,431	310,002
IFB Ser. 05-68, Class PU, IO,
4.842s, 2032	2,258,082	249,985
IFB Ser. 04-59, Class SH, IO,
4.79s, 2034	3,717,184	374,114
IFB Ser. 04-59, Class SC, IO,
4.74s, 2034	1,439,871	148,511
IFB Ser. 04-26, Class IS, IO,
4.74s, 2034	2,703,558	179,603
IFB Ser. 07-49, Class NY, IO,
4.642s, 2035	7,851,319	700,883
IFB Ser. 07-47, Class SA, IO,
4.64s, 2036	2,696,259	289,413
IFB Ser. 07-35, Class NY, IO,
4.44s, 2035	3,739,000	312,976
IFB Ser. 07-26, Class SG, IO,
4.392s, 2037	3,938,869	353,224
IFB Ser. 07-9, Class BI, IO,
4.362s, 2037	7,319,124	602,676
IFB Ser. 07-31, Class CI, IO,
4.352s, 2037	2,106,872	167,000
IFB Ser. 07-25, Class SA, IO,
4.342s, 2037	2,845,895	218,138
IFB Ser. 07-25, Class SB, IO,
4.342s, 2037	5,571,800	456,965
IFB Ser. 07-22, Class S, IO,
4.342s, 2037	2,193,145	209,502
IFB Ser. 07-11, Class SA, IO,
4.342s, 2037	1,837,319	159,764
IFB Ser. 07-14, Class SB, IO,
4.342s, 2037	1,747,631	152,421
IFB Ser. 06-69, Class SA, IO,
4.342s, 2036	5,151,674	456,189
IFB Ser. 05-84, Class AS, IO,
4.342s, 2035	5,917,958	535,827
IFB Ser. 07-26, Class SD, IO,
4.34s, 2037	4,032,113	333,727
FRB Ser. 07-40, Class SC, IO,
4.292s, 2037	286,185	21,493
FRB Ser. 07-40, Class SD, IO,
4.292s, 2037	286,185	21,493
FRB Ser. 07-40, Class SE, IO,
4.292s, 2037	286,185	21,493
FRB Ser. 07-42, Class SC, IO,
4.292s, 2037	555,377	44,671
IFB Ser. 07-40, Class SB, IO,
4.292s, 2037	5,241,537	421,841
IFB Ser. 07-42, Class SB, IO,
4.292s, 2037	473,333	38,072
IFB Ser. 07-51, Class SJ, IO,
4.292s, 2037	2,291,076	203,583
IFB Ser. 07-53, Class SY, IO,
4.277s, 2037	4,534,881	434,043
FRB Ser. 07-41, Class SM, IO,
4.242s, 2037	804,281	68,087

COLLATERALIZED	Principal
MORTGAGE OBLIGATIONS (42.1%)* cont.	amount	Value

Government National Mortgage Association
FRB Ser. 07-41, Class SN, IO,
4.242s, 2037	$820,036	$69,420
IFB Ser. 04-88, Class S, IO,
4.242s, 2032	3,181,879	218,420
IFB Ser. 04-17, Class QN, IO,
4.24s, 2034	4,630,697	396,874
FRB Ser. 07-40, Class SG, IO,
4.222s, 2037	630,331	52,785
IFB Ser. 07-59, Class PS, IO,
4.212s, 2037	1,792,876	145,035
IFB Ser. 07-59, Class SP, IO,
4.212s, 2037	559,548	46,049
IFB Ser. 06-38, Class SG, IO,
4.192s, 2033	8,339,954	634,195
IFB Ser. 07-48, Class SB, IO,
4.19s, 2037	2,919,166	206,297
FRB Ser. 07-45, Class QA, IO,
4.182s, 2037	553,727	46,190
FRB Ser. 07-45, Class QB, IO,
4.142s, 2037	553,727	45,522
IFB Ser. 07-53, Class SG, IO,
4.142s, 2037	1,362,619	98,887
IFB Ser. 07-51, Class SG, IO,
4.122s, 2037	11,669,420	881,533
IFB Ser. 07-74, Class SI, IO,
4.11s, 2037	3,756,858	288,808
IFB Ser. 08-3, Class SA, IO,
4.092s, 2038	4,913,812	332,522
IFB Ser. 07-79, Class SY, IO,
4.092s, 2037	8,206,402	553,412
IFB Ser. 07-64, Class AI, IO,
4.092s, 2037	1,122,967	82,872
IFB Ser. 07-53, Class ES, IO,
4.092s, 2037	2,032,706	120,442
IFB Ser. 07-17, Class AI, IO,
4.09s, 2037	9,227,161	709,407
IFB Ser. 07-78, Class SA, IO,
4.07s, 2037	13,469,942	960,299
IFB Ser. 08-2, Class SB, IO,
4.062s, 2038	11,620,534	761,284
IFB Ser. 07-10, Class SB, IO,
4.062s, 2037	14,293,611	1,141,345
IFB Ser. 08-4, Class SA, IO,
4.058s, 2038	24,224,155	1,619,234
IFB Ser. 07-9, Class DI, IO,
4.052s, 2037	3,729,467	276,555
FRB Ser. 07-59, Class SC, IO,
4.042s, 2037	767,641	56,475
IFB Ser. 07-57, Class QA, IO,
4.042s, 2037	4,855,507	347,714
IFB Ser. 07-58, Class SC, IO,
4.042s, 2037	3,707,905	235,339
IFB Ser. 07-59, Class SA, IO,
4.042s, 2037	14,115,393	1,002,803
IFB Ser. 07-61, Class SA, IO,
4.042s, 2037	2,607,016	188,642
IFB Ser. 07-53, Class SC, IO,
4.042s, 2037	2,214,517	132,729
IFB Ser. 08-34, Class SH, IO,
4.042s, 2037	4,961,086	400,660
IFB Ser. 06-26, Class S, IO,
4.042s, 2036	19,706,277	1,573,396
IFB Ser. 08-2, Class SM, IO,
4.04s, 2038	9,119,536	682,789

COLLATERALIZED	Principal
MORTGAGE OBLIGATIONS (42.1%)* cont.	amount	Value

Government National Mortgage Association
IFB Ser. 07-9, Class AI, IO,
4.04s, 2037	$4,648,148	$394,138
IFB Ser. 08-15, Class CI, IO,
4.032s, 2038	19,141,150	1,257,052
IFB Ser. 07-58, Class SD, IO,
4.032s, 2037	3,535,721	221,508
IFB Ser. 08-9, Class SK, IO,
4.022s, 2038	7,284,719	605,688
IFB Ser. 08-6, Class SC, IO,
4.017s, 2038	19,404,224	1,249,943
IFB Ser. 07-59, Class SD, IO,
4.012s, 2037	924,923	60,569
IFB Ser. 06-49, Class SA, IO,
4.002s, 2036	6,140,526	456,535
IFB Ser. 05-92, Class S, IO,
3.942s, 2032	13,590,355	855,768
IFB Ser. 08-40, Class SA, IO,
3.94s, 2038	23,737,489	1,760,776
IFB Ser. 05-71, Class SA, IO,
3.9s, 2035	6,674,444	488,009
IFB Ser. 05-65, Class SI, IO,
3.892s, 2035	2,833,737	219,337
IFB Ser. 06-7, Class SB, IO,
3.862s, 2036	661,616	45,584
IFB Ser. 08-15, Class PI, IO,
3.842s, 2035	5,775,441	471,148
IFB Ser. 06-16, Class SX, IO,
3.832s, 2036	6,903,933	521,539
IFB Ser. 07-17, Class IB, IO,
3.792s, 2037	1,771,792	118,799
IFB Ser. 06-14, Class S, IO,
3.792s, 2036	2,782,194	200,335
IFB Ser. 05-57, Class PS, IO,
3.792s, 2035	3,335,674	299,976
IFB Ser. 06-11, Class ST, IO,
3.782s, 2036	1,751,238	124,765
IFB Ser. 07-27, Class SD, IO,
3.742s, 2037	1,974,838	148,680
IFB Ser. 07-19, Class SJ, IO,
3.742s, 2037	3,476,527	216,174
IFB Ser. 07-23, Class ST, IO,
3.742s, 2037	3,850,417	231,791
IFB Ser. 07-9, Class CI, IO,
3.742s, 2037	4,877,965	318,544
IFB Ser. 07-7, Class EI, IO,
3.742s, 2037	2,198,946	136,405
IFB Ser. 07-7, Class JI, IO,
3.742s, 2037	5,048,725	344,905
IFB Ser. 07-1, Class S, IO,
3.742s, 2037	4,576,981	285,512
IFB Ser. 07-3, Class SA, IO,
3.742s, 2037	4,369,920	271,888
IFB Ser. 07-25, Class KS, IO,
3.74s, 2037	4,093,620	315,757
IFB Ser. 07-21, Class S, IO,
3.74s, 2037	135,871	8,730
IFB Ser. 05-17, Class S, IO,
3.722s, 2035	3,511,962	317,422
IFB Ser. 07-31, Class AI, IO,
3.72s, 2037	2,302,965	209,934
IFB Ser. 07-62, Class S, IO,
3.69s, 2037	4,277,752	325,558
IFB Ser. 05-3, Class SN, IO,
3.642s, 2035	9,503,921	655,622

COLLATERALIZED	Principal
MORTGAGE OBLIGATIONS (42.1%)* cont.	amount	Value

Government National Mortgage Association
IFB Ser. 07-43, Class SC, IO,
3.64s, 2037	$3,281,881	$201,681
IFB Ser. 07-73, Class MI, IO,
3.542s, 2037	1,239,308	65,848
IFB Ser. 04-41, Class SG, IO,
3.542s, 2034	9,809,890	399,853
Ser. 07-73, Class MO, PO,
zero %, 2037	89,153	62,803
FRB Ser. 07-71, Class TA,
zero %, 2037	751,445	892,165
FRB Ser. 07-71, Class UC,
zero %, 2037	107,443	92,343
FRB Ser. 07-73, Class KI, IO,
zero %, 2037	887,515	23,465
FRB Ser. 07-73, Class KM,
zero %, 2037	88,350	86,233
FRB Ser. 07-61, Class YC,
zero %, 2037	1,056,762	1,029,764
FRB Ser. 07-33, Class TB,
zero %, 2037	375,477	316,303
FRB Ser. 07-6, Class TD,
zero %, 2037	369,494	316,971
FRB Ser. 98-2, Class EA, PO,
zero %, 2028	106,660	89,562

GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3,
5.799s, 2045	679,000	657,257
Ser. 06-GG6, Class A2, 5.506s, 2038	2,446,000	2,436,510

HASCO NIM Trust 144A Ser. 05-OP1A,
Class A, 6 1/4s, 2035 (Cayman Islands)	180,108	18,011

HSI Asset Loan Obligation FRB
Ser. 07-AR1, Class 2A1, 6.133s, 2037	8,010,862	6,248,472

IMPAC Secured Assets Corp. FRB
Ser. 07-2, Class 1A1A, 2.571s, 2037	716,946	601,702

IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR25, Class 5A1,
6.335s, 2036	1,783,381	1,395,322
FRB Ser. 07-AR15, Class 1A1,
6.244s, 2037	3,190,176	2,296,927
FRB Ser. 07-AR9, Class 2A1,
6.064s, 2037	3,164,038	2,278,108
FRB Ser. 07-AR11, Class 1A1,
5.649s, 2037	2,449,808	1,494,383
FRB Ser. 05-AR31, Class 3A1,
5.639s, 2036	8,161,042	5,712,730

JPMorgan Alternative Loan Trust
FRB Ser. 06-A3, Class 2A1,
6.069s, 2036	2,830,456	2,186,128
FRB Ser. 06-A1, Class 5A1,
5.945s, 2036	2,200,920	1,672,699
FRB Ser. 06-A6, Class 1A1,
2.621s, 2036	2,843,908	1,981,180

JPMorgan Chase Commercial Mortgage
Securities Corp.
FRB Ser. 07-LD12, Class AM,
6.062s, 2051	1,032,000	937,097
FRB Ser. 07-LD12, Class A3,
5.99s, 2051	4,928,000	4,755,569
Ser. 07-CB20, Class A3,
5.863s, 2051	1,698,000	1,620,045

COLLATERALIZED	Principal
MORTGAGE OBLIGATIONS (42.1%)* cont.	amount	Value

JPMorgan Chase Commercial Mortgage
Securities Corp.
FRB Ser. 07-LD11, Class A3,
5.819s, 2049	$847,000	$807,767
Ser. 07-CB20, Class A4, 5.794s, 2051	1,107,000	1,022,624
Ser. 08-C2, Class X, IO, 0.484s, 2051	89,677,617	2,412,328

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 07-CB20, Class X1, IO,
0.058s, 2051	125,096,327	1,347,287

LB Commercial Conduit
Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	492,082	359,059
Ser. 98-C4, Class J, 5.6s, 2035	965,000	841,808

LB-UBS Commercial
Mortgage Trust
Ser. 07-C6, Class A2, 5.845s, 2012	1,535,000	1,533,782
Ser. 07-C7, Class XW, IO,
0.374s, 2045	119,446,700	2,759,219

LB-UBS Commercial Mortgage Trust
144A Ser. 07-C7, Class XCL, IO,
0.08s, 2045	50,425,409	484,084

Lehman Mortgage Trust
IFB Ser. 07-5, Class 4A3,
25.313s, 2037	1,475,385	1,610,404
IFB Ser. 07-5, Class 8A2, IO,
5.259s, 2036	2,658,313	236,932
IFB Ser. 07-4, Class 3A2, IO,
4.739s, 2037	2,091,371	184,239
IFB Ser. 06-5, Class 2A2, IO,
4.689s, 2036	4,891,048	425,802
IFB Ser. 07-2, Class 2A13, IO,
4.229s, 2037	4,035,624	361,171
IFB Ser. 06-7, Class 2A5, IO,
4.161s, 2036	7,344,545	611,141
IFB Ser. 06-9, Class 2A2, IO,
4.159s, 2037	4,673,011	416,444
IFB Ser. 06-7, Class 2A4, IO,
4.089s, 2036	7,829,940	593,204
IFB Ser. 06-6, Class 1A2, IO,
4.039s, 2036	2,866,505	208,021
IFB Ser. 06-6, Class 1A3, IO,
4.039s, 2036	4,115,190	309,432

Local Insight Media Finance, LLC
Ser. 07-1W, Class A1, 5.53s, 2012	3,362,860	3,143,601

Mach One Commercial
Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040
(Canada)	1,154,000	542,380
Ser. 04-1A, Class K, 5.45s, 2040
(Canada)	411,000	180,840
Ser. 04-1A, Class L, 5.45s, 2040
(Canada)	187,000	78,540

MASTR Adjustable Rate Mortgages
Trust FRB Ser. 04-13, Class 3A6,
3.788s, 2034	554,000	522,477

MASTR Alternative Loans Trust
Ser. 06-3, Class 1A1, 6 1/4s, 2036	1,978,472	1,483,854

Merrill Lynch Capital
Funding Corp. Ser. 06-4,
Class XC, IO, 0.107s, 2049	111,006,504	1,342,991

COLLATERALIZED		Principal
MORTGAGE OBLIGATIONS (42.1%)* cont.		amount	Value

Merrill Lynch Mortgage
Investors, Inc.
FRB Ser. 05-A9, Class 3A1, 5.277s, 2035		$856,905	$832,823
Ser. 96-C2, Class JS, IO, 2.262s, 2028 F		2,041,038	130,496

Merrill Lynch Mortgage Trust FRB
Ser. 07-C1, Class A3, 5.829s, 2050		451,000	437,104

Merrill Lynch/Countrywide
Commercial Mortgage Trust FRB
Ser. 07-8, Class A2, 5.92s, 2049		821,000	803,076

Mezz Cap Commercial Mortgage Trust
Ser. 07-C5, Class X, 4.506s, 2017		4,861,385	1,160,625

Mezz Cap Commercial Mortgage Trust
144A Ser. 04-C1, Class X, IO,
7.796s, 2037		1,376,552	323,874

Morgan Stanley Capital
Ser. 98-CF1, Class E, 7.35s, 2032		2,455,000	2,480,024
FRB Ser. 08-T29, Class A3, 6.28s, 2043		1,332,000	1,317,708
FRB Ser. 07-IQ14, Class AM,
5.691s, 2049		507,000	441,393

Morgan Stanley Capital I 144A
FRB Ser. 04-RR, Class F7, 6s, 2039		3,360,000	1,848,000
Ser. 07-HQ13, Class X1, IO,
0.672s, 2044		110,406,636	3,092,490

Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 4.905s, 2035		2,243,345	1,525,475

Mortgage Capital
Funding, Inc.
FRB Ser. 98-MC2, Class E, 7.103s, 2030		459,501	471,175
Ser. 97-MC2, Class X, IO, 1.73s, 2012		7,302	—

Permanent Financing PLC 144A FRB
Ser. 9A, Class 3A, 2.796s, 2033
(United Kingdom)		5,517,000	5,326,112

Permanent Master Issuer PLC FRB
Ser. 07-1, Class 4A, 2.871s, 2033
(United Kingdom)		6,703,000	6,449,627

PNC Mortgage Acceptance Corp. 144A
Ser. 00-C1, Class J, 6 5/8s, 2010		285,000	189,662

Residential Asset
Securitization Trust
Ser. 07-A5, Class 2A3, 6s, 2037		2,031,848	1,483,249
IFB Ser. 07-A3, Class 2A2, IO,
4.229s, 2037		9,253,770	856,788

Residential Mortgage Securities 144A FRB
Ser. 20A, Class B1A, 6.491s, 2038
(United Kingdom)	GBP	201,400	239,565

SBA CMBS Trust 144A Ser. 05-1A,
Class E, 6.706s, 2035		$595,000	559,717

STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018
(Cayman Islands)		316,000	221,200
Ser. 03-1A, Class N, 5s, 2018
(Cayman Islands)		376,000	248,160
Ser. 04-1A, Class M, 5s, 2018
(Cayman Islands)		345,000	224,250
Ser. 04-1A, Class N, 5s, 2018
(Cayman Islands)		325,000	191,750

Structured Adjustable Rate
Mortgage Loan Trust FRB
Ser. 06-9, Class 1A1, 5.694s, 2036		2,245,397	1,724,572

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO,
3.79s, 2037		7,151,119	462,332
Ser. 07-4, Class 1A4, IO, 1s, 2037		7,643,281	210,190

COLLATERALIZED		Principal
MORTGAGE OBLIGATIONS (42.1%)* cont.		amount	Value

Structured Asset
Securities Corp. 144A
IFB Ser. 08-01, Class 1A2, IO,
3.61s, 2045 (acquired 3/4/08,
cost $1,074,564) ‡	$15,432,573		$977,128
Ser. 07-RF1, Class 1A, IO, 3.307s, 2037		9,451,323	451,880

Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E, 7.095s,
2014 (Ireland)	GBP	444,138	812,997
FRB Ser. 05-CT1A, Class D, 7.095s,
2014 (Ireland)	GBP	868,987	1,380,058

URSUS EPC 144A FRB Ser. 1-A,
Class D, 6.938s, 2012 (Ireland)	GBP	467,451	829,054

Wachovia Bank Commercial
Mortgage Trust
Ser. 07-C30, Class A3, 5.246s, 2043		$4,394,000	4,311,448
Ser. 07-C34, IO, 0.357s, 2046		33,047,359	709,857

Wachovia Bank Commercial Mortgage
Trust 144A FRB Ser. 05-WL5A,
Class L, 5.758s, 2018		917,000	733,600

Wells Fargo Mortgage
Backed Securities Trust
Ser. 05-AR16, Class 2A1, 4.944s, 2035		24,655	22,189
Ser. 05-AR13, Class 1A4, IO,
0.742s, 2035		19,798,170	118,789

Total collateralized mortgage obligations
(cost $399,784,173)			$412,329,483

CORPORATE BONDS AND		Principal
NOTES (20.6%)*		amount	Value

Basic Materials (1.4%)
Bayer AG jr. unsec. sub. bond FRB
5s, 2105 (Germany)	EUR	364,000	$481,585

Builders FirstSource, Inc. company
guaranty sr. sec. notes FRN
6.926s, 2012		$530,000	367,025

Clondalkin Acquisition BV 144A
company guaranty sr. sec.
notes FRN 4.776s, 2013
(Netherlands)		360,000	301,950

Compass Minerals
International, Inc. sr. disc.
notes Ser. B, 12s, 2013		339,000	355,950

Domtar Corp. company guaranty
Ser. *, 7 7/8s, 2011 (Canada)		280,000	279,300

Freeport-McMoRan Copper &
Gold, Inc. sr. unsec.
notes 8 3/8s, 2017		1,657,000	1,739,850

Freeport-McMoRan Copper &
Gold, Inc. sr. unsec.
notes 8 1/4s, 2015		830,000	867,350

Freeport-McMoRan Copper &
Gold, Inc. sr. unsec. notes FRN
5.883s, 2015		295,000	296,821

Georgia-Pacific Corp.
debs. 9 1/2s, 2011		99,000	99,743

Georgia-Pacific Corp.
notes 8 1/8s, 2011		110,000	108,350

Gerdau Ameristeel Corp.
sr. notes 10 3/8s, 2011 (Canada)		691,000	717,776

Hexion U.S. Finance Corp./Hexion
Nova Scotia Finance, ULC company
guaranty 9 3/4s, 2014		114,000	97,185

CORPORATE BONDS AND		Principal
NOTES (20.6%)* cont.		amount	Value

Basic Materials cont.
Huntsman International, LLC
company guaranty sr. unsec.
sub. notes 7 7/8s, 2014		$1,778,000	$1,666,875

Momentive Performance Materials, Inc.
company guaranty sr. unsec. notes
9 3/4s, 2014 S		520,000	460,200

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016		446,000	468,300

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 3/8s, 2014		269,000	277,070

NewPage Corp. company
guaranty 10s, 2012		801,000	766,958

NewPage Holding Corp.
sr. notes FRN 9.986s, 2013 ‡‡		163,370	151,934

Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011
(Canada)		30,000	24,600

Novelis, Inc. company
guaranty 7 1/4s, 2015		221,000	204,425

Rhodia SA sr. unsec. FRN 7.713s,
2013 (France)	EUR	835,000	1,169,190

Rockwood Specialties Group, Inc.
company guaranty 7 5/8s, 2014	EUR	405,000	567,661

Steel Dynamics, Inc. company
guaranty sr. unsec.
unsub. notes 6 3/4s, 2015		$1,626,000	1,528,440

Steel Dynamics, Inc. 144A
sr. notes 7 3/4s, 2016		315,000	310,275

Stone Container Corp.
sr. notes 8 3/8s, 2012		399,000	352,118

			13,660,931
Capital Goods (1.3%)
Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016 S		206,000	198,275

Berry Plastics Corp. company
guaranty sr. sec. notes FRN
7.541s, 2015		1,530,000	1,422,900

Bombardier, Inc. 144A sr. unsec.
notes FRN 7.981s, 2013 (Canada)	EUR	330,000	506,168

Bombardier, Inc. 144A unsec.
notes 6 3/4s, 2012 (Canada)		$3,155,000	3,107,675

Crown Americas, LLC/Crown Americas
Capital Corp. sr. notes 7 5/8s, 2013		1,016,000	1,031,240

General Cable Corp. company
guaranty sr. unsec. notes FRN
5.166s, 2015		375,000	330,000

Hawker Beechcraft
Acquisition Co., LLC
sr. sub. notes 9 3/4s, 2017		475,000	469,063

Hexcel Corp.
sr. sub. notes 6 3/4s, 2015		132,000	127,710

L-3 Communications Corp. company
guaranty sr. unsec.
sub. notes 6 1/8s, 2014		1,301,000	1,229,445

L-3 Communications Corp.
sr. sub. notes 5 7/8s, 2015		1,019,000	945,123

Legrand SA unsec.
unsub. debs. 8 1/2s, 2025
(France)		1,573,000	1,658,305

Owens-Illinois, Inc. debs. 7 1/2s, 2010		207,000	210,623

CORPORATE BONDS AND		Principal
NOTES (20.6%)* cont.		amount	Value

Capital Goods cont.
Ryerson Tull, Inc. 144A sec.
notes 12s, 2015		$902,000	$879,450

Tekni-Plex, Inc. sec.
notes 10 7/8s, 2012		265,000	266,325

			12,382,302
Communication Services (1.5%)
American Tower Corp. 144A
sr. notes 7s, 2017 S		770,000	768,075

Cincinnati Bell, Inc. company
guaranty 7s, 2015		1,040,000	964,600

Cricket Communications, Inc.
company guaranty sr. unsec.
notes Ser. *, 9 3/8s, 2014		860,000	842,800

Cricket Communications, Inc. 144A
company guaranty sr. notes 10s, 2015		870,000	876,525

Digicel Group, Ltd. 144A
sr. unsec. notes 8 7/8s, 2015
(Jamaica)		470,000	433,575

Digicel, Ltd. 144A sr. unsec.
unsub. notes 9 1/4s, 2012
(Jamaica)		420,000	428,400

Inmarsat Finance PLC company
guaranty stepped-coupon zero %
(10 3/8s, 11/15/08), 2012
(United Kingdom) ††		1,503,000	1,510,515

iPCS, Inc. company
guaranty sr. sec. notes FRN
4.998s, 2013 S		280,000	249,200

MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2014		180,000	174,600

PAETEC Holding Corp. company
guaranty sr. unsec.
unsub. notes 9 1/2s, 2015		295,000	268,819

Qwest Communications
International, Inc. company
guaranty 7 1/2s, 2014		699,000	644,828

Qwest Corp. sr. unsec.
notes 7 1/2s, 2014		145,000	133,038

Qwest Corp. sr. unsec.
unsub. notes 8 7/8s, 2012		2,424,000	2,417,940

Qwest Corp. sr. unsec.
unsub. notes 7 1/4s, 2025		382,000	307,510

Rural Cellular Corp. sr. unsec.
sub. notes FRN 5.682s, 2013		385,000	385,963

West Corp. company
guaranty 9 1/2s, 2014		255,000	219,300

Wind Acquisition Fin. SA
notes 9 3/4s, 2015 (Netherlands)	EUR	2,325,000	3,550,597

			14,176,285
Consumer Cyclicals (2.6%)
Allison Transmission 144A company
guaranty 11s, 2015		$150,000	135,750

Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014		310,000	164,300

Boyd Gaming Corp.
sr. sub. notes 6 3/4s, 2014		265,000	194,775

CanWest Media, Inc. company
guaranty 8s, 2012 (Canada)		663,075	576,875

CORPORATE BONDS AND	Principal
NOTES (20.6%)* cont.	amount	Value

Consumer Cyclicals cont.
Cenveo Corp. 144A company
guaranty sr. unsec.
notes 10 1/2s, 2016	$515,000	$507,275

D.R. Horton, Inc. company
guaranty 8s, 2009	407,000	404,965

D.R. Horton, Inc. company
guaranty sr. unsub. notes 5s, 2009	561,000	549,780

D.R. Horton, Inc.
sr. notes 7 7/8s, 2011	1,495,000	1,367,925

FelCor Lodging LP company
guaranty 8 1/2s, 2011 R	1,012,000	974,050

Ford Motor Credit Co., LLC
sr. notes 9 7/8s, 2011	1,389,000	1,118,197

Ford Motor Credit Co., LLC
sr. unsec. notes 9 3/4s, 2010	680,000	578,766

Ford Motor Credit Co., LLC unsec.
notes 7 3/8s, 2009	382,000	347,950

Hanesbrands, Inc. company
guaranty sr. unsec. notes FRN
Ser. B, 6.508s, 2014	620,000	551,800

Host Marriott LP sr. notes Ser. M,
7s, 2012 R	1,460,000	1,372,400

Jostens IH Corp. company
guaranty 7 5/8s, 2012	1,164,000	1,129,080

K. Hovnanian Enterprises, Inc.
company guaranty sr. sec.
notes 11 1/2s, 2013	104,000	105,300

Lamar Media Corp. sr. unsec.
sub. notes Ser. C, 6 5/8s, 2015	325,000	292,500

Levi Strauss & Co. sr. unsec.
notes 8 7/8s, 2016 S	560,000	504,000

Levi Strauss & Co. sr. unsec.
unsub. notes 9 3/4s, 2015	1,275,000	1,201,688

Mashantucket Western Pequot Tribe
144A bonds 8 1/2s, 2015	760,000	585,200

Meritage Homes Corp. company
guaranty 6 1/4s, 2015	282,000	219,960

Meritage Homes Corp. sr. notes
7s, 2014	90,000	72,000

Meritor Automotive, Inc.
notes 6.8s, 2009	628,000	615,440

MGM Mirage, Inc. company
guaranty 8 1/2s, 2010	885,000	851,813

MGM Mirage, Inc. company
guaranty 6s, 2009	1,929,000	1,880,775

NTK Holdings, Inc. sr. disc.
notes zero %, 2014	207,000	85,388

Oxford Industries, Inc.
sr. notes 8 7/8s, 2011	880,000	844,800

Pinnacle Entertainment, Inc.
company guaranty sr. unsec.
sub. notes 7 1/2s, 2015	625,000	465,625

Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	665,000	630,088

Pulte Homes, Inc. company
guaranty 7 7/8s, 2011	1,422,000	1,372,230

Quebecor Media, Inc. sr. unsec.
notes Ser. *, 7 3/4s, 2016
(Canada)	140,000	129,150

CORPORATE BONDS AND	Principal
NOTES (20.6%)* cont.	amount	Value

Consumer Cyclicals cont.
Realogy Corp. company
guaranty sr. unsec.
notes 10 1/2s, 2014	$620,000	$403,000

Sealy Mattress Co.
sr. sub. notes 8 1/4s, 2014	145,000	120,350

Station Casinos, Inc.
sr. notes 6s, 2012 S	614,000	411,380

Tenneco Automotive, Inc. company
guaranty 8 5/8s, 2014	81,000	68,040

Tenneco, Inc. sr. unsec.
notes company guaranty 8 1/8s, 2015	730,000	649,700

Texas Industries, Inc. sr. unsec.
notes 7 1/4s, 2013	713,000	698,740

THL Buildco, Inc. (Nortek
Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	510,000	288,788

THL Buildco, Inc. (Nortek
Holdings, Inc.) 144A sr. sec.
notes 10s, 2013	255,000	228,225

Toll Brothers, Inc. company
guaranty sr. unsec.
sub. notes 8 1/4s, 2011	1,380,000	1,324,800

Trump Entertainment Resorts, Inc.
sec. notes 8 1/2s, 2015	686,000	337,855

Vertis, Inc. company
guaranty Ser. B, 10 7/8s,
2009 (In default) †	1,305,000	182,700

Vertis, Inc. 144A unsec.
sub. notes 13 1/2s,
2009 (In default) †	335,000	5,025

Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. 6 5/8s, 2014	1,087,000	983,735

		25,532,183
Consumer Staples (2.2%)
Affinity Group, Inc.
sr. sub. notes 9s, 2012	1,055,000	949,500

AMC Entertainment, Inc. company
guaranty 11s, 2016	485,000	491,063

AMC Entertainment, Inc.
sr. sub. notes 8s, 2014	399,000	355,609

Archibald Candy Corp. company
guaranty 10s,
2008 (In default) F †	173,688	2,551

Avis Budget Car Rental, LLC
company guaranty 7 3/4s, 2016	560,000	386,400

CCH I Holdings, LLC company
guaranty 12 1/8s, 2015	47,000	27,025

CCH II, LLC sr. unsec.
notes 10 1/4s, 2010	458,000	436,245

CCH II, LLC sr. unsec.
notes Ser. B, 10 1/4s, 2010	2,154,000	2,046,300

Church & Dwight Co., Inc. company
guaranty 6s, 2012	865,000	839,050

Cinemark, Inc. sr. disc.
notes stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	990,000	941,738

Clear Channel Communications, Inc.
sr. unsec. notes 7.65s, 2010	1,234,000	1,159,960

Clear Channel Communications, Inc.
sr. unsec. notes 5 1/2s, 2014	115,000	62,675

CORPORATE BONDS AND	Principal
NOTES (20.6%)* cont.	amount	Value

Consumer Staples cont.
CSC Holdings, Inc.
sr. notes 6 3/4s, 2012	$1,063,000	$1,012,508

Dean Foods Co. company
guaranty 7s, 2016	272,000	246,160

Del Monte Corp. company
guaranty 6 3/4s, 2015	640,000	598,400

Del Monte Corp.
sr. sub. notes 8 5/8s, 2012	1,085,000	1,109,413

DirecTV Holdings, LLC company
guaranty 6 3/8s, 2015	1,926,000	1,815,255

DirecTV Holdings, LLC 144A
sr. notes 7 5/8s, 2016	262,000	260,035

Echostar DBS Corp. company
guaranty 6 5/8s, 2014	4,144,000	3,802,120

Grupo Televisa SA 144A sr. unsec.
notes 6s, 2018 (Mexico)	100,000	97,631

Liberty Media, LLC sr. notes 5.7s, 2013	266,000	239,396

Liberty Media, LLC sr. unsec.
notes 7 7/8s, 2009	329,000	332,243

Nielsen Finance LLC/Nielsen
Finance Co. company guaranty 10s, 2014	4,000	4,030

Nielsen Finance LLC/Nielsen
Finance Co. company guaranty
stepped-coupon zero %
(12 1/2s, 8/1/11), 2016 ††	700,000	477,750

Nielsen Finance LLC/Nielsen
Finance Co. 144A company
guaranty sr. unsec. notes 10s, 2014	361,000	363,708

Prestige Brands, Inc.
sr. sub. notes 9 1/4s, 2012	724,000	727,620

Rainbow National Services, LLC
144A sr. notes 8 3/4s, 2012	750,000	758,438

Rite Aid Corp. company
guaranty 9 3/8s, 2015	542,000	352,300

Rite Aid Corp. sec. notes 7 1/2s, 2017	620,000	502,200

Sara Lee Corp. sr. unsec.
unsub. notes 6 1/4s, 2011	580,000	589,394

United Rentals NA, Inc. company
guaranty 6 1/2s, 2012	479,000	432,298

Young Broadcasting, Inc. company
guaranty 10s, 2011	469,000	223,948

Young Broadcasting, Inc.
sr. sub. notes 8 3/4s, 2014	160,000	70,000

		21,712,963
Energy (3.1%)
Arch Western Finance, LLC
sr. notes 6 3/4s, 2013	2,598,000	2,591,505

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2017	630,000	543,375

CHC Helicopter Corp.
sr. sub. notes 7 3/8s, 2014
(Canada)	1,502,000	1,560,203

Chesapeake Energy Corp.
sr. notes 7 1/2s, 2013	1,991,000	2,010,910

Complete Production Services, Inc.
company guaranty 8s, 2016	1,020,000	1,012,350

Comstock Resources, Inc.
sr. notes 6 7/8s, 2012	995,000	967,638

Connacher Oil and Gas, Ltd. 144A
sec. notes 10 1/4s, 2015 (Canada)	410,000	429,475

CORPORATE BONDS AND		Principal
NOTES (20.6%)* cont.		amount	Value

Energy cont.
Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015		$625,000	$620,313

Dong Energy A/S jr. unsec.
sub. notes FRN 5 1/2s, 2035
(Denmark)	EUR	364,000	515,000

El Paso Natural Gas Co.
debs. 8 5/8s, 2022		$370,000	409,634

EXCO Resources, Inc. company
guaranty 7 1/4s, 2011		830,000	821,700

Forest Oil Corp. sr. notes 8s, 2011		1,465,000	1,486,975

Gaz Capital for Gazprom 144A
sr. unsec. notes 7.288s, 2037
(Luxembourg)		575,000	512,210

Gaz Capital SA sr. unsec.
notes 7.288s, 2037 (Luxembourg)		780,000	694,824

Gaz Capital SA 144A company
guaranty sr. unsec. bond 8.146s,
2018 (Luxembourg)		$316,000	322,235

Gaz Capital SA 144A company
guaranty sr. unsec. bond 7.343s,
2013 (Luxembourg)		306,000	311,578

Gaz Capital SA 144A sr. unsec.
6.51s, 2022 (Luxembourg)		485,000	427,528

Harvest Operations Corp.
sr. notes 7 7/8s, 2011 (Canada)		1,140,000	1,031,700

Helix Energy Solutions Group, Inc.
144A sr. unsec. notes 9 1/2s, 2016		755,000	755,000

Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014		1,013,000	969,948

Key Energy Services, Inc. 144A
sr. notes 8 3/8s, 2014		355,000	356,775

Lukoil International Finance 144A
company guaranty 6.656s, 2022
(Netherlands)		1,080,000	928,800

Lukoil International Finance 144A
company guaranty 6.356s, 2017
(Netherlands)		550,000	492,250

Massey Energy Co.
sr. notes 6 5/8s, 2010		523,000	520,385

Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2014		698,000	659,610

Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013		575,000	546,250

Oslo Seismic Services, Inc. 1st
mtge. 8.28s, 2011		602,879	630,842

Pacific Energy Partners/Pacific
Energy Finance Corp.
sr. notes 7 1/8s, 2014		695,000	699,440

Peabody Energy Corp. company
guaranty 7 3/8s, 2016 S		1,470,000	1,499,400

PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013		607,000	614,588

Petroleum Co. of Trinidad & Tobago
Ltd. 144A sr. unsec. notes 6s,
2022 (Trinidad)		1,745,000	1,647,367

Petroleum Development Corp.
company guaranty sr. unsec.
notes 12s, 2018		485,000	514,100

Petroplus Finance, Ltd. company
guaranty 6 3/4s, 2014 (Bermuda)		700,000	612,500

CORPORATE BONDS AND		Principal
NOTES (20.6%)* cont.		amount	Value

Energy cont.
Plains Exploration &
Production Co. company
guaranty 7 3/4s, 2015		$140,000	$137,550

Plains Exploration &
Production Co. company
guaranty 7s, 2017		150,000	140,250

Pride International, Inc.
sr. unsec. notes 7 3/8s, 2014		994,000	1,001,455

SandRidge Energy, Inc.
sr. notes 8s, 2018		685,000	678,150

Williams Cos., Inc. (The)
sr. unsec. notes 8 1/8s, 2012		290,000	310,300

Williams Cos., Inc. (The)
sr. unsec. notes 7 5/8s, 2019		736,000	772,800

			30,756,913
Financial (4.6%)
Banco Do Brasil 144A sr. unsec.
6.081s, 2017 (Cayman Islands)	BRL	1,055,000	566,595

Bear Stearns Cos., Inc. (The)
notes Ser. MTN, 6.95s, 2012 S		$2,375,000	2,448,160

Bosphorus Financial Services, Ltd.
144A sec. sr. notes FRN 4.476s,
2012 (Cayman Islands)		2,651,250	2,559,488

GMAC, LLC sr. unsec.
unsub. notes 7 3/4s, 2010 S		176,000	142,183

GMAC, LLC sr. unsec.
unsub. notes 7s, 2012		185,000	116,562

GMAC, LLC sr. unsec.
unsub. notes 6 7/8s, 2012		1,292,000	810,858

GMAC, LLC sr. unsec.
unsub. notes 6 7/8s, 2011		165,000	108,950

GMAC, LLC sr. unsec.
unsub. notes 6 3/4s, 2014		2,509,000	1,437,170

GMAC, LLC sr. unsec.
unsub. notes 6 5/8s, 2012		1,345,000	834,075

GMAC, LLC sr. unsec.
unsub. notes FRN 4.882s, 2014		140,000	75,589

Goldman Sachs Group, Inc. (The)
sub. notes 6 3/4s, 2037		655,000	584,029

HSBC Capital Funding LP/ Jersey
Channel Islands company guaranty
sub. FRB 5.13s, 2049 (Jersey)	EUR	486,000	644,686

HUB International Holdings, Inc.
144A sr. sub. notes 10 1/4s, 2015		$185,000	148,000

HUB International Holdings, Inc.
144A sr. unsec. unsub. notes 9s, 2014		135,000	120,150

iStar Financial, Inc. sr. unsec.
notes Ser. B, 4 7/8s, 2009 R		185,000	175,750

JPMorgan Chase & Co. 144A
sr. unsec. FRN 6.46s, 2017		600,000	617,760

JPMorgan Chase & Co. 144A
sr. unsec. notes FRN 0.272s, 2011		68,000,000	2,940,320

JPMorgan Chase & Co. 144A unsec.
unsub. notes 0.185s, 2012	INR	37,500,000	876,498

Lender Processing Services, Inc.
144A sr. unsec. notes 8 1/8s, 2016		$1,760,000	1,757,800

Leucadia National Corp. sr. unsec.
notes 8 1/8s, 2015		205,000	204,231

CORPORATE BONDS AND		Principal
NOTES (20.6%)* cont.		amount	Value

Financial cont.
Leucadia National Corp. sr. unsec.
notes 7 1/8s, 2017		$495,000	$463,444

Liberty Mutual Insurance 144A
notes 7.697s, 2097		1,330,000	1,118,599

Merrill Lynch & Co., Inc.
notes 5.45s, 2013		1,660,000	1,549,186

Merrill Lynch & Co., Inc.
notes FRN Ser. MTN, 3s, 2011		715,000	637,947

MetLife Capital Trust X 144A
collateral trust FRB 9 1/4s, 2068		1,500,000	1,614,146

Morgan Stanley sr. unsec.
bonds 6.293s, 2017	BRL	3,655,000	1,709,089

Nuveen Investments, Inc. 144A
sr. notes 10 1/2s, 2015		$379,000	341,100

RSHB Capital SA for OJSC Russian
Agricultural Bank notes 6.299s,
2017 (Luxembourg)		1,330,000	1,195,936

RSHB Capital SA for OJSC Russian
Agricultural Bank sub. bonds FRB
6.97s, 2016 (Luxembourg)		500,000	481,240

Russian Agricultural Bank 144A
notes 7 3/4s, 2018 (Luxembourg)		775,000	748,728

Russian Agricultural Bank 144A
notes 7 1/8s, 2014
(Luxembourg) S		775,000	764,073

UBS Luxembourg SA for Sberbank
unsec. sub. notes stepped-coupon
6.23s (7.429s, 2/11/10), 2015
(Luxembourg) ††		2,730,000	2,717,797

USI Holdings Corp. 144A sr. unsec.
notes FRN 6.551s, 2014		120,000	96,000

VTB Capital unsec. sub. notes FRN
6.315s, 2015 (Luxembourg)		3,845,000	3,787,325

VTB Capital SA bonds 6 1/4s, 2035
(Luxembourg)		1,724,000	1,542,980

VTB Capital SA sr. notes 6 1/4s,
2035 (Luxembourg)		1,065,000	953,175

VTB Capital SA 144A notes 7 1/2s,
2011 (Luxembourg)		2,595,000	2,646,900

VTB Capital SA 144A notes 6 7/8s,
2018 (Luxembourg)		1,010,000	967,075

VTB Capital SA 144A sec.
notes 6.609s, 2012 (Luxembourg)		4,850,000	4,704,209

			45,207,803
Government (0.2%)
Pemex Finance, Ltd. bonds 9.69s,
2009 (Cayman Islands)		491,250	500,221

Pemex Project Funding Master Trust
144A company guaranty 6 5/8s, 2035		340,000	332,418

Pemex Project Funding Master Trust
144A company guaranty 5 3/4s, 2018		425,000	413,738

Pemex Project Funding Master Trust
144A notes 6 5/8s, 2038		650,000	625,625

			1,872,002
Health Care (1.4%)
Community Health Systems, Inc.
company guaranty 8 7/8s, 2015		1,310,000	1,319,825

DaVita, Inc. company
guaranty 6 5/8s, 2013		291,000	283,725

CORPORATE BONDS AND	Principal
NOTES (20.6%)* cont.	amount	Value

Health Care cont.
Elan Finance PLC/Elan
Finance Corp. company
guaranty 7 3/4s, 2011 (Ireland)	$395,000	$379,200

HCA, Inc. company
guaranty sr. sec. notes 9 5/8s, 2016 ‡‡	532,000	547,960

HCA, Inc. sr. sec. notes 9 1/4s, 2016	1,275,000	1,313,250

HCA, Inc. sr. sec. notes 9 1/8s, 2014	563,000	579,890

Omnicare, Inc. company
guaranty 6 3/4s, 2013	385,000	358,050

Omnicare, Inc.
sr. sub. notes 6 1/8s, 2013	1,065,000	982,463

Select Medical Corp. company
guaranty 7 5/8s, 2015	1,217,000	1,049,663

Service Corporation International
debs. 7 7/8s, 2013	112,000	112,000

Stewart Enterprises, Inc.
sr. notes 6 1/4s, 2013	1,412,000	1,359,050

Surgical Care Affiliates, Inc.
144A sr. sub. notes 10s, 2017	600,000	462,000

Surgical Care Affiliates, Inc.
144A sr. unsec. notes 8 7/8s, 2015 ‡‡	300,000	261,750

Tenet Healthcare Corp.
notes 7 3/8s, 2013	750,000	705,000

Tenet Healthcare Corp. sr. unsec.
unsub. notes 6 3/8s, 2011	1,179,000	1,161,315

US Oncology, Inc. company
guaranty 9s, 2012	965,000	950,525

Vanguard Health Holding Co.
II, LLC sr. sub. notes 9s, 2014	973,000	948,675

Ventas Realty LP/Capital Corp.
company guaranty 9s, 2012 R	590,000	621,713

Ventas Realty LP/Capital Corp.
company guaranty 6 3/4s, 2010 R	392,000	391,020

Ventas Realty LP/Capital Corp.
sr. notes 6 5/8s, 2014 R	337,000	326,890

		14,113,964
Technology (0.9%)
Advanced Micro Devices, Inc.
sr. notes 7 3/4s, 2012	649,000	493,240

Ceridian Corp. 144A sr. unsec.
notes 11 1/4s, 2015	541,000	492,310

Compucom Systems, Inc.
sr. sub. notes 12 1/2s, 2015	305,000	279,075

Freescale Semiconductor, Inc.
company guaranty sr. unsec.
notes 8 7/8s, 2014 S	1,082,000	916,995

Freescale Semiconductor, Inc.
company guaranty sr. unsec.
sub. notes 10 1/8s, 2016 S	757,000	594,245

Freescale Semiconductor, Inc.
company guaranty sr. unsec.
sub. notes 9 1/8s, 2014 ‡‡	753,000	609,930

Iron Mountain, Inc. company
guaranty 8 5/8s, 2013	435,000	436,631

Iron Mountain, Inc. company
guaranty sr. unsec.
sub. notes 8s, 2020	1,035,000	1,001,363

New ASAT Finance, Ltd. company
guaranty 9 1/4s, 2011
(Cayman Islands)	25,000	16,063

CORPORATE BONDS AND	Principal
NOTES (20.6%)* cont.	amount	Value

Technology cont.
Nortel Networks, Ltd. company
guaranty sr. unsec.
notes 10 3/4s, 2016 (Canada) S	$425,000	$416,500

Nortel Networks, Ltd. company
guaranty sr. unsec. notes FRN
7.041s, 2011 (Canada)	460,000	433,550

Nortel Networks, Ltd. 144A
sr. unsecd. notes company
guaranty 10 3/4s, 2016 (Canada)	511,000	500,780

Sanmina Corp. company
guaranty sr. unsec.
sub. notes 6 3/4s, 2013	459,000	408,510

Sanmina Corp. sr. unsec.
sub. notes 8 1/8s, 2016	717,000	638,130

SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	660,000	674,850

Travelport LLC company
guaranty 9 7/8s, 2014	325,000	273,000

Unisys Corp. sr. unsec.
unsub. notes 12 1/2s, 2016	478,000	469,635

		8,654,807
Utilities & Power (1.4%)
AES Corp. (The) sr. unsec.
unsub. notes 8s, 2017	255,000	251,175

AES Corp. (The) 144A sec.
notes 8 3/4s, 2013	456,000	472,530

CMS Energy Corp. sr. notes 7 3/4s, 2010	350,000	362,711

Colorado Interstate Gas Co.
debs. 6.85s, 2037	615,000	581,379

Edison Mission Energy sr. unsec.
notes 7 3/4s, 2016	289,000	289,723

Edison Mission Energy sr. unsec.
notes 7 1/2s, 2013	338,000	339,690

Edison Mission Energy sr. unsec.
notes 7.2s, 2019	545,000	512,300

Edison Mission Energy sr. unsec.
notes 7s, 2017	380,000	359,100

Ferrellgas LP/Finance
sr. notes 6 3/4s, 2014	1,010,000	853,450

Florida Power Corp. 1st mtge. sec.
bond 5.65s, 2018	495,000	500,143

Ipalco Enterprises, Inc. 144A
sr. sec. notes 7 1/4s, 2016	220,000	220,550

Kinder Morgan, Inc.
sr. notes 6 1/2s, 2012	3,137,000	3,113,473

NRG Energy, Inc. sr. notes 7 3/8s, 2016	465,000	451,050

Orion Power Holdings, Inc.
sr. unsec. notes 12s, 2010	1,115,000	1,201,413

PNM Resources, Inc. unsec.
unsub. notes 9 1/4s, 2015	1,145,000	1,166,469

Teco Finance, Inc. company
guaranty sr. unsec.
unsub. notes 7.2s, 2011	350,000	360,063

Teco Finance, Inc. company
guaranty sr. unsec.
unsub. notes 7s, 2012	550,000	574,214

Teco Finance, Inc. company
guaranty sr. unsec.
unsub. notes 6 3/4s, 2015	63,000	63,394

CORPORATE BONDS AND		Principal
NOTES (20.6%)* cont.		amount	Value

Utilities & Power cont.
Tennessee Gas Pipeline Co.
sr. unsec. unsub. debs. 7 1/2s, 2017		$291,000	$308,397

Tennessee Gas Pipeline Co.
sr. unsec. unsub. debs. 7s, 2028		145,000	139,592

Transcontinental Gas
Pipeline Corp. sr. unsec.
debs. 7 1/4s, 2026		875,000	894,688

Utilicorp United, Inc. sr. unsec.
notes 7.95s, 2011		36,000	37,080

Vattenfall Treasury AB company
guaranty unsec. unsub. FRB
5 1/4s, 2049 (Sweden)	EUR	364,000	514,847

Williams Partners LP/ Williams
Partners Finance Corp. sr. unsec.
notes 7 1/4s, 2017		$280,000	279,300

			13,846,731
Total corporate bonds and notes (cost $215,514,441)			$201,916,884

FOREIGN GOVERNMENT BONDS		Principal
AND NOTES (12.8%)*		amount	Value

Argentina (Republic of) bonds 7s, 2013		$821,000	$632,170

Argentina (Republic of)
bonds Ser. $V, 10 1/2s, 2012	ARS	6,355,000	1,431,464

Argentina (Republic of) bonds FRB
zero %, 2013		$3,113,000	1,497,353

Argentina (Republic of)
notes Ser. $dis, 8.28s, 2033		2,568,452	1,984,129

Argentina (Republic of) sr. unsec.
unsub. bonds 7s, 2015		1,444,000	990,945

Argentina (Republic of) sr. unsec.
unsub. bonds FRB 3.144s, 2012		21,027,000	8,515,042

Brazil (Federal Republic of)
bonds 6s, 2017		1,880,000	1,919,950

Brazil (Federal Republic of) notes
10s, 2012	BRL	1,454	839,350

Brazil (Federal Republic of) notes
zero %, 2017	BRL	6,590	3,515,873

Banco Nacional de
Desenvolvimento Economico e
Social 144A sr. unsec.
notes 6.369s, 2018 (Brazil)		$175,000	176,313

Canada (Government of)
bonds Ser. WL43, 5 3/4s, 2029	CAD	1,340,000	1,597,326

Colombia (Republic of) notes
10s, 2012 S		$3,565,000	4,135,400

Colombia (Republic of) unsec. unsub.
bonds 7 3/8s, 2037		1,000,000	1,093,750

Colombia (Republic of) unsec.
unsub. bonds 7 3/8s, 2017		665,000	729,838

Ecuador (Republic of)
bonds Ser. REGS, 12s, 2012		3,099,576	3,091,827

Ecuador (Republic of) 144A unsec.
bonds 12s, 2012		1,931,880	1,927,050

Ecuador (Republic of) regs
notes 9 3/8s, 2015		245,000	243,775

Ghana (Republic of) bonds 8 1/2s,
2017		555,000	555,999

IN 144A sr. unsec.
unsub. bonds 7 3/4s, 2038		920,000	911,950

FOREIGN GOVERNMENT BONDS		Principal
AND NOTES (12.8%)* cont.		amount	Value

Indonesia (Republic of) sr. unsec.
unsub. bonds Ser. JUN, 6 3/4s, 2014		$460,000	$460,000

Indonesia (Republic of) 144A
bonds 6 5/8s, 2037		1,555,000	1,352,850

Japan (Government of) 30 yr
bonds Ser. 23, 2 1/2s, 2036	JPY	313,000,000	2,946,065

Japan (Government of) CPI Linked
bonds Ser. 12, 1.2s, 2017	JPY	739,926,000	6,855,994

Japan (Government of) CPI Linked
bonds Ser. 8, 1s, 2016	JPY	3,905,897,400	35,937,732

Mexican (Government of)
bonds Ser. M 10, 8s, 2015	MXN	34,400,000	3,264,759

Peru (Republic of) bonds
8 3/4s, 2033		$935,000	1,215,500

Russia (Federation of) unsub.
5s, 2030		120,170	135,041

Russia (Federation of) 144A
unsub. unsec. bonds 5s, 2030		5,528,510	6,212,663

South Africa (Republic of)
notes 5 7/8s, 2022 S		880,000	821,700

Sweden (Government of)
debs. Ser. 1041, 6 3/4s, 2014	SEK	59,875,000	11,090,053

Turkey (Republic of) bonds 16s,
2012	TRY	3,090,000	2,539,708

Ukraine (Government of) 144A
bonds 6 3/4s, 2017		$1,565,000	1,373,288

Ukraine (Government of) 144A
sr. unsub. 6.58s, 2016 S		1,185,000	1,050,206

United Mexican States
bonds Ser. MTN, 8.3s, 2031		4,545,000	5,692,613

Venezuela (Republic of)
notes 10 3/4s, 2013		3,270,000	3,351,750

Venezuela (Republic of) unsec.
note FRN Ser. REGS, 3.791s, 2011		2,715,000	2,416,350

Venezuela (Republic of)
unsub. bonds 5 3/8s, 2010		3,465,000	3,257,100

Total foreign government bonds and notes
(cost $120,155,940)			$125,762,876

ASSET-BACKED		Principal
SECURITIES (11.7%)*		amount	Value

Accredited Mortgage Loan Trust
FRB Ser. 05-1, Class M2,
3.151s, 2035		$310,000	$145,700
FRB Ser. 05-4, Class A2C,
2.671s, 2035		68,000	60,520

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C,
2.611s, 2036		217,000	117,180
FRB Ser. 06-HE3, Class A2C,
2.611s, 2036		191,000	139,367

Ameriquest Mortgage
Securities, Inc. FRB Ser. 03-8,
Class M2, 4.211s, 2033		430,594	94,731

Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038		743,000	620,021
Ser. 04-1A, Class E, 6.42s, 2039		420,000	297,180

Argent Securities, Inc.
FRB Ser. 03-W3, Class M3, 4.731s, 2033		47,809	6,693
FRB Ser. 06-W4, Class A2C, 2.621s, 2036		340,000	231,200

ASSET-BACKED	Principal
SECURITIES (11.7%)* cont.	amount	Value

Asset Backed Funding Certificates
FRB Ser. 04-OPT2, Class M2,
3.461s, 2033	$467,397	$233,698

Asset Backed Securities Corp. Home
Equity Loan Trust
FRB Ser. 06-HE2, Class A3,
2.651s, 2036	71,721	53,964
FRB Ser. 06-HE4, Class A5,
2.621s, 2036	241,000	180,750

Asset Backed Securities Corp. Home
Equity Loan Trust 144A FRB
Ser. 06-HE2, Class M10, 4.961s, 2036	1,001,000	50

Aviation Capital Group Trust 144A
FRB Ser. 03-2A, Class G1, 3.158s, 2033	482,036	429,012

Bear Stearns Asset
Backed Securities, Inc.
FRB Ser. 04-FR3, Class M6,
5.711s, 2034	507,000	345,381
FRB Ser. 06-PC1, Class M9,
4.211s, 2035	364,000	27,300
FRB Ser. 05-HE1, Class M3,
3.391s, 2035	435,000	143,550

Bear Stearns Asset Backed
Securities, Inc. 144A FRB
Ser. 06-HE2, Class M10, 4.711s, 2036	552,000	42,413

Bombardier Capital
Mortgage Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	1,458,748	946,675
Ser. 00-A, Class A2, 7.575s, 2030	2,596,046	1,524,339
Ser. 99-B, Class A4, 7.3s, 2016	1,277,301	779,575
Ser. 99-B, Class A3, 7.18s, 2015	2,183,165	1,321,533
FRB Ser. 00-A, Class A1, 2.618s, 2030	279,318	118,157

Capital Auto Receivables Asset
Trust 144A Ser. 06-1, Class D,
7.16s, 2013	500,000	483,984

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-HE4, Class M11,
4.961s, 2035	599,000	59,900
FRB Ser. 05-HE4, Class M12,
4.511s, 2035	639,024	31,951
FRB Ser. 05-OPT1, Class M1,
2.881s, 2035	95,957	62,147

Conseco Finance Securitizations Corp.
Ser. 00-2, Class A5, 8.85s, 2030	2,616,818	2,085,782
Ser. 00-4, Class A6, 8.31s, 2032	6,471,294	5,079,966
Ser. 00-5, Class A7, 8.2s, 2032	1,053,000	768,690
Ser. 00-1, Class A5, 8.06s, 2031	1,871,170	1,478,224
Ser. 00-4, Class A5, 7.97s, 2032	369,716	263,076
Ser. 00-5, Class A6, 7.96s, 2032	1,461,910	1,103,742
Ser. 02-1, Class M1F, 7.954s, 2033	85,000	77,364
Ser. 01-3, Class M2, 7.44s, 2033	125,633	6,282
Ser. 01-4, Class A4, 7.36s, 2033	396,612	374,161
Ser. 00-6, Class A5, 7.27s, 2031	147,844	125,667
Ser. 01-1, Class A5, 6.99s, 2032	8,363,755	7,759,002
Ser. 01-3, Class A4, 6.91s, 2033	5,655,471	5,337,922
Ser. 02-1, Class A, 6.681s, 2033	1,705,300	1,682,445
FRB Ser. 02-1, Class M1A,
4.521s, 2033	4,326,000	3,749,843
FRB Ser. 01-4, Class M1,
4.221s, 2033	573,000	249,917

ASSET-BACKED		Principal
SECURITIES (11.7%)* cont.		amount	Value

Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1,
2.981s, 2035		$96,000	$51,360
FRB Ser. 05-14, Class 3A2,
2.701s, 2036		57,965	51,299

Crest, Ltd. 144A Ser. 03-2A,
Class E2, 8s, 2038
(Cayman Islands)		838,000	544,700

DB Master Finance, LLC 144A
Ser. 06-1, Class M1, 8.285s, 2031		545,000	446,078

Equifirst Mortgage Loan Trust FRB
Ser. 05-1, Class M5, 3.131s, 2035		179,000	44,750

First Franklin Mortgage Loan Asset
Backed Certificates FRB
Ser. 06-FF7, Class 2A3, 2.611s, 2036		356,000	284,104

Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4,
2.791s, 2036		498,000	339,835
FRB Ser. 06-2, Class 2A3,
2.631s, 2036		589,000	438,805

Gears Auto Owner Trust 144A
Ser. 05-AA, Class E1, 8.22s, 2012		1,347,000	1,261,908

Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 7.589s,
2043 (United Kingdom)	GBP	1,431,661	2,673,649
FRB Ser. 03-2, Class 2C1, 5.2s,
2043 (United Kingdom)	EUR	2,785,000	4,068,107

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$1,686,394	1,591,023
Ser. 94-4, Class B2, 8.6s, 2019		719,636	439,203
Ser. 93-1, Class B, 8.45s, 2018		772,296	660,847
Ser. 96-6, Class M1, 7.95s, 2027		1,075,000	933,745
Ser. 99-5, Class A5, 7.86s, 2030		7,779,462	6,534,748
Ser. 96-8, Class M1, 7.85s, 2027		754,000	629,472
Ser. 96-2, Class M1, 7.6s, 2026		608,000	475,982
Ser. 95-8, Class B1, 7.3s, 2026		704,416	589,398
Ser. 95-4, Class B1, 7.3s, 2025		726,329	671,817
Ser. 97-6, Class M1, 7.21s, 2029		1,325,000	972,142
Ser. 95-F, Class B2, 7.1s, 2021		61,303	45,977
Ser. 98-2, Class A6, 6.81s, 2027		798,759	744,806
Ser. 99-3, Class A7, 6.74s, 2031		1,438,000	1,342,494
FRN 6.53s, 2030		356,665	309,552
Ser. 98-4, Class A5, 6.18s, 2030		898,183	807,765
Ser. 99-1, Class A5, 6.11s, 2023		460,137	445,189

Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031		3,216,580	2,736,345
Ser. 99-5, Class M1A, 8.3s, 2026		312,000	281,791
Ser. 99-5, Class A4, 7.59s, 2028		58,574	57,402

GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011		712,336	711,552

GSAMP Trust FRB Ser. 06-HE5,
Class A2C, 2.611s, 2036		877,000	519,352

Guggenheim Structured
Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 4.461s,
2030 (Cayman Islands)		729,000	364,865
FRB Ser. 05-1A, Class E, 4.261s,
2030 (Cayman Islands)		162,911	109,150

Home Equity Asset Trust FRB
Ser. 06-1, Class 2A4, 2.791s, 2036		248,000	150,040

ASSET-BACKED		Principal
SECURITIES (11.7%)* cont.		amount	Value

JPMorgan Mortgage
Acquisition Corp. FRB
Ser. 06-FRE1, Class A4, 2.751s, 2035		$211,000	$134,618

Lehman ABS Manufactured Housing
Contract Ser. 01-B, Class A4,
5.27s, 2018		2,339,686	2,062,819

Lehman XS Trust FRB Ser. 07-6,
Class 2A1, 2.671s, 2037		2,507,703	1,809,558

LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 5.461s,
2036 (Cayman Islands)		1,485,000	519,750
FRB Ser. 02-1A, Class FFL, 5.212s,
2037 (Cayman Islands)		2,440,000	1,098,000

Long Beach Mortgage
Loan Trust
FRB Ser. 05-2, Class M4,
3.081s, 2035		497,000	173,950
FRB Ser. 06-4, Class 2A4,
2.721s, 2036		240,000	121,442
FRB Ser. 06-1, Class 2A3,
2.651s, 2036		269,000	223,270

Lothian Mortgages PLC 144A FRB
Ser. 3A, Class D, 6.597s, 2039
(United Kingdom)	GBP	1,700,000	3,113,268

Madison Avenue Manufactured
Housing Contract FRB Ser. 02-A,
Class B1, 5.711s, 2032		$2,025,781	1,428,149

MASTR Asset Backed Securities
Trust FRB Ser. 06-FRE2, Class A4,
2.611s, 2036		126,000	66,873

Mid-State Trust Ser. 11, Class B,
8.221s, 2038		223,298	184,564

Morgan Stanley ABS Capital I
FRB Ser. 04-HE8, Class B3,
5.661s, 2034		149,459	48,574
FRB Ser. 05-HE2, Class M5,
3.141s, 2035		310,000	62,000
FRB Ser. 05-HE1, Class M3,
2.981s, 2034		310,000	124,000
FRB Ser. 06-NC4, Class M2,
2.761s, 2036		435,000	34,800

N-Star Real Estate CDO, Ltd. 144A
FRB Ser. 04-2A, Class C1, 4.46s,
2039 (Cayman Islands)		500,000	411,250

Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014		158,876	144,331
Ser. 04-B, Class C, 3.93s, 2012		91,782	83,936

New Century Home Equity Loan Trust
FRB Ser. 03-4, Class M3, 4.511s, 2033		26,859	1,612

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 2.621s, 2036		298,000	259,737
FRB Ser. 06-2, Class A2C, 2.611s, 2036		298,000	218,042

Oakwood Mortgage Investors, Inc.
Ser. 96-C, Class B1, 7.96s, 2027		2,033,710	1,183,025
Ser. 99-D, Class A1, 7.84s, 2029		1,759,800	1,425,438
Ser. 00-A, Class A2, 7.765s, 2017		252,759	192,445
Ser. 95-B, Class B1, 7.55s, 2021		541,528	303,256
Ser. 00-D, Class A4, 7.4s, 2030		1,945,000	1,186,450
Ser. 02-B, Class A4, 7.09s, 2032		738,024	642,081
Ser. 99-B, Class A4, 6.99s, 2026		1,837,167	1,616,707
Ser. 00-D, Class A3, 6.99s, 2022		638,868	613,185
Ser. 01-D, Class A4, 6.93s, 2031		1,357,874	919,106
Ser. 01-E, Class A4, 6.81s, 2031		1,800,684	1,420,268

ASSET-BACKED		Principal
SECURITIES (11.7%)* cont.		amount	Value

Oakwood Mortgage Investors, Inc.
Ser. 99-B, Class A3, 6.45s, 2017		$427,393	$361,028
Ser. 01-C, Class A2, 5.92s, 2017		2,087,680	808,348
Ser. 02-C, Class A1, 5.41s, 2032		2,240,518	1,770,009
Ser. 01-D, Class A2, 5.26s, 2019		271,422	169,152
Ser. 01-E, Class A2, 5.05s, 2019		1,774,793	1,206,859
Ser. 02-A, Class A2, 5.01s, 2020		496,890	401,733

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030		443,872	363,215
FRB Ser. 01-B, Class A2, 2.833s, 2018		98,442	74,698

Ocean Star PLC 144A
FRB Ser. 04-A, Class E, 9.216s,
2018 (Ireland)		1,695,000	1,491,600
FRB Ser. 05-A, Class E, 7.316s,
2012 (Ireland)		466,000	364,226

Option One Mortgage Loan Trust FRB
Ser. 05-4, Class M11, 4.961s, 2035		783,000	86,130

Park Place Securities, Inc.
FRB Ser. 05-WCH1, Class M4,
3.291s, 2036		202,000	56,560
FRB Ser. 04-MCW1, Class A2,
2.841s, 2034		214,657	196,758

Park Place Securities, Inc. 144A
FRB Ser. 04-MHQ1, Class M10,
4.961s, 2034		146,893	7,345

People’s Financial Realty Mortgage
Securities Trust FRB Ser. 06-1,
Class 1A2, 2.591s, 2036		455,000	298,025

Permanent Financing PLC
FRB Ser. 6, Class 3C, 7.576s, 2042
(United Kingdom)	GBP	1,731,000	3,406,656
FRB Ser. 3, Class 3C, 3.846s, 2042
(United Kingdom)		$680,000	676,631

Residential Asset
Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2,
2.651s, 2036		275,623	239,455
FRB Ser. 07-RZ1, Class A2,
2.621s, 2037		293,000	213,180

Residential Asset
Securities Corp.
FRB Ser. 05-EMX1, Class M2,
3.191s, 2035		705,000	282,000
Ser. 01-KS3, Class AII, 2.943s, 2031		2,902,277	2,684,606

Residential Asset Securities Corp.
144A FRB Ser. 05-KS10, Class B,
5.211s, 2035		778,000	7,780

Securitized Asset
Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2,
3.111s, 2035		310,000	77,500
FRB Ser. 07-NC2, Class A2B,
2.601s, 2037		275,000	181,500

SG Mortgage Securities Trust
FRB Ser. 06-OPT2, Class A3D, PO,
2.671s, 2036		507,000	215,069
FRB Ser. 06-FRE1, Class A2B,
2.641s, 2036		231,000	155,925

Soundview Home Equity
Loan Trust
FRB Ser. 06-OPT3, Class 2A3,
2.631s, 2036		240,000	184,613
FRB Ser. 06-3, Class A3, 2.621s, 2036		882,000	695,598

ASSET-BACKED	Principal
SECURITIES (11.7%)* cont.	amount	Value

Soundview Home Equity Loan Trust
144A FRB Ser. 05-4, Class M10,
4.961s, 2036	$463,000	$13,890

South Coast Funding 144A FRB
Ser. 3A, Class A2, 3.916s, 2038
(Cayman Islands)	200,000	1,000

Structured Asset Investment Loan
Trust FRB Ser. 06-BNC2, Class A6,
2.721s, 2036	240,000	105,153

Structured Asset Investment Loan
Trust 144A FRB Ser. 05-HE3,
Class M11, 4.961s, 2035	733,252	10,632

Structured Asset Receivables Trust
144A FRB Ser. 05-1, 3.286s, 2015	3,437,227	3,196,621

TIAA Real Estate CDO, Ltd.
Ser. 03-1A, Class E, 8s, 2038	904,000	474,437

TIAA Real Estate CDO, Ltd. 144A
Ser. 02-1A, Class IV, 6.84s, 2037	756,000	581,046

Wells Fargo Home Equity Trust FRB
Ser. 07-1, Class A3, 2.781s, 2037	106,000	55,147

Whinstone Capital Management, Ltd.
144A FRB Ser. 1A, Class B3, 3.7s,
2044 (United Kingdom)	504,004	376,743

Total asset-backed securities (cost $135,735,934)		$114,285,678

SENIOR LOANS (11.3%)* [c]	Principal amount	Value

Basic Materials (1.1%)
Aleris International, Inc. bank
term loan FRN Ser. B, 4 1/2s, 2013	$789,047	$677,265

Domtar Corp. bank term loan FRN
3.858s, 2014 (Canada)	611,722	589,123

Georgia-Pacific, LLC bank term
loan FRN Ser. B, 4.449s, 2013	2,014,668	1,900,181

Georgia-Pacific, LLC bank term
loan FRN Ser. B2, 4.465s, 2012	591,000	557,415

Graphic Packaging Corp. bank term
loan FRN Ser. C, 5.55s, 2014	636,800	610,831

Hexion Specialty Chemicals, Inc.
bank term loan FRN Ser. C,
5.063s, 2013	39,600	34,296

Huntsman International, LLC bank
term loan FRN Ser. B, 4.213s, 2012	2,730,000	2,554,013

Momentive Performance
Materials, Inc. bank term loan
FRN 4 3/4s, 2013	744,561	680,032

NewPage Holding Corp. bank term
loan FRN 6.563s, 2014	580,085	572,592

Novelis, Inc. bank term loan FRN
Ser. B, 4.81s, 2014	454,781	430,147

Novelis, Inc. bank term loan FRN
Ser. B, 4.81s, 2014	1,000,519	946,324

Rockwood Specialties Group, Inc.
bank term loan FRN Ser. E,
4.399s, 2012	1,299,984	1,248,913

Smurfit-Stone Container Corp. bank
term loan FRN 5.22s, 2010	43,665	42,179

Smurfit-Stone Container Corp. bank
term loan FRN Ser. B, 4.637s, 2011	49,200	47,526

Smurfit-Stone Container Corp. bank
term loan FRN Ser. C, 4.645s, 2011	57,029	55,088

		10,945,925

SENIOR LOANS (11.3%)* [c] cont.	Principal amount	Value

Capital Goods (0.9%)
Allied Waste Industries, Inc. bank
term loan FRN 6.82s, 2012	$762,226	$745,711

Allied Waste Industries, Inc. bank
term loan FRN 4.228s, 2012	1,267,774	1,240,305

BE Aerospace, Inc. bank term loan
FRN Ser. B, 5 3/4s, 2014	345,000	344,713

Berry Plastics Holding Corp. bank
term loan FRN 4.784s, 2015	296,250	260,277

Graham Packaging Co., LP bank term
loan FRN 4.986s, 2011	197,500	187,872

Hawker Beechcraft
Acquisition Co., LLC bank term
loan FRN 2.601s, 2014	113,975	105,961

Hawker Beechcraft
Acquisition Co., LLC bank term
loan FRN Ser. B, 4.801s, 2014	2,160,609	2,008,692

Hexcel Corp. bank term loan FRN
Ser. B, 4.911s, 2012	345,442	338,533

Mueller Water Products, Inc. bank
term loan FRN Ser. B, 4.564s, 2014	696,289	650,450

Polypore, Inc. bank term loan FRN
Ser. B, 4.72s, 2014	608,900	569,321

Sensata Technologies BV bank term
loan FRN 4.543s, 2013
(Netherlands)	152,959	132,819

Sequa Corp. bank term loan FRN
6.025s, 2014	978,864	924,211

Transdigm, Inc. bank term loan FRN
4.801s, 2013	810,000	783,270

Wesco Aircraft Hardware Corp. bank
term loan FRN 5.06s, 2013	408,000	390,150

		8,682,285
Communication Services (1.0%)
Alltel Communications, Inc. bank
term loan FRN Ser. B2, 5.564s, 2015	1,395,485	1,377,780

Alltel Communications, Inc. bank
term loan FRN Ser. B3, 5.208s, 2015	1,449,349	1,441,107

Cricket Communications, Inc. bank
term loan FRN Ser. B, 6 1/2s, 2013	63,675	62,181

Crown Castle International Corp.
bank term loan FRN 4.301s, 2014	202,972	189,576

Fairpoint Communications, Inc.
bank term loan FRN Ser. B,
5 3/4s, 2015	920,000	806,294

Intelsat Corp. bank term loan FRN
Ser. B2, 5.288s, 2011	528,258	497,993

Intelsat Corp. bank term loan FRN
Ser. B2-A, 5.288s, 2013	528,418	498,144

Intelsat Corp. bank term loan FRN
Ser. B2-C, 5.288s, 2013	528,258	497,993

Intelsat, Ltd. bank term loan FRN
5.783s, 2014 (Bermuda)	885,000	752,250

Intelsat, Ltd. bank term loan FRN
Ser. B, 5.288s, 2013 (Bermuda)	1,179,000	1,127,124

Level 3 Communications, Inc. bank
term loan FRN 4.943s, 2014	408,000	368,220

MetroPCS Wireless, Inc. bank term
loan FRN 4.989s, 2013	848,059	804,914

PAETEC Holding Corp. bank term
loan FRN 4.983s, 2013	144,275	137,963

PAETEC Holding Corp. bank term
loan FRN Ser. B1, 4.983s, 2013	397,872	380,465

SENIOR LOANS (11.3%)* [c] cont.	Principal amount	Value

Communication Services cont.
Time Warner Telecom, Inc. bank
term loan FRN Ser. B, 4.49s, 2013	$622,182	$593,872

West Corp. bank term loan FRN
4.954s, 2013	406,970	364,556

		9,900,432
Consumer Cyclicals (2.6%)
Allison Transmission bank term
loan FRN Ser. B, 5.322s, 2014	872,430	779,952

Aramark Corp. bank term loan FRN
2.025s, 2014	24,372	23,141

Aramark Corp. bank term loan FRN
Ser. B, 4.676s, 2014	383,628	364,255

CCM Merger, Inc. bank term loan
FRN Ser. B, 4.764s, 2012	127,649	116,799

Cenveo, Inc. bank term loan FRN
Ser. C, 4.551s, 2014	468,437	439,160

Cenveo, Inc. bank term loan FRN
Ser. DD, 4.551s, 2014	15,609	14,633

Claire’s Stores, Inc. bank term
loan FRN 5.445s, 2014	725,536	497,445

Cooper-Standard Automotive, Inc.
bank term loan FRN Ser. B,
5.313s, 2012	444,659	411,310

Cooper-Standard Automotive, Inc.
bank term loan FRN Ser. C,
5.313s, 2012	1,111,118	1,027,784

Dana Corp. bank term loan FRN
6 3/4s, 2015	958,185	884,525

Dex Media West, LLC/Dex Media
Finance Co. bank term loan FRN
Ser. B, 6.949s, 2014	795,000	752,269

GateHouse Media, Inc. bank term
loan FRN Ser. B, 4.93s, 2014	430,000	258,000

GateHouse Media, Inc. bank term
loan FRN Ser. B, 4.65s, 2014	1,012,283	594,716

GateHouse Media, Inc. bank term
loan FRN Ser. DD, 4.788s, 2014	377,717	221,909

Golden Nugget, Inc. bank term loan
FRN Ser. B, 4.465s, 2014	200,455	172,892

Golden Nugget, Inc. bank term loan
FRN Ser. DD, 4.47s, 2014 U	114,545	98,795

Goodman Global Holdings, Inc. bank
term loan FRN Ser. B, 7 1/2s, 2011	746,910	736,173

Goodyear Tire & Rubber Co. (The)
bank term loan FRN 4.54s, 2010	3,458,000	3,172,715

Harrah’s Operating Co., Inc. bank
term loan FRN Ser. B2, 5.8s, 2015	406,980	360,323

Isle of Capri Casinos, Inc. bank
term loan FRN 4.551s, 2014	551,942	474,210

Isle of Capri Casinos, Inc. bank
term loan FRN Ser. A, 4.551s, 2014	173,573	149,128

Isle of Capri Casinos, Inc. bank
term loan FRN Ser. B, 4.551s, 2014	220,777	189,684

Landsource Communities/NWHL
Investment bank term loan FRN
6 3/4s, 2013	765,129	501,160

Lear Corp bank term loan FRN
5.132s, 2013	1,993,897	1,822,338

Michaels Stores, Inc. bank term
loan FRN Ser. B, 4.791s, 2013	641,834	515,340

SENIOR LOANS (11.3%)* [c] cont.	Principal amount	Value

Consumer Cyclicals cont.
National Bedding Co. bank term
loan FRN 4.602s, 2011	$188,000	$146,953

Navistar Financial Corp. bank term
loan FRN 5.695s, 2012	423,467	390,119

Navistar International Corp. bank
term loan FRN 6.191s, 2012	1,164,533	1,072,826

Neiman Marcus Group, Inc. (The) bank
term loan FRN Ser. B, 4.422s, 2013	852,873	794,830

Reader’s Digest Association, Inc.
(The) bank term loan FRN Ser. B,
4.606s, 2014	814,688	684,338

Realogy Corp. bank term loan FRN
5.32s, 2013 R	404,250	329,127

Realogy Corp. bank term loan FRN
Ser. B, 5.459s, 2013 R	1,501,500	1,222,472

Standard-Pacific Corp. bank term
loan FRN Ser. B, 4.469s, 2013	399,999	325,333

Ticketmaster bank term loan FRN
Ser. B, 6.04s, 2014 U	680,000	680,000

Tribune Co. bank term loan FRN
Ser. B, 5.786s, 2014	1,866,150	1,329,632

Tropicana Entertainment bank term
loan FRN Ser. B, 6 1/4s, 2011	1,540,000	1,299,375

TRW Automotive, Inc. bank term
loan FRN Ser. B, 4.249s, 2014	366,300	352,106

United Components, Inc. bank term
loan FRN Ser. D, 4.698s, 2012	764,222	733,653

Visant Holding Corp. bank term
loan FRN Ser. C, 5.171s, 2010	466,809	454,555

Visteon Corp. bank term loan FRN
Ser. B, 5.46s, 2013	2,152,000	1,589,252

Visteon Corp. bank term loan FRN
Ser. B1, 6.1s, 2013	83,000	61,296

Yankee Candle Co., Inc. bank term
loan FRN 4.804s, 2014	242,000	217,397

		26,261,920
Consumer Staples (2.9%)
Affinion Group, Inc. bank term
loan FRN Ser. B, 5.17s, 2013	1,983,844	1,892,919

Cablevision Systems Corp. bank
term loan FRN 4.206s, 2013	2,507,549	2,373,290

Cebridge Connections, Inc. bank
term loan FRN Ser. B, 4.782s, 2013	1,333,125	1,235,848

Charter Communications
Operating, LLC bank term loan FRN
8 1/2s, 2014	438,900	432,395

Charter Communications, Inc. bank
term loan FRN 5.301s, 2014	400,000	320,000

Charter Communications, Inc. bank
term loan FRN 4.8s, 2014	3,948,575	3,468,164

Cinemark USA, Inc. bank term loan
FRN 4.533s, 2013	993,074	933,489

Citadel Communications bank term
loan FRN Ser. B, 4.284s, 2014	835,000	678,438

Dean Foods Co. bank term loan FRN
Ser. B, 4.305s, 2014	1,481,250	1,396,819

DirecTV Holdings, LLC bank term
loan FRN 5 1/4s, 2013	630,000	628,425

Idearc, Inc. bank term loan FRN
Ser. B, 4.787s, 2014	2,717,472	2,013,193

SENIOR LOANS (11.3%)* [c] cont.	Principal amount	Value

Consumer Staples cont.
Insight Midwest, LP bank term loan
FRN Ser. B, 4.47s, 2014	$243,776	$234,063

Jarden Corp. bank term loan FRN
Ser. B1, 4.551s, 2012	518,288	490,970

Jarden Corp. bank term loan FRN
Ser. B2, 4.551s, 2012	246,819	233,810

Mediacom Communications Corp. bank
term loan FRN Ser. C, 4.215s, 2015	818,470	745,831

Mediacom Communications Corp. bank
term loan FRN Ser. D2, 4.215s, 2015	236,400	215,567

MGM Studios, Inc. bank term loan
FRN Ser. B, 6.051s, 2011	1,191,585	914,542

Pinnacle Foods Holding Corp. bank
term loan FRN Ser. B, 5.433s, 2014	999,950	910,787

Prestige Brands, Inc. bank term
loan FRN Ser. B, 4.726s, 2011	741,423	721,034

R.H. Donnelley, Inc. bank term
loan FRN 6.589s, 2011	1,541,792	1,463,418

R.H. Donnelley, Inc. bank term
loan FRN Ser. D1, 6.628s, 2011	578,223	549,601

Rental Service Corp. bank term
loan FRN 6.3s, 2013	890,000	720,900

Rite-Aid Corp. bank term loan FRN
Ser. B, 4.22s, 2014	189,525	166,782

Six Flags Theme Parks bank term
loan FRN 4.881s, 2015	1,267,200	1,077,437

Spanish Broadcasting Systems, Inc.
bank term loan FRN 4.56s, 2012	775,940	605,233

Spectrum Brands, Inc. bank term
loan FRN 2.321s, 2013	60,082	56,529

Spectrum Brands, Inc. bank term
loan FRN Ser. B1, 6.606s, 2013	1,046,567	928,828

Universal City Development
Partners bank term loan FRN
Ser. B, 5.688s, 2011	1,136,666	1,125,300

Univision Communications, Inc.
bank term loan FRN Ser. B,
5.124s, 2014	573,000	467,174

VNU Group BV bank term loan FRN
Ser. B, 4.734s, 2013
(Netherlands)	405,935	377,012

Warner Music Group bank term loan
FRN Ser. B, 4.613s, 2011	455,179	423,695

Young Broadcasting, Inc. bank term
loan FRN Ser. B, 5.313s, 2012	470,053	404,245

		28,205,738
Energy (0.3%)
CR Gas Storage bank term loan FRN
4.843s, 2013	41,453	38,344

CR Gas Storage bank term loan FRN
4.411s, 2013	100,096	92,589

CR Gas Storage bank term loan FRN
Ser. B, 4.534s, 2013	618,391	572,011

CR Gas Storage bank term loan FRN
Ser. DD, 4.844s, 2013	67,804	62,719

Enterprise GP Holdings, LP bank
term loan FRN 4.904s, 2014	210,000	205,275

EPCO Holding, Inc. bank term loan
FRN Ser. A, 3.833s, 2012	440,000	420,200

SENIOR LOANS (11.3%)* [c] cont.	Principal amount	Value

Energy cont.
Hercules Offshore, Inc. bank term
loan FRN Ser. B, 4.55s, 2013	$128,700	$124,839

MEG Energy Corp. bank term loan
FRN 4.8s, 2013 (Canada)	219,938	210,178

MEG Energy Corp. bank term loan
FRN Ser. DD, 4.8s, 2013 (Canada)	224,156	214,256

Petroleum Geo-Services ASA bank
term loan FRN 4.55s, 2015
(Norway)	281,233	272,093

Targa Resources, Inc. bank term
loan FRN 4.654s, 2012	415,922	399,909

Targa Resources, Inc. bank term
loan FRN 2.676s, 2012	236,129	227,038

		2,839,451
Financial (0.1%)
General Growth Properties, Inc.
bank term loan FRN Ser. A, 3.62s, 2010 R	200,000	176,833

Hub International, Ltd. bank term
loan FRN Ser. B, 5.301s, 2014	279,045	255,500

Hub International, Ltd. bank term
loan FRN Ser. DD, 5.301s, 2014 U	62,719	57,427

Nuveen Investments, Inc. bank term
loan FRN Ser. B, 5.472s, 2014	703,238	648,737

		1,138,497
Health Care (0.8%)
Community Health Systems, Inc.
bank term loan FRN Ser. B,
4.859s, 2014	1,156,841	1,094,500

Community Health Systems, Inc.
bank term loan FRN Ser. DD,
1/2s, 2014 U	59,836	56,611

Davita, Inc. bank term loan FRN
Ser. B, 4.097s, 2012	550,000	528,491

Health Management Associates, Inc.
bank term loan FRN 4.551s, 2014	2,677,643	2,470,125

Healthsouth Corp. bank term loan
FRN Ser. B, 5.29s, 2013	712,672	671,184

Hologic, Inc. bank term loan FRN
Ser. B, 5 3/4s, 2013 U	705,000	701,475

IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
8.043s, 2014	733,898	634,822

IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
7.62s, 2014	61,059	56,581

IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
Ser. B, 4.463s, 2014	661,742	613,215

IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
Ser. DD, 4.463s, 2014	228,970	212,179

LifePoint, Inc. bank term loan FRN
Ser. B, 4.274s, 2012	142,618	137,448

Sun Healthcare Group, Inc. bank
term loan FRN 2.701s, 2014	68,023	63,432

Sun Healthcare Group, Inc. bank
term loan FRN Ser. B, 4.726s, 2014	209,740	195,583

Sun Healthcare Group, Inc. bank
term loan FRN Ser. DD, 4.912s, 2014	42,029	39,192

		7,474,838

SENIOR LOANS (11.3%)* [c] cont.	Principal amount	Value

Technology (0.6%)
Activant Solutions Holdings, Inc.
bank term loan FRN Ser. B,
4.809s, 2013	$350,000	$305,375

Affiliated Computer Services, Inc.
bank term loan FRN Ser. B2,
4.471s, 2013	98,000	94,815

Compucom Systems, Inc. bank term
loan FRN 5.97s, 2014	387,075	358,044

First Data Corp. bank term loan
FRN Ser. B1, 5.243s, 2014	766,725	704,748

First Data Corp. bank term loan
FRN Ser. B3, 5.552s, 2014	751,283	689,973

Flextronics International, Ltd.
bank term loan FRN Ser. B,
5.041s, 2014 (Singapore)	341,172	307,908

Flextronics International, Ltd.
bank term loan FRN Ser. B,
5.041s, 2014 (Singapore)	1,187,278	1,071,518

Freescale Semiconductor, Inc. bank
term loan FRN Ser. B, 4.221s, 2013	267,641	240,543

JDA Software Group, Inc. bank term
loan FRN Ser. B, 5.034s, 2013	69,355	65,367

Sabre Holdings Corp. bank term
loan FRN 4.731s, 2014	534,494	416,312

SunGard Data Systems, Inc. bank
term loan FRN 4.508s, 2014	1,563,315	1,470,884

Travelport bank term loan FRN
5.301s, 2013	12,491	10,446

SENIOR LOANS (11.3%)* [c] cont.	Principal amount	Value

Technology cont.
Travelport bank term loan FRN
Ser. B, 4.733s, 2013	$225,244	$188,360

Travelport bank term loan FRN
Ser. DD, 4.733s, 2013	243,777	202,945

		6,127,238
Transportation (0.3%)
Ceva Group PLC bank term loan FRN
7.208s, 2015 (Netherlands)	3,480,000	2,505,600

Delta Airlines, Inc. bank term
loan FRN 4.463s, 2012	6,750	5,181

UAL Corp. bank term loan FRN
Ser. B, 4.574s, 2014	243,333	176,052

		2,686,833
Utilities & Power (0.7%)
Dynegy Holdings, Inc. bank term
loan FRN 3.983s, 2013	1,505,000	1,395,511

Energy Future Holdings Corp. bank
term loan FRN Ser. B2, 6.236s, 2014	1,343,867	1,262,756

Energy Future Holdings Corp. bank
term loan FRN Ser. B3, 6.262s, 2014	1,245,588	1,165,987

NRG Energy, Inc. bank term loan
FRN 7.84s, 2014 U	355,000	339,913

NRG Energy, Inc. bank term loan
FRN 4.451s, 2014	563,743	535,820

NRG Energy, Inc. bank term loan
FRN 4.301s, 2014	1,150,877	1,093,873

Reliant Energy, Inc. bank term
loan FRN 2.351s, 2014	890,000	847,725

		6,641,585

Total senior loans (cost $119,322,394)		$110,904,742

PURCHASED OPTIONS OUTSTANDING (1.4%)*	Expiration date/	Contract	Value
	strike price	amount

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the right to receive a
fixed rate of 5.37% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.370	$40,437,000	$2,041,664

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a
fixed rate of 5.355% versus the three month USD-LIBOR-BBA maturing on November 12, 2019.	Nov-09/5.355	40,437,000	2,013,358

Option on an interest rate swap with Goldman Sachs International for the right to receive a
fixed rate of 5.355% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	40,437,000	2,013,358

Option on an interest rate swap with Goldman Sachs International for the right to pay a
fixed rate of 5.355% versus the three month USD-LIBOR-BBA maturing on November 12, 2019.	Nov-09/5.355	40,437,000	981,810

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the right to pay a
fixed rate of 5.37% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.370	40,437,000	964,018

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a
fixed rate of 5.355% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	40,437,000	981,810

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a
fixed rate of 5.03% versus the three month USD-LIBOR-BBA maturing on February 16, 2020.	Feb-10/5.030	62,480,000	2,476,082

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a
fixed rate of 5.03% versus the three month USD-LIBOR-BBA maturing on February 16, 2020.	Feb-10/5.030	62,480,000	2,298,639

Total purchased options outstandings (cost $14,590,154)			$13,770,739

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value

Emmis Communications Corp. Ser. A, $3.125 cum. cv. pfd.	4,733	$113,592

Lehman Brothers Holdings, Inc. Ser. P, 7.25% cv. pfd.	1,477	960,050

Total convertible preferred stocks (cost $1,609,395)		$1,073,642

COMMON STOCKS (—%)*	Shares	Value

AboveNet, Inc. †	466	$29,009

Bohai Bay Litigation, LLC (Units) F	1,327	18,783

VFB LLC (acquired various dates from 6/22/99 through 12/8/03, cost $1,311,474) F ‡ †	1,795,382	37,139

XCL Warranty Escrow F	1,327	94,737

Total common stocks (cost $1,460,887)		$179,668

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value

AboveNet, Inc.	9/08/10	$24.00	230	$8,510

AboveNet, Inc.	9/08/08	20.00	196	7,452

Dayton Superior Corp. 144A F	6/15/09	.01	1,980	5,025

New ASAT Finance, Ltd. (Cayman Islands) F	2/01/11	.01	6,500	55

Smurfit Kappa Group PLC 144A (Ireland)	10/01/13	EUR .001	960	29,640

Total warrants (cost $73,048)				$50,682

SHORT-TERM INVESTMENTS (6.5%)*		Principal amount/shares	Value

Putnam Prime Money Market Fund [e]		26,440,432	$26,440,432

Short-term investments held as collateral for loaned securities with yields ranging from 2.00%
to 2.96% and due dates ranging from August 1, 2008 to September 26, 2008 [d]		$11,660,825	11,646,260

Egypt Treasury Bill, for an effective yield of 9.78%, September 12, 2008	EGP	15,325,000	2,866,029

Egypt Treasury Bill, for an effective yield of 10.58%, December 2, 2008	EGP	8,750,000	1,590,264

Egypt Treasury Bill, for an effective yield of 11.18%, January 27, 2009	EGP	5,750,000	1,030,771

U.S. Treasury Bills for effective yields ranging from 1.34% to 1.91%, September 18, 2008 #		$20,346,000	$20,302,612

Total short-term investments (cost $63,847,121)			$63,876,368

TOTAL INVESTMENTS

Total investments (cost $1,693,973,787)			$1,670,265,030

Key to holding’s currency abbreviations

ARS Argentine Peso

BRL Brazilian Real

CAD Canadian Dollar

CHF Swiss Franc

EGP Egyptian Pound

EUR Euro

GBP British Pound

INR Indian Rupee

JPY Japanese Yen

MXN Mexican Peso

SEK Swedish Krona

TRY Turkish Lira (New)

USD / $ United States Dollar

ZAR South African Rand

* Percentages indicated are based on net assets of $979,577,367.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at July 31, 2008 was $1,014,267 or 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2008.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at July 31, 2008. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d See Note 1 to the financial statements.

e See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

F Is valued at fair value following procedures approved by the Trustees.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at July 31, 2008.

U These securities, in part or in entirety, represent unfunded loan commitments (Note 7).

At July 31, 2008, liquid assets totaling $525,453,746 have been designated as collateral for open forward commitments, swap contracts, and forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at July 31, 2008.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at July 31, 2008.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at July 31, 2008 (as a percentage of Portfolio Value):
United States	86.1%	Canada	0.8%	Cayman Islands	0.5%

Japan	2.8	Sweden	0.7	Other	3.5

United Kingdom	1.8	Mexico	0.5	Total	100.0%

Luxembourg	1.4	Venezuela	0.5

Argentina	0.9	Netherlands	0.5

FORWARD CURRENCY CONTRACTS TO BUY at 7/31/08		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $182,080,803)	Value	face value	date	(depreciation)

Australian Dollar	$39,042,212	$39,488,908	10/15/08	$(446,696)

British Pound	2,980,333	2,929,359	9/17/08	50,974

Canadian Dollar	3,792,034	3,840,268	10/15/08	(48,234)

Danish Krone	557,383	551,376	9/17/08	6,007

Euro	57,672,317	58,113,421	9/17/08	(441,104)

Japanese Yen	5,061,864	5,113,830	8/20/08	(51,966)

Malaysian Ringgit	3,735,844	3,828,191	8/20/08	(92,347)

Mexican Peso	1,424,133	1,370,747	10/15/08	53,386

New Zealand Dollar	11,902	12,240	10/15/08	(338)

Norwegian Krone	47,327,725	47,275,232	9/17/08	52,493

Polish Zloty	10,108,587	9,476,785	9/17/08	631,802

Swiss Franc	9,984,320	10,080,446	9/17/08	(96,126)

Total				$(382,149)

FORWARD CURRENCY CONTRACTS TO SELL at 7/31/08		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $188,301,695)	Value	face value	date	(depreciation)

Australian Dollar	$4,766,169	$4,890,615	10/15/08	$124,446

British Pound	37,455,935	37,595,830	9/17/08	139,895

Canadian Dollar	17,983,985	18,093,982	10/15/08	109,997

Euro	63,540,007	63,378,847	9/17/08	(161,160)

Hungarian Forint	8,007,444	7,585,571	9/17/08	(421,873)

Japanese Yen	8,971,112	9,172,625	8/20/08	201,513

South African Rand	2,708,182	2,497,037	10/15/08	(211,145)

Swedish Krona	33,117,064	33,165,243	9/17/08	48,179

Swiss Franc	11,862,252	11,921,945	9/17/08	59,693

Total				$(110,455)

FUTURES CONTRACTS OUTSTANDING at 7/31/08	Number of		Expiration	Unrealized appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury Bond 10 yr (Short)	4	$2,650,365	Sep-08	$(2,277)

Canadian Government Bond 10 yr (Long)	34	3,945,343	Sep-08	23,114

Euro-Bobl 5 yr (Long)	366	61,245,782	Sep-08	217,335

Euro-Bund 10 yr (Long)	496	87,005,513	Sep-08	252,674

Euro-Dollar 90 day (Short)	246	59,495,100	Jun-09	263,468

Euro-Dollar 90 day (Short)	495	119,394,000	Sep-09	609,516

Euro-Dollar 90 day (Short)	1,215	292,086,000	Dec-09	1,895,020

Euro-Dollar 90 day (Short)	41	9,831,800	Mar-10	41,076

Euro-Schatz 2 yr (Short)	789	126,598,819	Sep-08	(529,157)

Japanese Government Bond 10 yr (Long)	161	203,597,015	Sep-08	2,975,503

Sterling Interest Rate 90 day (Long)	258	60,547,037	Jun-09	(215,553)

Sterling Interest Rate 90 day (Long)	211	49,524,994	Sep-09	(116,839)

U.K. Gilt 10 yr (Long)	52	11,067,742	Sep-08	98,819

U.S. Treasury Bond 20 yr (Long)	3,042	351,351,000	Sep-08	3,792,578

U.S. Treasury Note 2 yr (Short)	10,811	2,291,932,000	Sep-08	(14,414,207)

U.S. Treasury Note 5 yr (Short)	3,840	427,530,000	Sep-08	(2,285,538)

U.S. Treasury Note 10 yr (Long)	479	55,002,672	Sep-08	88,636

Total				$(7,305,832)

WRITTEN OPTIONS OUTSTANDING at 7/31/08	Contract	Expiration date/
(premiums received $5,687,548)	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 5.00% versus the three month USD-LIBOR-BBA maturing on December 19, 2018.	$9,815,000	Dec-08/5.000	$309,663

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 5.00% versus the three month USD-LIBOR-BBA maturing on December 19, 2018.	9,815,000	Dec-08/5.000	145,753

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation
to pay a fixed rate of 5.515% versus the three month USD-LIBOR-BBA maturing on May 14, 2022.	32,011,000	May-12/5.515	1,801,898

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation
to receive a fixed rate of 5.515% versus the three month USD-LIBOR-BBA maturing on May 14, 2022.	32,011,000	May-12/5.515	1,360,788

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing on May 14, 2022.	19,551,000	May-12/5.510	1,095,247

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing on May 14, 2022.	19,551,000	May-12/5.510	833,655

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation
to pay a fixed rate of 5.52% versus the three month USD-LIBOR-BBA maturing on May 14, 2022.	12,805,000	May-12/5.520	721,946

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation
to receive a fixed rate of 5.52% versus the three month USD-LIBOR-BBA maturing on May 14, 2022.	12,805,000	May-12/5.520	542,036

Total			$6,810,986

TBA SALE COMMITMENTS OUTSTANDING at 7/31/08 (proceeds receivable $271,530,352)	Principal	Settlement
Agency	amount	date	Value

FNMA, 5s, August 1, 2038	$249,000,000	8/13/08	$236,355,481

FNMA, 5 1/2s, August 1, 2038	23,000,000	8/13/08	22,504,063

FNMA, 6s, August 1, 2038	13,000,000	8/13/08	13,055,860

FNMA, 6 1/2s, August 1, 2038	1,000,000	8/13/08	1,026,406

Total			$272,941,810

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/08

			Upfront
			premium
Swap	Notional		received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount		(paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$6,900,000		$—	1/27/14	4.35%	3 month USD-LIBOR-BBA	$(32,443)

	32,700,000		—	3/30/09	3.075%	3 month USD-LIBOR-BBA	(288,609)

	68,477,000		—	5/23/10	3 month USD-LIBOR-BBA	3.155%	(160,253)

	37,724,000		—	6/6/18	4.6675%	3 month USD-LIBOR-BBA	(108,066)

	134,660,000		—	7/3/18	5.23625%	3 month USD-LIBOR-BBA	371,662

	51,800,000		—	7/18/13	4.14688%	3 month USD-LIBOR-BBA	31,369

	105,277,000		—	9/24/09	3 month USD-LIBOR-BBA	4.7375%	3,389,257

	900,000		—	9/1/15	3 month USD-LIBOR-BBA	4.53%	17,121

	20,688,000		—	5/8/28	4.95%	3 month USD-LIBOR-BBA	5,136

Citibank, N.A.
JPY	2,230,000,000		—	9/11/16	1.8675%	6 month JPY-LIBOR-BBA	(477,991)

	$23,700,000		—	9/29/13	5.078%	3 month USD-LIBOR-BBA	(1,307,962)

	65,000,000		—	7/21/18	4.80625%	3 month USD-LIBOR-BBA	(711,341)

MXN	74,310,000	F	—	7/18/13	1 month MXN-TIIE-BANXICO	9.175%	(47,943)

MXN	22,295,000	F	—	7/22/13	1 month MXN-TIIE-BANXICO	9.21%	(12,013)

	$10,000,000		—	9/17/09	3 month USD-LIBOR-BBA	4.765%	328,392

	46,380,000		—	7/27/09	5.504%	3 month USD-LIBOR-BBA	(1,121,845)

	105,170,000		—	10/26/12	4.6275%	3 month USD-LIBOR-BBA	(3,610,888)

	30,150,000		—	11/9/09	4.387%	3 month USD-LIBOR-BBA	(581,063)

	30,982,000		—	11/9/17	5.0825%	3 month USD-LIBOR-BBA	(1,197,349)

	74,193,000		—	11/23/17	4.885%	3 month USD-LIBOR-BBA	(1,676,578)

Citibank, N.A., London
JPY	2,600,000,000		—	2/10/16	6 month JPY-LIBOR-BBA	1.755%	430,161

Credit Suisse First Boston International
	$11,257,600		—	7/9/14	4.945%	3 month USD-LIBOR-BBA	(385,783)

Credit Suisse International
CHF	9,120,000		—	3/13/18	6 month CHF-LIBOR-BBA	3.3175%	(89,763)

CHF	40,270,000		—	3/15/10	2.59%	6 month CHF-LIBOR-BBA	285,208

CHF	40,270,000		—	3/15/10	2.6625%	6 month CHF-LIBOR-BBA	249,977

CHF	9,120,000		—	3/14/18	6 month CHF-LIBOR-BBA	3.3%	(102,859)

	$1,153,000		—	8/29/12	5.04556%	3 month USD-LIBOR-BBA	(64,029)

	2,070,000		—	10/16/17	3 month USD-LIBOR-BBA	5.297%	132,479

	14,923,740		—	11/6/17	4.97021%	3 month USD-LIBOR-BBA	(447,429)

EUR	56,330,000		—	7/4/15	3.93163%	6 month EUR-EURIBOR-Telerate	4,644,953

Deutsche Bank AG
EUR	83,090,000	E	—	4/30/12	6 month EUR-EURIBOR-Reuters	4.31%	(1,140,001)

EUR	71,010,000	E	—	4/30/15	4.475%	6 month EUR-EURIBOR-Reuters	1,268,756

EUR	19,890,000	E	—	4/30/20	6 month EUR-EURIBOR-Reuters	4.7975%	(148,850)

EUR	91,580,000		—	7/3/18	6 month EUR-EURIBOR-Reuters	4.86%	84,242

ZAR	23,880,000		—	7/6/11	3 month ZAR-JIBAR-SAFEX	9.16%	(133,329)

	$4,723,000		—	10/16/17	3 month USD-LIBOR-BBA	5.297%	302,269

	3,250,000		—	11/7/17	3 month USD-LIBOR-BBA	5.056%	119,015

Goldman Sachs International
SEK	169,520,000	E	—	3/2/11	3 month SEK-STIBOR-SIDE	4.2475%	(514,418)

SEK	40,610,000	E	—	3/4/19	4.80%	3 month SEK-STIBOR-SIDE	160,630

	$44,454,000		—	3/11/38	5.029%	3 month USD-LIBOR-BBA	(743,476)

EUR	46,050,000		—	3/26/10	6 month EUR-EURIBOR-Reuters	4.129%	(1,096,721)

GBP	38,380,000		—	3/29/10	6 month GBP-LIBOR-BBA	5.25%	(592,474)

GBP	9,280,000		—	3/27/18	5.0675%	6 month GBP-LIBOR-BBA	352,495

	$18,916,000		—	4/2/18	4.076%	3 month USD-LIBOR-BBA	656,117

	68,752,000		—	4/3/18	3 month USD-LIBOR-BBA	4.19%	(1,748,473)

CHF	61,590,000		—	4/5/10	2.89%	6 month CHF-LIBOR-BBA	160,317

CHF	14,050,000		—	4/3/18	6 month CHF-LIBOR-BBA	3.42%	(33,518)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/08 cont.

			Upfront
			premium
Swap	Notional		received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount		(paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
	$179,539,000		$—	4/8/10	3 month USD-LIBOR-BBA	2.64%	$(745,611)

CHF	19,630,000		—	4/1/10	2.9%	6 month CHF-LIBOR-BBA	45,217

CHF	4,460,000		—	4/2/18	6 month CHF-LIBOR-BBA	3.44%	(3,111)

	$25,306,000		—	4/23/18	4.43%	3 month USD-LIBOR-BBA	176,023

	36,485,000		—	5/19/18	4.525%	3 month USD-LIBOR-BBA	283,435

	144,500,000		—	3/10/10	4.779%	3 month USD-LIBOR-BBA	(5,594,182)

JPY	7,010,070,000		—	5/7/10	6 month JPY-LIBOR-BBA	1.09125%	20,091

JPY	1,542,220,000	E	—	5/7/18	2.205%	6 month JPY-LIBOR-BBA	(35,600)

GBP	26,240,000		—	7/10/13	5.73%	6 month GBP-LIBOR-BBA	(430,337)

GBP	29,680,000		—	7/10/18	6 month GBP-LIBOR-BBA	5.43%	661,418

GBP	7,270,000		—	7/10/38	4.7075%	6 month GBP-LIBOR-BBA	(211,776)

JPY	1,465,300,000		—	6/10/16	1.953%	6 month JPY-LIBOR-BBA	(387,498)

	$700,000		—	7/25/09	5.327%	3 month USD-LIBOR-BBA	(15,857)

	158,900,000	E	—	3/8/12	3 month USD-LIBOR-BBA	4.99%	1,387,197

	4,243,000		—	9/14/14	4.906%	3 month USD-LIBOR-BBA	(193,237)

	2,070,000		—	9/14/17	5.0625%	3 month USD-LIBOR-BBA	(99,336)

	3,190,000		—	9/14/09	3 month USD-LIBOR-BBA	4.717%	103,494

	96,335,000		—	9/19/09	3 month USD-LIBOR-BBA	4.763%	3,164,551

	185,880,600		—	9/21/09	3 month USD-LIBOR-BBA	4.60%	5,579,264

	51,830,600		—	9/21/17	5.149%	3 month USD-LIBOR-BBA	(2,782,101)

GBP	3,880,000	E	—	1/25/38	4.41%	6 month GBP-LIBOR-BBA	(249,839)

GBP	3,880,000	E	—	1/7/38	4.33625%	6 month GBP-LIBOR-BBA	(201,225)

JPMorgan Chase Bank, N.A.
	$297,249,000		—	4/27/09	5.034%	3 month USD-LIBOR-BBA	(8,240,915)

	7,693,000		—	3/7/18	4.45%	3 month USD-LIBOR-BBA	16,317

	25,078,000		—	3/12/18	3 month USD-LIBOR-BBA	4.4525%	(60,807)

	27,784,000		—	3/11/38	5.0025%	3 month USD-LIBOR-BBA	(347,621)

	150,842,000		—	3/14/18	4.775%	3 month USD-LIBOR-BBA	(3,587,641)

	63,811,000		—	3/20/13	3 month USD-LIBOR-BBA	3.145%	(2,081,852)

	116,638,000		—	3/26/10	3 month USD-LIBOR-BBA	2.33375%	(1,129,765)

	66,000,000		—	3/6/16	3 month USD-LIBOR-BBA	5.176%	4,013,560

	64,949,000		—	4/8/13	3 month USD-LIBOR-BBA	3.58406%	(879,984)

	114,128,000		—	5/23/10	3 month USD-LIBOR-BBA	3.16%	(255,739)

	39,000,000		—	6/13/13	4.47%	3 month USD-LIBOR-BBA	(624,977)

	14,680,000		—	10/10/13	5.054%	3 month USD-LIBOR-BBA	(778,894)

	20,430,000		—	10/10/13	5.09%	3 month USD-LIBOR-BBA	(1,124,450)

	52,691,000		—	7/16/10	3 month USD-LIBOR-BBA	3.384%	(13,188)

	6,920,000		—	7/17/18	4.52%	3 month USD-LIBOR-BBA	81,964

	46,192,000		—	7/22/10	3 month USD-LIBOR-BBA	3.565%	138,857

MXN	74,310,000	F	—	7/19/13	1 month MXN-TIIE-BANXICO	9.235%	(30,082)

	$109,485,000		—	7/28/10	3 month USD-LIBOR-BBA	3.5141%	196,228

	100,000		—	7/25/17	3 month USD-LIBOR-BBA	5.652%	7,665

	30,000,000		—	5/10/15	3 month USD-LIBOR-BBA	4.687%	600,756

	13,000,000		—	5/10/35	5.062%	3 month USD-LIBOR-BBA	(152,725)

	13,200,000		—	8/13/12	3 month USD-LIBOR-BBA	5.2%	826,980

	5,641,000		—	8/29/17	5.2925%	3 month USD-LIBOR-BBA	(379,329)

	2,577,000		—	8/29/17	5.263%	3 month USD-LIBOR-BBA	(167,790)

	41,913,000		—	9/11/27	5.27%	3 month USD-LIBOR-BBA	(2,196,737)

	45,120,000		—	5/4/16	5.62375%	3 month USD-LIBOR-BBA	(3,586,561)

JPY	11,230,000,000		—	6/6/13	1.83%	6 month JPY-LIBOR-BBA	(2,458,695)

	$185,880,600		—	9/21/09	3 month USD-LIBOR-BBA	4.6125%	5,613,420

	51,830,600		—	9/21/17	5.15%	3 month USD-LIBOR-BBA	(2,786,429)

	3,134,000		—	9/27/17	5.2335%	3 month USD-LIBOR-BBA	(189,000)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/08 cont.

			Upfront
			premium
Swap	Notional		received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount		(paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$114,678,000		$—	10/30/12	4.68375%	3 month USD-LIBOR-BBA	$(4,219,477)

	1,640,000		—	11/7/17	3 month USD-LIBOR-BBA	5.05771%	60,277

	30,150,000		—	11/9/09	4.3975%	3 month USD-LIBOR-BBA	(585,703)

	30,982,000		—	11/9/17	5.0895%	3 month USD-LIBOR-BBA	(1,214,263)

	165,391,000		—	11/30/17	4.705%	3 month USD-LIBOR-BBA	(1,360,497)

	58,161,000		—	12/11/17	3 month USD-LIBOR-BBA	4.65%	182,847

	56,000,000		—	8/4/08	3 month USD-LIBOR-BBA	5.40%	1,117,821

	30,500,000		—	8/4/16	3 month USD-LIBOR-BBA	5.5195%	2,643,393

	105,544,000		—	1/31/18	3 month USD-LIBOR-BBA	4.25%	(3,262,332)

	43,175,000		—	2/5/18	3 month USD-LIBOR-BBA	4.28%	(639,615)

Lehman Brothers Special Financing, Inc.
	62,932,000		43,568	3/14/18	4.35%	3 month USD-LIBOR-BBA	734,138

	113,230,000		—	3/19/13	3 month USD-LIBOR-BBA	3.0675%	(4,091,837)

	99,892,000		—	3/20/13	3 month USD-LIBOR-BBA	3.215%	(2,938,878)

	91,090,000		—	3/26/10	3 month USD-LIBOR-BBA	2.3525%	(849,048)

	91,090,000		—	3/26/10	3 month USD-LIBOR-BBA	2.395%	(773,665)

	63,811,000		—	3/20/13	3 month USD-LIBOR-BBA	3.07%	(2,300,909)

	176,083,000		—	3/20/13	3 month USD-LIBOR-BBA	3.155%	(5,664,394)

	197,774,000		—	3/25/10	3 month USD-LIBOR-BBA	2.345%	(1,863,976)

	57,300,000		—	3/25/13	3 month USD-LIBOR-BBA	3.2292%	(1,663,424)

	19,400,000		—	3/25/38	4.583%	3 month USD-LIBOR-BBA	1,069,363

	197,774,000		—	3/25/10	3 month USD-LIBOR-BBA	2.268%	(2,158,561)

	127,518,000		—	3/25/10	3 month USD-LIBOR-BBA	2.275%	(1,374,616)

GBP	30,700,000		—	3/22/10	6 month GBP-LIBOR-BBA	5.075%	(679,026)

GBP	8,660,000		—	3/20/18	4.99%	6 month GBP-LIBOR-BBA	434,841

EUR	83,450,000	E	—	4/12/12	6 month EUR-EURIBOR-Reuters	4.10%	(1,617,229)

EUR	71,010,000	E	—	4/13/15	4.31%	6 month EUR-EURIBOR-Reuters	2,004,989

EUR	19,830,000	E	—	4/13/20	6 month EUR-EURIBOR-Reuters	4.6575%	(456,025)

	$97,009,000		—	4/16/18	4.405%	3 month USD-LIBOR-BBA	839,357

	20,822,000		—	4/21/38	4.945%	3 month USD-LIBOR-BBA	(14,050)

	134,660,000	E	—	7/2/18	5.19%	3 month USD-LIBOR-BBA	591,157

EUR	91,580,000	E	—	7/2/18	6 month EUR-EURIBOR-Reuters	4.9425%	491,171

	$155,000,000		—	6/10/13	3 month USD-LIBOR-BBA	4.127%	135,299

	31,936,000		—	6/10/38	5.1275%	3 month USD-LIBOR-BBA	(623,719)

	108,336,000		—	6/20/18	3 month USD-LIBOR-BBA	4.0575%	(5,158,802)

	134,070,000		—	6/12/17	3 month USD-LIBOR-BBA	5.717%	11,355,954

	80,954,000		—	6/14/17	3 month USD-LIBOR-BBA	5.8725%	7,771,033

GBP	23,211,000		—	7/8/13	5.7475%	6 month GBP-LIBOR-BBA	(410,677)

GBP	26,277,000		—	7/8/18	6 month GBP-LIBOR-BBA	5.46%	699,887

GBP	6,455,000		—	7/8/38	4.7475%	6 month GBP-LIBOR-BBA	(266,371)

	$21,082,000		—	7/17/18	3 month USD-LIBOR-BBA	4.715%	81,195

	30,000,000		—	8/4/13	3 month USD-LIBOR-BBA	4.158%	—

	108,143,000		—	8/3/08	3 month USD-LIBOR-BBA	5.425%	2,171,944

	18,882,000		—	8/3/11	3 month USD-LIBOR-BBA	5.445%	1,267,970

	1,789,000		—	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(161,179)

	66,339,000		—	3/15/09	4.9298%	3 month USD-LIBOR-BBA	(1,798,608)

	182,914,000		—	8/31/09	3 month USD-LIBOR-BBA	4.89%	6,486,176

	38,636,000		—	8/31/27	5.4925%	3 month USD-LIBOR-BBA	(3,397,851)

	38,636,000		—	9/4/27	5.4475%	3 month USD-LIBOR-BBA	(2,926,376)

	182,914,000		—	9/4/09	3 month USD-LIBOR-BBA	4.836%	6,304,179

	198,421,000		—	9/11/09	3 month USD-LIBOR-BBA	4.6525%	6,272,177

	5,285,000		—	9/11/17	5.0525%	3 month USD-LIBOR-BBA	(250,858)

	1,310,000		—	9/14/17	3 month USD-LIBOR-BBA	5.055%	62,094

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/08 cont.

		Upfront
		premium
Swap	Notional	received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount	(paid)	date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. cont.
	$7,000,000	$—	9/17/17	3 month USD-LIBOR-BBA	5.131%	$370,381

	64,223,300	—	9/19/09	3 month USD-LIBOR-BBA	4.755%	2,102,678

	185,880,600	—	9/24/09	3 month USD-LIBOR-BBA	4.695%	5,869,173

	51,830,600	—	9/24/17	5.285%	3 month USD-LIBOR-BBA	(3,338,925)

	105,170,000	—	10/26/12	4.61375%	3 month USD-LIBOR-BBA	(3,551,412)

JPY	2,655,800,000	—	6/10/16	1.7775%	6 month JPY-LIBOR-BBA	(375,565)

	$760,000	—	11/7/17	3 month USD-LIBOR-BBA	5.05521%	27,784

	30,150,000	—	11/9/09	4.403%	3 month USD-LIBOR-BBA	(588,191)

	30,982,000	—	11/9/17	5.067%	3 month USD-LIBOR-BBA	(1,160,006)

	109,767,000	—	12/11/17	3 month USD-LIBOR-BBA	4.839%	1,952,561

JPY	4,600,000,000	—	10/21/15	1.61%	6 month JPY-LIBOR-BBA	(288,264)

	$25,921,000	—	1/16/18	4.375%	3 month USD-LIBOR-BBA	536,496

	6,358,423	—	2/8/13	3.441%	3 month USD-LIBOR-BBA	108,315

	101,770,000	—	2/14/13	3.563%	3 month USD-LIBOR-BBA	1,174,288

	91,090,000	—	3/26/10	3 month USD-LIBOR-BBA	2.325%	(897,825)

EUR	46,050,000	—	3/29/10	6 month EUR-EURIBOR-Reuters	4.25%	(939,143)

Merrill Lynch Capital Services, Inc.
	$105,170,000	—	10/26/12	4.6165%	3 month USD-LIBOR-BBA	(3,562,676)

	38,216,000	—	5/19/10	3.2925%	3 month USD-LIBOR-BBA	(10,183)

	57,680,000	—	7/22/10	3 month USD-LIBOR-BBA	3.5375%	143,000

JPY	1,465,300,000	—	6/10/16	1.99625%	6 month JPY-LIBOR-BBA	(432,081)

Merrill Lynch Derivative Products AG
JPY	732,600,000	—	6/11/17	2.05625%	6 month JPY-LIBOR-BBA	(228,064)

Morgan Stanley Capital Services, Inc.
GBP	14,710,000	—	3/28/18	5.065%	6 month GBP-LIBOR-BBA	564,121

GBP	61,080,000	—	3/29/10	6 month GBP-LIBOR-BBA	5.21%	(1,033,515)

	$881,000	—	8/29/17	5.26021%	3 month USD-LIBOR-BBA	(57,167)

Total						$(28,251,289)

E See Note 1 to the financial statements regarding extended effective dates.

F Is valued at fair value following procedures approved by the Trustees.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/08

			Termi-			Unrealized
Swap	Notional		nation	Fixed payments received (paid)	Total return received by	appreciation/
counterparty	amount		date	by fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
	$45,228,000	1F	11/1/08	Banc of America Securities AAA 10 year Index	The spread return of Banc of	$(1,599,714)
				multiplied by the modified duration factor minus	America Securities — CMBS AAA
				20 bp	10 year Index

Goldman Sachs International
	2,644,000		9/15/11	678 bp (1 month USD-LIBOR-BBA)	Ford Credit Auto Owner Trust	(1,969)
					Series 2005-B Class D
EUR	37,928,000	F	3/26/09	(2.27%)	Eurostat Eurozone HICP	277,979
					excluding tobacco

EUR	21,440,000	F	4/30/13	2.375%	French Consumer Price Index	(103,624)
					excluding tobacco

EUR	21,440,000		4/30/13	(2.41%)	Eurostat Eurozone HICP	337,948
					excluding tobacco

EUR	21,440,000	F	5/6/13	2.34%	French Consumer Price Index	(120,350)
					excluding tobacco

EUR	21,440,000		5/6/13	(2.385%)	Eurostat Eurozone HICP	372,724
					excluding tobacco

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/08

			Termi-			Unrealized
Swap	Notional		nation	Fixed payments received (paid)	Total return received by	appreciation/
counterparty	amount		date	by fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
GBP	12,864,000		5/9/13	3.10%	GBP Non-revised Retail Price	$(474,606)
					Index
GBP	2,794,000	F	1/7/38	3.485%
					GBP Non-revised UK Retail Price	(488,555)
					Index excluding tobacco
GBP	3,723,000		1/7/18	(3.11%)	GBP Non-revised UK Retail Price	403,404
					Index excluding tobacco

GBP	3,723,000		1/24/18	(3.26%)	GBP Non-revised UK Retail Price	312,684
					Index excluding tobacco

GBP	2,794,000	F	1/24/38	3.6665%	GBP Non-revised UK Retail Price	(251,974)
					Index excluding tobacco

JPMorgan Chase Bank, N.A.
	$15,225,000	1F	8/1/08	Change in spread of Lehman Brothers AAA 8.5+	The spread return of Lehman	(2,012,486)
				Commercial Mortgage Backed Securities Index	Brothers AAA 8.5+ CMBS Index
				minus 17.5 bp	adjusted by modified duration
					factor

Lehman Brothers Special Financing, Inc.
	45,228,000	[1]	11/1/08	Lehman Brothers SD CMBS AAA 8.5+ Index	The spread return of Lehman	(1,697,411)
				multiplied by the modified duration factor minus	Brothers SD CMBS AAA 8.5+
				40 bp	Index

	60,015,500	1F	11/1/08	Lehman Brothers SD CMBS AAA 8.5+ Index	The spread return of Lehman	(2,463,516)
				multiplied by the modified duration factor minus	Brothers SD CMBS AAA 8.5+
				125 bp	Index

	18,964,000		7/2/10	(3.4075%)	USA Non-revised Consumer	(212,018)
					Price Index — Urban (CPI-U)

GBP	3,200,000	F	7/10/38	GBP 6,811,083	GBP Non-revised Retail Price	(43,746)
					Index

GBP	8,576,000	F	7/10/18	GBP 4,039,456	GBP Non-revised Retail Price	246,450
					Index

	$7,746,000	[1]	8/1/08	Lehman Brothers SD CMBS AAA 8.5+ Index	The spread return of Lehman	(273,757)
				multiplied by the modified duration factor plus	Brothers SD CMBS AAA 8.5+
				40 bp	Index

	7,746,000	[1]	8/1/08	Lehman Brothers SD CMBS AAA 8.5+ Index	The spread return of Lehman	(269,862)
				multiplied by the modified duration factor plus	Brothers SD CMBS AAA 8.5+
				50 bp	Index

	17,633,000	[1]	8/1/08	Lehman Brothers SD CMBS AAA 8.5+ Index	The spread return of Lehman	(680,805)
				multiplied by the modified duration factor minus	Brothers SD CMBS AAA 8.5+
				25 bp	Index

Merrill Lynch Capital Services
	135,108,558		8/13/08	(2.73%) 5.50%	FNMA 5.50% 30 YR TBA	(1,122,811)

Morgan Stanley Capital Services, Inc.
	17,901,000	[1]	8/1/08	Beginning of period nominal spread of Lehman	The spread return of Lehman	(774,929)
				Brothers AAA 8.5+ Commercial Mortgage	Brothers Aaa 8.5+ CMBS Index
				Backed Securities Index	adjusted by modified duration
					factor

Total						$(10,640,944)

F Is valued at fair value following procedures approved by the Trustees.

1 Fund receives the net fixed and total return payment if positive and pays the net fixed and total return payment if negative.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/08						Fixed payments	Unrealized
	Upfront premium		Notional		Termination	received (paid) by	appreciation/
Swap counterparty / Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

Bank of America, N.A.
Abitibibowater Inc., 6 1/2%, 6/15/13	$—		$245,000		12/20/08	550 bp	$(4,105)

Clear Channel Communications, 5 3/4%, 1/15/13	—		765,000		9/20/09	635 bp	11,018

DJ ABX NA CMBX BBB Index	267		389,000		10/12/52	(134 bp)	185,092

DJ CDX NA HY Series 9 Index	19,847		10,585,080		12/20/12	(375 bp)	957,632

Financial Security Assurance Inc.	—		1,075,000		12/20/12	95 bp	(210,745)

Ford Motor Co., 7.45%, 7/16/31	—		935,000		3/20/12	(525 bp)	280,467

Ford Motor Credit Co., 7%, 10/1/13	—		2,805,000		3/20/12	285 bp	(737,925)

Idearc, Inc T/L Bank Loan	—		1,150,000		6/20/12	(152 bp)	155,419

Lehman Brothers Holdings, 6 5/8%, 1/18/12	—		2,375,000		9/20/13	269 bp	(47,152)

Nalco, Co. 7.75%,11/15/11	—		175,000		9/20/12	350 bp	(1,413)

Visteon Corp., 7%, 3/10/14	(282,891)		1,065,000		9/20/13	(500 bp)	115,747

Barclays Bank PLC
Peru CD	—		2,814,572		1/7/09	170 bp	15,411

Peru CD	—		2,671,785		11/10/08	170 bp	17,323

Bear Stearns Credit Products, Inc.
Claire’s Stores, 9 5/8%, 6/1/15	—		140,000		6/20/12	230 bp	(21,792)

Citibank, N.A.
Abitibibowater Inc., 6 1/2%, 6/15/13	—		245,000		12/20/08	725 bp	(1,953)

Abitibibowater Inc., 6 1/2%, 6/15/13	—		245,000		12/20/08	800 bp	(1,031)

Abitibibowater Inc., 6 1/2%, 6/15/13	—		245,000		12/20/08	825 bp	(722)

Advanced Micro Devices Inc., 7.75%, 11/1/12	—		4,125,000		3/20/09	575 bp	(115,837)

DJ ABX HE A Index	478,185		673,500		1/25/38	369 bp	(133,420)

DJ ABX HE AAA Index	330,427		1,769,556		5/25/46	11 bp	89,840

DJ ABX HE AAA Index	1,612,875		8,877,464		5/25/46	11 bp	405,907

DJ ABX HE AAA Index	117,189		404,100		1/25/38	76 bp	(107,976)

DJ ABX HE AAA Index	1,485,000		5,500,000		1/25/38	76 bp	(1,579,600)

DJ ABX NA HE AAA Index	203,323		1,888,732		7/25/45	18 bp	(8,243)

DJ ABX NA HE AAA Index	798,185		9,475,340		7/25/45	18 bp	(277,672)

Freescale Semiconductor, 8 7/8%, 12/15/14	—		430,000		9/20/12	495 bp	(41,639)

Lear Corp., term loan	—		585,000		6/20/13	(225 bp)	45,235

Sanmina-Sci Corp., 8 1/8%, 3/1/16	—		510,000		6/20/13	585 bp	930

Sanmina-Sci Corp., 8 1/8%, 3/1/16	—		105,000		3/20/09	275 bp	909

Sara Lee Corp., 6 1/8%, 11/1/32	—		580,000		9/20/11	(43 bp)	912

Seat Pagine Gialle S.P.A., 8%, 4/30/14	—	EUR	945,000		3/20/13	815 bp	(25,775)

Wind Acquisition 9 3/4%, 12/1/15	—	EUR	471,000		3/20/13	(495 bp)	(10,757)

Credit Suisse First Boston International
Ukraine Government, 7.65%, 6/11/13	—		$2,175,000		10/20/11	194 bp	(81,722)

Credit Suisse International
Advanced Micro Devices, 7 3/4%, 11/1/12	—		420,000		6/20/09	165 bp	(33,154)

DJ ABX HE AAA Index	563,990		2,940,888	F	5/25/46	11 bp	167,915

DJ CMB NA CMBX AA Index	(426,507)		1,908,000	F	10/12/52	(25 bp)	(89,244)

DJ CMB NA CMBX AAA Index	289,116		1,737,000	F	12/13/49	8 bp	120,875

DJ CMB NA CMBX AAA Index	3,093,105		19,744,500		2/17/51	35 bp	1,352,352

Dynegy Holdings Inc., 6 7/8%, 4/1/11	—		295,000		6/20/17	297 bp	(24,469)

Freeport-McMoRan Copper & Gold, Inc.,
bank term loan	—		1,180,000		3/20/12	41 bp	(6,870)

Freeport-McMoRan Copper & Gold, Inc.,
bank term loan	—		1,180,200		3/20/12	(82 bp)	(9,792)

Harrahs Operating Co. Inc., 5 5/8%, 6/1/15	—		320,000		3/20/09	600 bp	(3,239)

Republic of Peru, 8 3/4%, 11/21/33	—		1,205,000		4/20/17	125 bp	(9,096)

Deutsche Bank AG
DJ ABX HE A Index	3,630,000		5,500,000		1/25/38	369 bp	(1,374,224)

DJ ABX NA HE AAA Index	190,583		1,820,981		7/25/45	18 bp	(20,458)

DJ ABX NA HE AAA Index	515,103		6,726,322		7/25/45	18 bp	(264,438)

DJ iTraxx Europe Series 8 Version 1	(108,873)	EUR	1,135,000		12/20/12	(375 bp)	(31,162)

DJ iTraxx Europe Series 9 Version 1	317,647	EUR	4,650,000		6/20/13	(650 bp)	(81,262)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/08 cont.						Fixed payments	Unrealized
	Upfront premium		Notional		Termination	received (paid) by	appreciation/
Swap counterparty / Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

Deutsche Bank AG cont.
General Electric Capital Corp., 6%, 6/15/12	$ —		$660,000		9/20/13	109 bp	$(4,487)

Grohe Holding GmBh, 8 5/8%, 10/1/14	—	EUR	270,000		6/20/09	400 bp	1,660

Grohe Holding GmBh, 8 5/8%, 10/1/14	—	EUR	980,000		6/20/09	400 bp	6,025

India Government Bond, 5.87%, 1/2/10	—		$11,165,000	F	1/11/10	170 bp	14,830

iStar Financial, Inc., 6%, 12/15/10	51,300		760,000		3/20/09	500 bp	15,260

Korea Monetary STAB Bond, 5%, 2/14/09	—		2,620,000	F	2/23/09	105 bp	6,785

Korea Monetary STAB Bond, 5.04%, 1/24/09	—		2,150,000	F	2/2/09	130 bp	3,906

Korea Monetary STAB Bond, 5.15%, 2/12/10	—		2,620,000	F	2/19/10	115 bp	12,742

Malaysian Government, 6.844%, 10/1/09	—		3,231,000		10/1/09	90 bp	24,426

Nalco, Co. 7.75%, 11/15/11	—		160,000		12/20/12	363 bp	(1,289)

Republic of Argentina, 8.28%, 12/31/33	—		442,500		4/20/13	(565 bp)	10,402

Republic of Argentina, 8.28%, 12/31/33	—		1,375,000		8/20/12	(380 bp)	99,171

Republic of Argentina, 8.28%, 12/31/33	—		1,000,000		3/20/13	(551 bp)	22,001

Republic of Brazil, 12 1/4%, 3/6/30	—		1,500,000		10/20/17	105 bp	(36,458)

Republic of China, zero coupon, 12/5/08	—		4,367,000	F	12/12/08	115 bp	19,641

Republic of Indonesia, 6.75%, 2014	—		1,125,000		9/20/16	292 bp	16,230

Republic of Peru, 8 3/4%, 11/21/33	—		1,205,000		4/20/17	126 bp	(10,086)

Republic of South Korea, 5.45%, 1/23/10	—		1,670,000		2/1/10	101 bp	12,245

Republic of Turkey, 11 7/8%, 1/15/30	—		1,810,000		6/20/14	195 bp	(63,612)

Republic of Venezuela, 9 1/4%, 9/15/27	—		1,175,000		6/20/14	220 bp	(184,420)

Russian Federation, 7 1/2%, 3/31/30	—		442,500		4/20/13	(112 bp)	(4,219)

Russian Federation, 7.5%, 3/31/30	—		1,500,000		8/20/17	86 bp	(29,629)

Smurfit Kappa Funding, 10 1/8%, 10/1/12	—	EUR	920,000		6/20/09	135 bp	(2,428)

United Mexican States, 7.5%, 4/8/33	—		$2,945,000		3/20/14	56 bp	(70,343)

United Mexican States, 7.5%, 4/8/33	—		1,080,000		4/20/17	66 bp	(42,712)

Unity Media GmBh, 8 3/4%, 2/15/15	—	EUR	880,000		6/20/13	460 bp	(8,807)

Virgin Media Finance PLC, 8 3/4%, 4/15/14	—	EUR	880,000		9/20/13	477 bp	(31,093)

Goldman Sachs International
Advanced Micro Devices, 7 3/4%, 11/1/12	—		$710,000		3/20/09	515 bp	(19,366)

Allied Waste, N.A. 7 3/8%, 4/15/14	—		310,000		9/20/13	295 bp	3,753

Any one of the underlying securities in the
basket of BBCMBS securities	—		7,487,000		a	2.461%	(1,128,478)

DJ ABX HE A Index	972,989		1,452,000		1/25/38	369 bp	(347,438)

DJ ABX HE AAA Index	341,251		1,452,000		1/25/38	76 bp	(468,055)

DJ ABX NA HE AAA Index	249,340		3,255,930		7/25/45	18 bp	(99,702)

DJ CDX NA CMBX AAA Index	109,727		3,000,000		3/15/49	7 bp	(121,426)

DJ CDX NA HY Series 9 Index	2,086,320		43,352,100		12/20/12	375 bp	(1,815,152)

DJ CDX NA HY Series 9 Index 25-35% tranche	—		6,500,000		12/20/10	429 bp	242,489

DJ CDX NA HY Series 9 Index 25-35% tranche	—		5,580,000		12/20/10	108.65 bp	(223,046)

DJ CDX NA HY Series 9 Index 25-35% tranche	—		9,520,000		12/20/10	305 bp	67,100

DJ CDX NA IG Series 10 Index	(105,831)		14,340,000		6/20/13	155 bp	67,946

DJ CDX NA IG Series 10 Index	181,776		9,470,000		6/20/18	(150 bp)	(332)

DJ CDX NA IG Series 10 Index 30-100% tranche	—		47,479,000		6/20/13	(50 bp)	(155,654)

General Motors Corp., 7 1/8%, 7/15/13	—		580,000		9/20/08	620 bp	(1,187)

General Motors Corp., 7 1/8%, 7/15/13	—		2,720,000		9/20/08	620 bp	(5,567)

Lehman Brothers Holdings, 6 5/8%, 1/18/12	—		2,375,000		9/20/17	(67.8 bp)	301,485

Lighthouse International Co, SA, 8%, 4/30/14	—	EUR	815,000		3/20/13	680 bp	(78,354)

Merrill Lynch & Co., 5%, 1/15/15	—		$2,375,000		9/20/17	(59.8 bp)	276,491

Rhodia SA, Euribor+275, 10/15/13	—	EUR	455,000		9/20/13	(367 bp)	18,551

Rhodia SA, Euribor+275, 10/15/13	—	EUR	380,000		9/20/13	(387 bp)	10,819

Wind Acquisition 9 3/4%, 12/1/15	—	EUR	815,000		3/20/13	597 bp	62,480

Wind Acquisition 9 3/4%, 12/1/15	—	EUR	1,070,000		12/20/10	(340 bp)	(6,261)

JPMorgan Chase Bank, N.A.
Codere Finance (Luxembourg) S.A., 8.25%, 6/15/15	—	EUR	815,000		3/20/13	795 bp	98,528

DJ ABX HE AAA Index	364,141		$1,898,791	F	5/25/46	11 bp	108,415

DJ CDX NA HY Series 9 Index 25-35% tranche	—		5,722,000		12/20/10	105.5 bp	(233,052)

DJ CDX NA IG Series 10 Index	(4,722)		790,000		6/20/13	155 bp	4,852

CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/08 cont.						Fixed payments	Unrealized
	Upfront premium		Notional		Termination	received (paid) by	appreciation/
Swap counterparty / Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
DJ CDX NA IG Series 10 Index	$(4,963)		$900,000		6/20/13	155 bp	$5,943

DJ CDX NA IG Series 9 Index, 30–100% tranche	—		18,460,000	F	12/20/12	(13.55 bp)	231,265

DJ iTraxx Europe Crossover Series 8 Version 1	(435,596)	EUR	3,260,000		12/20/12	(375 bp)	(212,392)

Freeport-McMoRan Copper & Gold, Inc.,
bank term loan	—		$2,360,300		3/20/12	(85 bp)	(22,026)

Idearc, Inc T/L Bank Loan	—		1,150,000		6/20/12	79 bp	(176,282)

iStar Financial, Inc., 6%, 12/15/10	51,800		740,000		3/20/09	500 bp	7,358

Republic of Argentina, 8.28%, 12/31/33	—		1,385,000		6/20/14	235 bp	(260,544)

Republic of Hungary, 4 3/4%, 2/3/15	—		1,155,000		4/20/13	(171.5 bp)	(41,781)

Republic of Indonesia, 6.75%, 3/10/14	—		1,870,000		6/20/17	171.5 bp	(130,824)

Republic of Turkey, 11 7/8%, 1/15/30	—		1,945,000		5/20/17	230 bp	(106,831)

Republic of Turkey, 11 7/8%, 1/15/30	—		1,435,000		5/20/17	244 bp	(65,367)

Russian Federation, 7 1/2%, 3/31/30	—		1,580,000		5/20/17	60 bp	(56,696)

Russian Federation, 7.5%, 3/31/30	—		2,250,000		8/20/12	65 bp	(11,761)

Russian Federation, 7.5%, 3/31/30	—		1,500,000		8/20/17	85 bp	(25,427)

Sanmina-Sci Corp., 8 1/8%, 3/1/16	—		410,000		6/20/13	595 bp	5,761

Smurfit-Stone Container Enterprises,
7 1/2%, 6/1/13	—		205,000		3/20/13	685 bp	(6,668)

JPMorgan Securities, Inc.
DJ CMB NA CMBX AAA Index	5,710,003		66,452,000		2/17/51	35 bp	—

Lehman Brothers Special Financing, Inc.
Advanced Micro Devices, 7 3/4%, 11/1/12	—		1,420,000		3/20/09	525 bp	(44,979)

Allied Waste, N.A. 7 3/8%, 4/15/14	—		315,000		9/20/13	275 bp	883

Community Health Systems, 8 7/8%, 7/15/15	—		380,000		12/20/12	360 bp	(13,486)

DJ ABX HE A Index	972,989		1,452,000		1/25/38	369 bp	(342,435)

DJ ABX HE A Index	1,011,225		1,455,000		1/25/38	369 bp	(306,917)

DJ ABX HE AAA Index	341,251		1,452,000		1/25/38	76 bp	(459,874)

DJ ABX HE AAA Index	407,400		1,455,000		1/25/38	76 bp	(395,906)

DJ ABX HE AAA Index	78,126		269,400		1/25/38	76 bp	(70,645)

DJ ABX HE PEN AAA Index	147,085		2,061,362		5/25/46	11 bp	(122,270)

DJ ABX HE PEN AAA Index	150,308		2,069,582		5/25/46	11 bp	(120,157)

DJ ABX NA HE AAA Index	798,036		10,420,925	F	7/25/45	18 bp	(360,406)

DJ ABX NA HE AAA Index	314,061		4,033,843	F	7/25/45	18 bp	(134,361)

DJ CDX NA CMBX AA Index	(2,155)		68,000	F	3/15/49	(15 bp)	15,081

DJ CDX NA HY Series 10 Index	1,335,262		21,580,000		6/20/13	500 bp	41,829

DJ CDX NA HY Series 10 Index	1,855,833		29,111,111		6/20/13	500 bp	111,010

DJ CDX NA HY Series 8 Index 35-60% tranche	—		86,378,000		6/20/12	95 bp	(7,255,020)

DJ CDX NA HY Series 8 Index 35-60% tranche	—		9,049,000		6/20/12	104 bp	(730,503)

DJ CDX NA HY Series 9 Index 25-35% tranche	—		22,600,000		12/20/10	104.5 bp	(925,941)

DJ CDX NA HY Series 9 Index 25-35% tranche	—		22,600,000		12/20/10	90 bp	(1,004,344)

DJ CDX NA HY Series 9 Index 25-35% tranche	—		53,900,000		12/20/10	171 bp	(1,349,926)

DJ CDX NA HY Series 9 Index 25-35% tranche	—		32,440,000		12/20/10	203 bp	(563,861)

DJ CDX NA HY Series 9 Index 25-35% tranche	—		32,440,000		12/20/10	212 bp	(493,953)

DJ CDX NA HY Series 9 Index, 25-35% tranche	—		20,510,000		12/20/10	163 bp	(552,915)

DJ CDX NA IG Series 10 Index	360,788		23,848,000		6/20/18	(150 bp)	(97,809)

DJ CDX NA IG Series 10 Index 30-100% tranche	—		17,768,850		6/20/13	(42 bp)	18,396

DJ CDX NA IG Series 9 Index	(1,437,324)		44,316,000		12/20/12	(60 bp)	(129,115)

DJ CDX NA IG Series 9 Index	(840,142)		18,138,000		12/20/17	(80 bp)	(205,735)

DJ iTraxx Europe Series 9 Version 1	(156,459)	EUR	1,125,000		6/20/13	650 bp	(59,949)

DJ LCDX NA Series 9 Index, 30-100% tranche	—		$11,300,000	F	12/20/12	96 bp	64,919

Domtar Corp., 7 1/8%, 8/15/15	—		280,000		12/20/11	(250 bp)	4,579

Federal Republic of Brazil, 12 1/4%, 3/6/30	—		1,155,000		4/20/13	170 bp	35,648

Freescale Semiconductor, 8 7/8%, 12/15/14	—		1,143,000		6/20/12	355 bp	(150,463)

Freescale Semiconductor, 8 7/8%, 12/15/14	—		1,143,000		6/20/10	(228 bp)	83,576

General Electric Capital Corp., 6%, 6/15/12	—		1,320,000		9/20/13	115 bp	(4,034)

Goldman Sachs Group, Inc., 6.6%, 1/15/12	—		2,375,000		9/20/17	(58 bp)	117,903

Goldman Sachs Group, Inc., 6.6%, 1/15/12	—		1,720,000		9/20/12	45.5 bp	(51,117)

Harrahs Operating Co. Inc., 5 5/8%, 6/1/15	—		225,000		3/20/09	610 bp	(3,358)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/08 cont.						Fixed payments	Unrealized
	Upfront premium		Notional		Termination	received (paid) by	appreciation/
Swap counterparty / Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. cont.
Jefferson Smurfit Corp., 7 1/2%, 6/1/13	$—		$340,000		3/20/13	645 bp	$(15,829)

MediaCom LLC/ Cap Corp., 9 1/2%, 1/15/13	—		250,000		6/20/13	740 bp	(1,487)

MediaCom LLC/ Cap Corp., 9 1/2%, 1/15/13	—		425,000		9/20/13	820 bp	8,008

Morgan Stanley Dean Witter, 6.6%, 4/1/12	—		2,375,000		9/20/17	(60.5 bp)	257,507

Morgan Stanley Dean Witter, 6.6%, 4/1/12	—		2,375,000		9/20/12	48 bp	(172,116)

Republic of Argentina, 8.28%, 12/31/33	—		442,500		4/20/13	(565 bp)	10,402

Republic of Argentina, 8.28%, 12/31/33	—		685,000		9/20/12	(469 bp)	30,745

Republic of Argentina, 8.28%, 12/31/33	—		1,960,000		5/20/17	296 bp	(417,966)

Republic of Ecuador, 10%, 8/15/30	—		1,120,000		6/20/12	600 bp	(15,848)

Republic of Ecuador, 10%, 8/15/30	—		555,000		5/20/12	540 bp	(14,430)

Republic of Peru, 8 3/4%, 11/21/33	—		2,330,000		10/20/16	215 bp	124,877

Republic of Turkey, 11 7/8%, 1/15/30	—		2,780,000		5/20/17	228 bp	(143,140)

Republic of Venezuela, 9 1/4%, 9/15/27	—		2,340,000		5/20/12	183 bp	(248,857)

Russian Federation, 7 1/2%, 3/31/30	—		442,500		4/20/13	(112 bp)	(4,162)

United Mexican States, 7.5%, 4/8/33	—		1,310,000		4/20/17	67 bp	(52,335)

Wind Acquisition 9 3/4%, 12/1/15	—	EUR	470,000		12/20/10	(357 bp)	(5,579)

Merrill Lynch Capital Services, Inc.
Bombardier, Inc, 6 3/4%, 5/1/12	—		$2,105,000		6/20/12	(150 bp)	22,397

D.R. Horton Inc., 7 7/8%, 8/15/11	—		1,435,000		9/20/11	(426 bp)	37,540

General Motors Corp., 7 1/8%, 7/15/13	—		1,895,000		9/20/08	500 bp	(9,867)

Pulte Homes Inc., 5.25%, 1/15/14	—		1,344,000		9/20/11	(482 bp)	(56,358)

Merrill Lynch International
Dynegy Holdings Inc., 6 7/8%, 4/1/11	—		295,000		6/20/17	295 bp	(24,812)

KinderMorgan, 6 1/2%, 9/1/12	—		3,137,000		9/20/12	(128 bp)	(5,249)

Morgan Stanley Capital Services, Inc.
Advanced Micro Devices, 7 3/4%, 11/1/12	—		1,100,000		6/20/09	190 bp	(84,770)

Aramark Services, Inc., 8.5%, 2/1/15	—		250,000		12/20/12	355 bp	(9,996)

Bombardier, Inc, 6 3/4%, 5/1/12	—		1,050,000		6/20/12	(114 bp)	27,904

Bundesrepublic of Deutschland, 6%, 6/20/16	—		5,697,000		6/20/18	8 bp	(14,097)

DJ ABX NA CMBX AAA Index	551,349		7,746,000		3/15/49	7 bp	(32,450)

DJ ABX NA CMBX BBB Index	92		127,231		10/12/52	(134 bp)	60,512

DJ CDX NA HY Series 7 Index	120,995		2,547,270		12/20/09	(325 bp)	150,719

DJ CDX NA HY Series 9 Index	129,052		3,226,300		12/20/12	375 bp	(156,782)

DJ CDX NA IG Series 10 Index	787,164		40,404,500		6/20/18	(150 bp)	10,186

DJ CDX NA IG Series 10 Index 30-100% tranche	—		86,508,000		6/20/13	(52 bp)	(346,096)

DJ CDX NA IG Series 10 Index 30-100% tranche	—		26,360,000		6/20/13	(38.6 bp)	52,272

DJ CDX NA IG Series 7 Index 10-15% tranche	102,920		2,573,000		12/20/09	0 bp	(210,431)

DJ CMB NA CMBX AA Index	(571,986)		2,507,000	F	10/12/52	(25 bp)	(128,844)

DJ CMB NA CMBX AAA Index	2,795,690		23,305,500		12/13/49	8 bp	443,682

DJ CMB NA CMBX AAA Index	10,159,170		93,615,000		2/17/51	35 bp	2,046,538

Dominican Republic, 8 5/8%, 4/20/27	—		2,340,000		11/20/11	(170 bp)	73,436

Dynegy Holdings Inc., 6 7/8%, 4/1/11	—		295,000		6/20/12	225 bp	(15,462)

Freeport-McMoRan Copper & Gold, Inc.,
bank term loan	—		3,540,700		3/20/12	44 bp	(16,948)

Freeport-McMoRan Copper & Gold, Inc.,
bank term loan	—		1,180,200		3/20/12	(83 bp)	(10,194)

Nalco, Co. 7.75%, 11/15/11	—		175,000		9/20/12	330 bp	(2,412)

Nalco, Co. 7.75%, 11/15/11	—		200,000		3/20/13	460 bp	5,866

Republic of Austria, 5 1/4%, 1/4/11	—		5,697,000		6/20/18	(17 bp)	(1,969)

Republic of Venezuela, 9 1/4%, 9/15/27	—		1,570,000		10/20/12	339 bp	(99,770)

Total							$(20,375,915)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

a Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

F Is valued at fair value following procedures approved by the Trustees.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/08

ASSETS

Investment in securities, at value, including $11,380,222
of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,667,533,355)	$1,643,824,598
Affiliated issuers (identified cost $26,440,432) (Note 5)	26,440,432

Cash	3,459,211

Interest and other receivables	15,118,875

Receivable for securities sold	3,342,371

Receivable for sales of delayed delivery securities
(Notes 1, 6 and 7)	272,035,630

Receivable from Manager (Note 2)	15,870

Unrealized appreciation on swap contracts (Note 1)	113,041,200

Receivable for open forward currency contracts (Note 1)	1,679,992

Receivable for closed forward currency contracts (Note 1)	2,011,344

Receivable for open swap contracts (Note 1)	5,706,127

Receivable for closed swap contracts (Note 1)	2,404,934

Premiums paid on swap contracts (Note 1)	4,377,449

Total assets	2,093,458,033

LIABILITIES

Payable to custodian (Note 2)	1,314,139

Payable for variation margin (Note 1)	3,539,188

Distributions payable to shareholders	6,450,928

Payable for securities purchased	5,651,973

Payable for purchases of delayed delivery securities
(Notes 1, 6 and 7)	580,220,646

Payable for shares of the fund repurchased	910,111

Payable for compensation of Manager (Notes 2 and 5)	1,801,671

Payable for investor servicing fees (Note 2)	42,520

Payable for Trustee compensation and expenses (Note 2)	191,975

Payable for administrative services (Note 2)	4,516

Payable for open forward currency contracts (Note 1)	2,172,596

Payable for closed forward currency contracts (Note 1)	1,487,342

Written options outstanding, at value
(premiums received $5,687,548) (Notes 1 and 3)	6,810,986

Unrealized depreciation on swap contracts (Note 1)	172,309,348

Premiums received on swap contracts (Note 1)	46,225,853

TBA sales commitments, at value
(proceeds receivable $271,530,352) (Note 1)	272,941,810

Collateral on securities loaned, at value (Note 1)	11,646,260

Other accrued expenses	158,804

Total liabilities	1,113,880,666

Net assets	$979,577,367

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,256,459,694

Undistributed net investment income (Note 1)	33,906,046

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(217,445,505)

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(93,342,868)

Total — Representing net assets applicable
to capital shares outstanding	$979,577,367

COMPUTATION OF NET ASSET VALUE

Net asset value per share
($979,577,367 divided by 149,513,744 shares)	$6.55

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 7/31/08

INVESTMENT INCOME

Interest (net of foreign tax of $197,191)
(including interest income of $810,228
from investments in affiliated issuers) (Note 5)	$85,900,630

Dividends	15,009

Securities lending	37,973

Total investment income	85,953,612

EXPENSES

Compensation of Manager (Note 2)	7,460,531

Investor servicing fees (Note 2)	535,936

Custodian fees (Note 2)	116,625

Trustee compensation and expenses (Note 2)	50,240

Administrative services (Note 2)	33,853

Other	792,530

Fees waived by Manager (Note 5)	(15,989)

Total expenses	8,973,726

Expense reduction (Note 2)	(396,633)

Net expenses	8,577,093

Net investment income	77,376,519

Net realized gain on investments (Notes 1 and 3)	49,563,560

Net increase from payments from affiliates (Note 2)	332,689

Net realized loss on swap contracts (Note 1)	(36,573,585)

Net realized loss on futures contracts (Note 1)	(16,570,057)

Net realized loss on foreign currency transactions (Note 1)	(19,512,799)

Net realized gain on written options (Notes 1 and 3)	7,562,413

Net unrealized appreciation of assets and liabilities
in foreign currencies during the year	1,377,428

Net unrealized depreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments
during the year	(90,734,481)

Net loss on investments	(104,554,832)

Net decrease in net assets resulting from operations	$(27,178,313)

Statement of changes in net assets

DECREASE IN NET ASSETS
	Year ended	Year ended
	7/31/08	7/31/07

Operations:

Net investment income	$77,376,519	$64,744,213

Net realized gain (loss) on investments
and foreign currency transactions	(15,197,779)	7,070,341

Net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(89,357,053)	(1,307,022)

Net increase (decrease) in net assets
resulting from operations	(27,178,313)	70,507,532

Distributions to shareholders (Note 1):

From ordinary income

Taxable net investment income	(64,434,509)	(64,419,694)

Decrease from shares repurchased (Note 4)	(70,807,252)	(174,168,870)

Total decrease in net assets	(162,420,074)	(168,081,032)

NET ASSETS

Beginning of year	1,141,997,441	1,310,078,473

End of year (including undistributed net
investment income of $33,906,046 and
$13,055,786, respectively)	$979,577,367	$1,141,997,441

NUMBER OF FUND SHARES

Shares outstanding at beginning of year	160,911,717	186,509,884

Shares repurchased (Note 4)	(11,397,973)	(25,590,459)

Retirement of shares held by the fund	—	(7,708)

Shares outstanding at end of year	149,513,744	160,911,717

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE			Year ended

	7/31/08	7/31/07	7/31/06	7/31/05	7/31/04

Net asset value, beginning of period	$7.10	$7.02	$7.16	$7.03	$6.75
Investment operations:

Net investment income [a]	.50 [d]	.36 [d]	.34 [d]	.36 [d]	.44 [d]

Net realized and unrealized gain (loss) on investments	(.69)	.03	(.16)	.28	.31

Total from investment operations	(.19)	.39	.18	.64	.75

Less distributions:

From net investment income	(.42)	(.36)	(.36)	(.51)	(.47)

Total distributions	(.42)	(.36)	(.36)	(.51)	(.47)
Increase from shares repurchased	.06	.05	.04	—	—

Net asset value, end of period	$6.55	$7.10	$7.02	$7.16	$7.03

Market price, end of period	$5.97	$6.21	$6.02	$6.31	$6.29

Total return at market price (%) [b]	2.84	9.06	1.14	8.35	7.18

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in thousands)	$979,577	$1,141,997	$1,310,078	$1,396,980	$992,676

Ratio of expenses to average net assets (%) [c]	.83 [d]	.82 [d]	.81 [d]	.84 [d]	.83 [d]

Ratio of net investment income to average net assets (%)	7.20 [d]	5.02 [d]	4.86 [d]	4.99 [d]	6.19 [d]

Portfolio turnover (%)	134.37 [e]	83.71 [e]	104.97 [e]	139.74 [e]	78.43

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects waivers of certain fund expenses in connection with Putnam Prime Money Market Fund in effect during the period. As a result of such waivers, the expenses of the fund for the periods ended July 31, 2008, July 31, 2007, July 31, 2006, July 31, 2005, and July 31, 2004, reflect a reduction of less than 0.01%, 0.01%, 0.01%, 0.02% and less than 0.01% of average net assets, respectively (Note 5).

e Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 7/31/08

Note 1: Significant accounting policies

Putnam Premier Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund’s investment objective is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market. The fund invests in higher yielding, lower-rated bonds that have a higher rate of default due to the nature of the investments. The fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time.

By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Lehman Brothers Holdings Inc. made a bankruptcy filing on September 15, 2008, subsequent to the reporting period. The reported values of the fund’s positions as of July 31, 2008 in securities of Lehman or its affiliates and in derivatives to which Lehman or its affiliates is a counterparty do not reflect these developments or portfolio transactions after July 31, 2008.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

L) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At July 31, 2008, the value of securities loaned amounted to $11,380,222. The fund received cash collateral of $11,646,260 which is pooled with collateral of other Putnam funds into 70 issues of short-term investments.

P) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2008, the fund had a capital loss carryover of $208,119,562 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$59,441,379	July 31, 2009

44,917,486	July 31, 2010

80,119,935	July 31, 2011

6,338,093	July 31, 2015

17,302,669	July 31, 2016

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2009 $14,566,761 of losses recognized during the period November 1, 2007 to July 31, 2008.

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. These differences include temporary and/or permanent differences of foreign currency gains and losses, post-October loss deferrals, the expiration of a capital loss carryover, dividends payable, unrealized and realized gains and losses on certain futures contracts, income on swap contracts, and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2008, the fund reclassified $7,908,250 to increase undistributed net investment income and $65,209,857 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $57,301,607.

The tax basis components of distributable earnings and the federal tax cost as of July 31, 2008 were as follows:

Unrealized appreciation	$48,565,256
Unrealized depreciation	(76,876,545)

Net unrealized depreciation	($28,311,289)
Undistributed ordinary income	31,595,837
Capital loss carryforward	(208,119,562)
Post-October loss	(14,566,761)

Cost for federal income tax purposes	$1,698,576,319

Note 2: Management fee, administrative services and
other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates: 0.75% of the first $500 million of average weekly assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% of the next $5 billion, with additional breakpoints at higher asset levels.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

In October 2007, Putnam Management agreed to reimburse the fund in the amount of $332,689 in connection with the misidentification in 2006 of the characteristics of certain securities in the fund’s portfolio. The reimbursement by Putnam Management had less than a 0.05% impact on total return during the period.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the year ended July 31, 2008, the fund incurred $553,657 for custody and investor servicing agent functions provided by PFTC.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At July 31, 2008, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended July 31, 2008, the fund’s expenses were reduced by $396,633 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $507, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the year ended July 31, 2008, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $1,453,979,360 and $1,337,237,881, respectively. Purchases and sales of U.S. government securities aggregated $102,453,767 and $258,108,560, respectively.

Written option transactions during the year ended July 31, 2008 are summarized as follows:

		Contract	Premiums
		Amounts	Received

Written options outstanding
at beginning of year	EUR	10,720,000	$ 436,472

	USD	266,210,000	$ 8,180,564

Options opened	EUR	—	—

	USD	1,134,248,000	22,215,867

Options exercised	EUR	—	—

	USD	—	—

Options expired	EUR	—	—

	USD	(712,374,000)	(14,565,011)

Options closed	EUR	(10,720,000)	(436,472)

	USD	(539,720,000)	(10,143,872)

Written options outstanding
at end of year	EUR	—	$—

	USD	148,364,000	$ 5,687,548

Note 4: Shares repurchased

In September 2007, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2008 (based on shares outstanding as of October 5, 2007). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 6, 2007 (based on shares outstanding as of October 7, 2005). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the year ended July 31, 2008, the fund repurchased 11,397,973 common shares for an aggregate purchase price of $70,807,252, which reflects a weighted-average discount from net asset value per share of 11%.

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended July 31, 2008, management fees paid were reduced by $15,989 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $810,228 for the year ended July 31, 2008. During the year ended July 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $344,667,986 and $378,549,963, respectively.

On September 17, 2008, the Trustees of the fund voted to close Putnam Prime Money Market Fund effective September 17, 2008.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of July 31, 2008, the fund had unfunded loan commitments of $1,415,770, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments

Community Health Systems	$59,836

Golden Nugget, Inc	95,454

Hologic	211,500

Hub International, LTD.	13,980

NRG Energy, Inc.	355,000

Ticketmaster	680,000

Total	$1,415,770

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

In September 2007, Putnam Management consented to an order issued by the SEC and agreed to pay a monetary penalty to the SEC relating to the omission of required information from notices sent with distributions to shareholders of your fund prior to June 2002.

Note 9: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) —an amendment of FASB Statement No. 133 (“SFAS 133”), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Federal tax information and compliance certifications (unaudited)

Federal tax information

The Form 1099 you will receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

Compliance certifications

On February 28, 2008, your fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the fund’s disclosure controls and procedures and internal control over financial reporting.

Shareholder meeting results (unaudited)

January 31, 2008 meeting

The annual meeting of shareholders of the fund was held on January 31, 2008.

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Jameson A. Baxter	131,134,779	12,090,174

Charles B. Curtis	131,126,775	12,098,178

Robert J. Darretta	131,050,647	12,174,306

Myra R. Drucker	131,117,663	12,107,290

Charles E. Haldeman, Jr.	131,174,037	12,050,916

John A. Hill	131,121,154	12,103,799

Paul L. Joskow	131,131,924	12,093,029

Elizabeth T. Kennan	131,071,563	12,153,390

Kenneth R. Leibler	131,103,916	12,121,037

Robert E. Patterson	131,193,551	12,031,402

George Putnam, III	131,129,232	12,095,721

W. Thomas Stephens	131,138,830	12,086,123

Richard B. Worley	131,131,736	12,093,217

All tabulations are rounded to the nearest whole number.

About the Trustees

Jameson A. Baxter

Trustee since 1994 and
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum.

Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*

Trustee since 2004 and
President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill

Trustee since 1985 and Chairman since 2000

John A. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Mr. Hill was born and raised in Midland, Texas; received his B.A. in Economics from Southern Methodist University; and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Trustee since 2006

Mr. Leibler is a Founding Partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officerof the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Richard B.Worley

Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management, LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal Executive	Vice President	Vice President, Senior Associate Treasurer
Officer, Associate Treasurer, and	Since 2004	and Assistant Clerk
Compliance Liaison	Managing Director, Putnam Investments and	Since 2005
Since 1989	Putnam Management. During 2002, Chief
	Operating Officer, Atalanta/Sosnoff	Nancy E. Florek (Born 1957)
Jonathan S. Horwitz (Born 1955)	Management Corporation	Vice President, Assistant Clerk, Assistant
Senior Vice President and Treasurer		Treasurer and Proxy Manager
Since 2004	Francis J. McNamara, III (Born 1955)	Since 2005
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004
Senior Managing Director, Putnam
Steven D. Krichmar (Born 1958)	Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior
Since 2002	to 2004, General Counsel, State Street
Senior Managing Director,	Research & Management Company
Putnam Investments
Robert R. Leveille (Born 1969)
Janet C. Smith (Born 1965)	Vice President and Chief Compliance Officer
Vice President, Principal Accounting Officer	Since 2007
and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments and	Management. Prior to 2004, member of
Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and BSA Compliance Officer
Since 2002
Beth S. Mazor (Born 1958)	Managing Director, Putnam Investments
Vice President
Since 2002	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

About Putnam Investments

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Robert E. Patterson	Mark C. Trenchard
Putnam Investment	George Putnam, III	Vice President and BSA Compliance Officer
Management, LLC	Richard B. Worley
One Post Office Square		Judith Cohen
Boston, MA 02109	Officers	Vice President, Clerk and Assistant Treasurer
Charles E. Haldeman, Jr.
Investment Sub-Manager	President	Wanda M. McManus
Putnam Investments Limited		and Assistant Clerk
57–59 St James’s Street	Charles E. Porter
London, England SW1A 1LD	Executive Vice President, Principal	Nancy E. Florek
	Executive Officer, Associate Treasurer	Vice President, Assistant Clerk, Assistant
Marketing Services	and Compliance Liaison	Treasurer and Proxy Manager
Putnam Retail Management
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Senior Vice President and Treasurer

Custodian	Steven D. Krichmar
State Street Bank and Trust Company	Vice President and Principal Financial Officer

Legal Counsel	Janet C. Smith
Ropes & Gray LLP	Vice President, Principal Accounting Officer
and Assistant Treasurer
Independent Registered Public
Accounting Firm	Susan G. Malloy
KPMG LLP	Vice President and Assistant Treasurer

Trustees	Beth S. Mazor
John A. Hill, Chairman	Vice President
Jameson Adkins Baxter, Vice Chairman
Charles B. Curtis	James P. Pappas
Robert J. Darretta	Vice President
Myra R. Drucker
Charles E. Haldeman, Jr.	Francis J. McNamara, III
Paul L. Joskow	Vice President and Chief Legal Officer
Elizabeth T. Kennan
Kenneth R. Leibler	Robert R. Leveille
Vice President and Chief Compliance Officer

Call 1-800-225-1581 weekdays between 8:30 a.m. and 8:00 p.m. or on Saturday between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

AN708 252422 9/08

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c ) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

July 31, 2008	$95,699	$--	$6,000	$-
July 31, 2007	$73,650	$--	$5,450	$-

For the fiscal years ended July 31, 2008 and July 31 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $74,733 and $5,450 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

July 31, 2008	$ -	$ -	$ -	$ -

July 31, 2007	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund's Board of Trustees is composed of the following persons:

Robert E. Patterson (Chairperson)
Robert J. Darretta
Myra R. Drucker
John A. Hill
Kenneth R. Leibler

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Coordinator, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

► The funds will withhold votes for the entire board of directors if

• the board does not have a majority of independent directors,

• the board has not established independent nominating, audit, and compensation committees,

• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

► The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance.

► The funds will withhold votes for any nominee for director:

• who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

• who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

• of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

• who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’

Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

► The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

► The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

► The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

► The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

► The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

► The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

► The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

► The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

► The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

► The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

► The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

► The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

► The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

► The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Coordinator’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

► The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

► The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

► The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

► The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

► The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

► The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

► The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

► The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

However, the funds generally support shareholder proposals to declassify a board or to require shareholder approval of shareholder rights plans The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees will also consider whether a company’s severance payment arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The fund will consider on a case by case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The fund does not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share reregistration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers, except as follows:

Uncontested Election of Directors

Germany

► For companies subject to “co-determination,” the funds will vote on a case by-case basis for the election of nominees to the supervisory board.

► The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with more than 2,000 employees, company employees are allowed to elect half of the supervisory board members. This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination,” the Funds will vote for supervisory board members on a case-by-case basis, so that the funds can support independent nominees.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Japan

► For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes for the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

► The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

► The funds will withhold votes for the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established a nominating committee composed of at least a majority of outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guideline, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Russia

► The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

United Kingdom

► The funds will withhold votes for the entire board of directors if

• the board does not have at least a majority of independent non-executive directors,

• the board has not established a nomination committee composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors.

► The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Other Matters

► The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

► The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

► The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

► The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company’s outstanding common stock where shareholders have preemptive rights.

As adopted February 15, 2008

Proxy Voting Procedures of the Putnam Funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds’ proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one of more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of Interest,” and provide a conflicts of interest report (the “Conflicts Report”) to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management’s investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals’ recommendation and the Conflicts Report with one of more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one of more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Investment management teams. Putnam Management’s, Putnam Investments Limited’s and The Putnam Advisory Company’s (for funds having Putnam Investments Limited and/or The Putnam Advisory Company as sub-manager) investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the team or teams identified in the shareholder report included in Item 1 of this report manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader(s) and Portfolio Member(s) coordinate team efforts related to the fund and are primarily responsible for the day-today management of the fund’s portfolio. In addition to these individuals, each team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

Portfolio Leaders	Joined	Employer	Positions Over Past Five Years
	Fund

D. William Kohli	2002	Putnam Management	Director, Core Fixed Income Team
		1994-Present

Portfolio
Members

Michael Atkin	2007	Putnam Management	Director of Sovereign Research
		1997-Present

Rob Bloemker	2005	Putnam Management	Deputy Head of Investments,
		1999-Present	Previously, Chief Investment
			Officer, Core Fixed-Income;
			Team Leader, Mortgage and

			Government; Mortgage Specialist

Kevin Murphy	2007	Putnam Management	Team Leader, High Grade Credit
		1999-Present	Previously, Investment Strategist

Paul Scanlon	2005	Putnam Management	Team Leader, U.S. High-Yield.
		1999-Present	Previously, Portfolio Manager

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Leader(s) and Portfolio Member(s) managed as of the fund’s most recent fiscal year-end. The other accounts may include accounts for which the individual was not designated as a portfolio member. Unless noted, none of the other accounts pays a fee based on the account’s performance.

					Other accounts (including
					separate accounts, managed
					account programs and single-
Portfolio	Other SEC-registered open-		Other accounts that pool assets		sponsor defined contribution
Leader or	end and closed-end funds		from more than one client		plan offerings)
Member

	Number	Assets	Number of	Assets	Number	Assets
	of		accounts		of
	accounts				accounts

William Kohli	6	$3,224,200,000	9	$1,346,000,000	9	$2,178,600,000

Rob Bloemker	16	$9,597,400,000	28	$12,798,100,000	30*	$11,643,000,000

Michael Atkin	6	$3,224,200,000	3	$479,600,000	5	$1,517,700,000

Paul Scanlon	11	$6,373,900,000	12	$1,224,700,000	5	$458,800,000

Kevin Murphy	10	$7,276,100,000	22	$8,746,400,000	21	$8,212,700,000

* 3 accounts, with total assets of $823,100,000, pay an advisory fee based on account performance.

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front-running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Leader(s) and Portfolio Member(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or

“incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to seek to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, which is identified in the shareholder report included in Item 1, is the fund’s its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to each investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on (i) for tax-exempt funds, a tax-adjusted basis to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions or (ii) for taxable funds, on a before-tax basis.

Consistent performance means being above median over one year.

· Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

· Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader(s) and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 7/31/07.

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities

Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

August 1 -
August 31, 2007	2,274,845	$6.29	2,274,845	883,681
September 1 -
September 30, 2007	883,681	$6.39	883,681	-
October 1 -
October 5, 2007	-	-	-	-
October 6 -	1,098,795	$6.35	1,098,795	14,676,524

October 31, 2007
November 1 -
November 30, 2007	1,300,734	$6.17	1,300,734	13,375,790
December 1 -
December 31, 2007	1,013,566	$6.27	1,013,566	12,362,224
January 1 -
January 31, 2008	475,073	$6.36	475,073	11,887,151
February 1 -
February 28, 2008	753,821	$6.11	753,821	11,133,330
March 1 -
March 31, 2008	861,432	$5.96	861,432	10,271,898
April 1 -
April 30, 2008	1,258,704	$6.17	1,258,704	9,013,194
May 1 -
May 31, 2008	498,328	$6.35	498,328	8,514,866
June 1 -
June 30, 2008	80,780	$6.18	80,780	8,434,086
July 1 -
July 31, 2008	898,215	$5.92	898,215	7,535,871

*The Board of Trustees announced a repurchase plan on October 7, 2005 for which 9,757,815 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 19,515,630 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. In September 2007, the Trustees announced that the repurchase program was increased to allow repurchases up to a total 15,775,319 shares through October 7, 2008.

**Information prior to October 6, 2007 is based on the total number of shares eligible for repurchase under the program, as amended through September 15, 2006. Information from October 6, 2007 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2007.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Premier Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: September 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: September 25, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: September 25, 2008